                                                       Registration No. 811-2120
                                                        Registration No. 2-38414
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [_]
                     Post-Effective Amendment No.   59                  [X]
                                                 --------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [_]
                     Post-Effective Amendment No.   59                  [X]
                                                 --------

                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                           Copies To:

     John D. Cleland, President                            Amy J. Lee, Secretary
     Security Income Fund                                  Security Income Fund
     700 Harrison Street                                   700 Harrison Street
     Topeka, KS 66636-0001                                 Topeka, KS 66636-0001

    (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately  upon filing  pursuant to  paragraph  (b)
[X]  on November 7, 1997, pursuant to  paragraph  (b)
[_]  60 days after  filing  pursuant  to  paragraph (a)(1)
[_]  on November 7, 1997,  pursuant  to  paragraph  (a)(1)
[_]  75 days after filing  pursuant to  paragraph  (a)(2)
[_]  on  November  7, 1997,  pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              --------------------

Pursuant to regulation 270.24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its shares of Common Stock. The Registrant filed the Notice required by 24f-2 on February 25, 1997.

                              SECURITY INCOME FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

Form N-1A
ITEM NUMBER    CAPTION

PART A         PROSPECTUS

   1.          Cover Page

   2.          Not Applicable

   2a.         Transaction and Operating Expense Table

   3.          Financial Highlights; Performance

   4.          Investment Objectives and Policies of the Funds

   5. Management of the Funds; Portfolio Management, Trading Practices and Brokerage

   6.          General   Information;   Organization;   Stockholder   Inquiries;
               Dividends and Taxes

   7. How to Purchase Shares; Alternative Purchase Options; Class A Shares; Security Income Fund's Class A Distribution Plan; Class B Shares; Class B Distribution Plan; Calculation and Waiver of Contingent Deferred Sales Charges; Arrangements with Broker/Dealers and Others; Determination of Net Asset Value; Purchases at Net Asset Value; Stockholder Services; Accumulation Plan; Exchange Privilege; Exchange by Telephone; Retirement Plans; Appendix C

   8.          How  to  Redeem   Shares;   Telephone   Redemptions;   Systematic
               Withdrawal Program

   9.          Not Applicable

               EXPLANATORY NOTE

                    This  Post-Effective  Amendment No. 59 (the  "Amendment") to
               the Registrant's Registration Statement on Form N-1A (File Nos. 2-38414 and 811-2120) is being filed solely for the purpose of updating the financial statements of the MFR Emerging Markets Total Return Series and the MFR Global Asset Allocation Series of the Registrant in accordance with the undertaking filed as part of the Series' initial Registration Statement. As a result, the Amendment does not affect the Registrant's currently effective Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series prospectus, which is hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

PART B                       STATEMENT OF ADDITIONAL INFORMATION

   10.         Cover Page

   11.         Table of Contents

   12.         Not Applicable

   13. Investment Objectives and Policies of the Funds; Security Income Fund's Fundamental Policies; Investment Policy Limitations

   14.         Officers and Directors

   15.         Remuneration of Directors and Others

   16.         Investment   Management;   Portfolio   Management;   Distributor;
               Custodian, Transfer Agent and Dividend-Paying Agent

   17.         Allocation of Portfolio Brokerage

   18.         Organization

   19. How to Purchase Shares; Alternative Purchase Options; Class A Shares; Security Income Fund's Class A Distribution Plan; Class B Shares; Class B Distribution Plan; Calculation and Waiver of Contingent Deferred Sales Charge; Arrangements with Broker/Dealers and Others; Determination of Net Asset Value; How to Redeem Shares; Telephone Redemptions; How to Exchange Shares; Purchases at Net Asset Value; Accumulation Plan; Systematic Withdrawal Program; Exchange by Telephone; Retirement Plans; Individual Retirement Accounts (IRAs); SIMPLE IRAs; Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix A

   20.         Dividends and Taxes

   21.         Distributor

   22.         Performance Information

   23.         Financial Statements; Independent Auditors

PROSPECTUS
================================================================================

* MFR EMERGING MARKETS TOTAL RETURN SERIES
* MFR GLOBAL ASSET ALLOCATION SERIES
* MFR GLOBAL HIGH YIELD SERIES
700 SW HARRISON STREET
TOPEKA, KS 66636-0001


                                   PROSPECTUS
                                NOVEMBER 7, 1997



     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (formerly Global Aggressive Bond Series) are diversified series of an open-end management investment company. Each series has its own identified assets, net asset values and investment objective.

     The investment objective of the Emerging Markets Total Return Series is to maximize total return. To achieve this goal, the Series invests in a combination of equity and/or debt securities of companies domiciled in, or doing business in, emerging countries and emerging markets and sovereign debt securities of emerging market countries.

     The investment objective of the Global Asset Allocation Series is to seek a high level of total return consisting of capital appreciation and current income. To achieve its investment objective the Series follows an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     The investment objective of the Global High Yield Series is to seek high current income with capital appreciation as a secondary objective through investment primarily in a combination of foreign and domestic high yield, lower rated securities.

     EACH OF THE SERIES MAY INVEST IN DEBT SECURITIES THAT INCLUDE DOMESTIC AND FOREIGN DEBT SECURITIES RATED BELOW INVESTMENT GRADE AND FOREIGN DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF SUCH SECURITIES, WHICH ARE COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING THE RISK OF DEFAULT, AND THEREFORE SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT METHODS AND RISK FACTORS" ON PAGE 15. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTING IN THE SERIES.


     This Prospectus sets forth concisely the information that a prospective investor should know about the Series. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Series, dated November 7, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (800) 643-8188.


--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund involves risk, including loss of principal, and is not a deposit or obligation of or guaranteed by any bank. The Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
--------------------------------------------------------------------------------

CONTENTS
================================================================================

                                                                            Page

Transaction and Operating Expense Table...................................    1
Financial Highlights......................................................    2
Investment Objective and Policies of the Series...........................    6
  MFR Emerging Markets Total Return Series................................    6
  MFR Global Asset Allocation Series......................................    9
  MFR Global High Yield Series............................................   13
Investment Methods and Risk Factors.......................................   15
Management of the Series..................................................   31
  Portfolio Management....................................................   33
How to Purchase Shares....................................................   33
  Alternative Purchase Options............................................   34
  Class A Shares..........................................................   34
  Class A Distribution Plan...............................................   35
  Class B Shares..........................................................   36
  Class B Distribution Plan...............................................   37
  Calculation and Waiver of Contingent Deferred Sales Charges.............   37
  Arrangements with Broker-Dealers and Others.............................   38
Purchases at Net Asset Value..............................................   38
Trading Practices and Brokerage...........................................   39
How to Redeem Shares......................................................   40
  Telephone Redemptions ..................................................   40
Dividends and Taxes.......................................................   41
  Foreign Taxes...........................................................   42
Determination of Net Asset Value..........................................   43
Performance...............................................................   43
Stockholder Services......................................................   44
  Accumulation Plan.......................................................   44
  Systematic Withdrawal Program...........................................   44
  Exchange Privilege......................................................   45
  Exchange by Telephone...................................................   45
  Retirement Plans........................................................   45
General Information.......................................................   46
  Organization............................................................   46
  Stockholder Inquiries...................................................   46
Appendix A................................................................   47
Appendix B................................................................   49

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                                                CLASS A            CLASS B(1)
--------------------------------                                                -------            ----------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)     4.75%                 None
Maximum Sales Load Imposed on Reinvested Dividends                              None                  None
Deferred Sales Load (as a percentage of original purchase price
  or redemption proceeds, whichever is lower)                                   None(2)     5% during the first year,
                                                                                            decreasing to 0% in the
                                                                                            sixth and following years

                                                                  MFR EMERGING            MFR GLOBAL           MFR GLOBAL
                                                              MARKETS TOTAL RETURN     ASSET ALLOCATION        HIGH YIELD
                                                                CLASS A  CLASS B       CLASS A  CLASS B     CLASS A  CLASS B
                                                                -------  -------       -------  -------     -------  -------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                  1.00%    1.00%         1.00%    1.00%       0.75%    0.75%
12b-1 Fees(3)                                                    0.25%    1.00%         0.25%    1.00%       0.25%    1.00%
Other Expenses (after expense reimbursements)(4)                 0.75%    0.75%         0.75%    0.75%       1.00%    1.00%
Total Fund Operating Expenses(5)                                 2.00%    2.75%         2.00%    2.75%       2.00%    2.75%

EXAMPLE

  You would pay the following expenses on a $1,000     1 Year    $  67    $  78         $  67    $  78       $  67    $  78
  investment, assuming (1) 5 percent annual return     3 Years     107      115           107      115         107      115
  and (2) redemption at the end of each time period    5 Years     ---      ---           ---      ---         150      165
                                                      10 Years     ---      ---           ---      ---         269      308

EXAMPLE

  You would pay the following expenses on a $1,000     1 Year    $  67    $  28         $  67    $  28       $  67    $  28
  investment, assuming (1) 5 percent annual return     3 Years     107       85           107       85         107       85
  and (2) no redemption                                5 Years     ---      ---           ---      ---         150      145
                                                      10 Years     ---      ---           ---      ---         269      308

(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 34.

(3) Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

(4) The amount of "Other Expenses" of the Emerging Markets Total Return and Global Asset Allocation Series is based on estimated amounts for the fiscal year ending December 31, 1997.


(5) During the fiscal year ending December 31, 1997, MFR will reimburse certain expenses of each Series; absent such reimbursement and waiver, "Other Expenses" would be as follows: 5.13% for Class A and 5.06% for Class B shares of Emerging Markets Total Return; 5.05% for Class A and 5.12% for Class B shares of Global Asset Allocation; and 1.73% for Class A shares and 2.00% for Class B shares of Global High Yield Series.


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Series will bear directly or indirectly. For a more detailed discussion of the Series' fees and expenses, see the discussion under "Management of the Series," page 31. Information on the Series' 12b-1 Plans may be found under the headings "Class A Distribution Plan" on page 35 and "Class B Distribution Plan" on page 37. See "How to Purchase Shares," page 33, for more information concerning the sales load. Also, see Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================

     The following financial highlights for each of the years in the period ended December 31, 1996, except the six-month period ended June 30, 1997 and the period from May 19, 1997 to September 30, 1997, have been audited by Ernst & Young LLP. Such information for each of the years in the period ended December 31, 1996, should be read in conjunction with the financial statements of the Series and the report of Ernst & Young LLP, the Series' independent auditors, appearing in the December 31, 1996 Annual Report which is incorporated by reference in this Prospectus. The Annual Report also contains additional information about the performance of the Global High Yield Series and may be obtained without charge by calling Security Distributors, Inc. at 1-800-643-8188.

GLOBAL HIGH YIELD SERIES (CLASS A)
                                                                     FISCAL YEAR ENDED DECEMBER 31
                                                             --------------------------------------------
                                                             1997(B)(E)     1996(B)(C)      1995(B)(C)(D)
                                                             ----------     ----------      -------------

PER SHARE DATA
Net asset value beginning of period.......................     $10.36        $10.15            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................        .65          1.06               .63
Net gains (losses) on securities (realized & unrealized)..       (.43)          .064              .09
                                                                -----         ------            -----
Total from investment operations..........................        .22          1.124              .72

LESS DISTRIBUTIONS
Dividends (from net investment income)....................       (.39)         (.687)            (.55)
Distributions (from capital gains)........................        ---          (.227)            (.02)
Return of capital.........................................        ---            ---              ---
                                                                -----         ------            -----
Total distributions.......................................       (.39)         (.914)            (.57)
                                                                -----         ------            -----
Net asset value end of period.............................     $10.19        $10.36            $10.15
                                                                =====         ======            =====
Total return (a)..........................................        2.2%          11.6%             7.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................      $4,575         $3,507           $2,968
Ratio of expenses to average net assets...................       1.90%          1.98%            2.00%
Ratio of net investment income to average net assets......       8.19%         10.39%           11.04%
Portfolio turnover rate...................................        104%            96%             127%
Average commission paid per investment security traded (h)         N/A            N/A              N/A


GLOBAL HIGH YIELD SERIES (CLASS B)
                                                                     FISCAL YEAR ENDED DECEMBER 31
                                                             --------------------------------------------
                                                             1997(B)(E)     1996(B)(C)      1995(B)(C)(D)
                                                             ----------     ----------      -------------
PER SHARE DATA
Net asset value beginning of period.......................    $10.41         $10.17            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................       .64            .98               .56
Net gains (losses) on securities (realized & unrealized)..      (.472)          .06               .12
                                                               ------         ------            -----
Total from investment operations..........................       .168          1.04               .68

LESS DISTRIBUTIONS
Dividends (from net investment income)....................      (.358)         (.573)            (.49)
Distributions (from capital gains)........................        ---          (.227)            (.02)
Return of capital.........................................        ---            ---              ---
                                                               ------         ------            -----
Total distributions.......................................      (.358)         (.80)             (.51)
                                                               ------         ------            -----
Net asset value end of period.............................    $10.22         $10.41            $10.17
                                                               ======         ======            =====
Total return (a)..........................................        1.7%          10.7%             6.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................      $1,607         $1,541           $1,440
Ratio of expenses to average net assets...................       1.96%          2.75%            2.75%
Ratio of net investment income to average net assets......       8.14%          9.64%           10.24%
Portfolio turnover rate...................................        104%            96%             127%
Average commission paid per investment security traded (h)         N/A            N/A              N/A


--------------------------------------------------------------------------------

EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)
                                                             PERIOD ENDED
                                                             SEPTEMBER 30
                                                             -------------
                                                             1997(B)(F)(G)
PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................        .130
Net gains on securities (realized & unrealized)...........        .410
                                                                ------
Total from investment operations..........................        .540

LESS DISTRIBUTIONS
Dividends (from net investment income)....................        ---
Distributions (from capital gains)........................        ---
Return of capital.........................................        ---
                                                                ------
Total distributions.......................................        ---
                                                                ------
Net asset value end of period.............................     $10.54
                                                                ======
Total return (a)..........................................        5.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................        $546
Ratio of expenses to average net assets...................       2.00%
Ratio of net investment income to average net assets......       3.59%
Portfolio turnover rate...................................         26%
Average commission paid per investment security traded (h)      $.0112


EMERGING MARKETS TOTAL RETURN SERIES (CLASS B)
                                                             PERIOD ENDED
                                                             SEPTEMBER 30
                                                             -------------
                                                             1997(B)(F)(G)
PER SHARE DATA
Net asset value beginning of period.......................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         .100
Net gains on securities (realized & unrealized)...........         .410
                                                                 ------
Total from investment operations..........................         .510

LESS DISTRIBUTIONS
Dividends (from net investment income)....................          ---
Distributions (from capital gains)........................          ---
Return of capital.........................................          ---
                                                                 ------
Total distributions.......................................          ---
                                                                 ------
Net asset value end of period.............................      $10.51
                                                                 ======
Total return (a)..........................................         5.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................         $556
Ratio of expenses to average net assets...................        2.75%
Ratio of net investment income to average net assets......        2.84%
Portfolio turnover rate...................................          26%
Average commission paid per investment security traded (h)       $.0112


--------------------------------------------------------------------------------

GLOBAL ASSET ALLOCATION SERIES (CLASS A)
                                                             PERIOD ENDED
                                                             SEPTEMBER 30
                                                             -------------
                                                             1997(B)(F)(G)
PER SHARE DATA
Net asset value beginning of period.......................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         .120
Net gains on securities (realized & unrealized)...........         .510
                                                                 ------
Total from investment operations..........................         .630

LESS DISTRIBUTIONS
Dividends (from net investment income)....................          ---
Distributions (from capital gains)........................          ---
Return of capital.........................................          ---
                                                                 ------
Total distributions.......................................          ---
                                                                 ------
Net asset value end of period.............................      $10.63
                                                                 ======
Total return (a)..........................................         6.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................         $581
Ratio of expenses to average net assets...................        2.00%
Ratio of net investment income to average net assets......        2.72%
Portfolio turnover rate...................................          20%
Average commission paid per investment security traded (h)       $.0196


GLOBAL ASSET ALLOCATION SERIES (CLASS B)
                                                             PERIOD ENDED
                                                             SEPTEMBER 30
                                                             -------------
                                                             1997(B)(F)(G)
PER SHARE DATA
Net asset value beginning of period.......................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         .110
Net gains on securities (realized & unrealized)...........         .500
                                                                 ------
Total from investment operations..........................         .610

LESS DISTRIBUTIONS
Dividends (from net investment income)....................          ---
Distributions (from capital gains)........................          ---
Return of capital.........................................          ---
                                                                 ------
Total distributions.......................................          ---
                                                                 ------
Net asset value end of period.............................      $10.61
                                                                 ======
Total return (a)..........................................         6.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................         $537
Ratio of expenses to average net assets...................        2.75%
Ratio of net investment income to average net assets......        1.99%
Portfolio turnover rate...................................          20%
Average commission paid per investment security traded (h)       $.0196


--------------------------------------------------------------------------------

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:


     ---------------------------------------------------------------------------
                                                       1995     1996     1997
     ---------------------------------------------------------------------------
     Global High Yield Series                Class A   2.42%    2.73%    2.89%*
                                             Class B   3.93%    3.75%    2.95%*
     ---------------------------------------------------------------------------
     Emerging Markets Total Return Series    Class A    ---      ---     6.38%**
                                             Class B    ---      ---     7.06%**
     ---------------------------------------------------------------------------
     Global Asset Allocation Series          Class A    ---      ---     6.30%**
                                             Class B    ---      ---     7.12%**
     ---------------------------------------------------------------------------
      *For the six-month period ended June 30, 1997.
     **For the period May 19, 1997 (date of inception) to September 30, 1997.
     ---------------------------------------------------------------------------


(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Global High Yield Series (formerly referred to as Global Aggressive Bond Series) was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.


(e) Unaudited figures for the period ended June 30, 1997. Percentage amounts for the period, except total return, have been annualized.

(f) Emerging Markets Total Return Series and Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except total return.

(g) Unaudited figures for the period May 19, 1997 (date of inception) to September 30, 1997. Percentage amounts for the period, except total return, have been annualized.

(h) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (the "Series") are diversified series of an open-end management investment company (commonly known as a mutual fund), Security Income Fund (the "Fund"). The Fund was organized as a Kansas corporation on September 9, 1970. Each of the Series has its own investment objective and policies which are discussed in more detail below. Although the Emerging Markets Total Return Series and Global Asset Allocation Series are series of Security Income Fund, each series may invest to a substantial degree in equity securities as discussed below. There, of course, can be no assurance that the Series will achieve their investment objectives. While there is no present intention to do so, the investment objective and policies of each Series may be changed by the Board of Directors of the Fund without the approval of stockholders. If a change in investment objective is made, stockholders should consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

     Each of the Series is subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are: (1) with respect to 75 percent of the value of its total assets, no Series will invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities; (2) no Series will purchase more than 10 percent of the outstanding voting securities of any one issuer; nor (3) invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Series is set forth in the Series' Statement of Additional Information.

     Each of the Series may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Series may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in zero coupon securities and securities that are in default

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No  dealer,  salesperson,  or  other  person  has  been  authorized  to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
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                                        6
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as to payment of  principal  and/or  interest.  A  description  of certain  debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds and zero coupon securities. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35 percent of the assets may be invested in (i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors." In addition, for temporary defensive purposes, the Series may invest less than 65 percent of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100 percent of its total assets in debt securities with credit quality below investment grade (known as junk bonds). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors."

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     For the period May 19, 1997 (date of inception) to September 30, 1997,  the dollar weighted average of Emerging Markets Total Return Series' holdings (excluding equities) had the following credit quality characteristics.

                                                                 PERCENT OF
     INVESTMENT                                                  NET ASSETS
     ----------                                                  ----------
     U.S. Government and Government Agency Securities...........       0%
     Cash and other Assets, Less Liabilities....................    12.1%
     Rated Fixed Income Securities
        AAA.....................................................       0%
        AA......................................................       0%
        A.......................................................     4.6%
        Baa/BBB.................................................     7.9%
        Ba/BB...................................................    11.7%
        B.......................................................       0%
        Caa/CCC.................................................       0%
     Unrated Securities Comparable in Quality to
        A.......................................................       0%
        Baa/BBB.................................................       0%
        Ba/BB...................................................       0%
        B.......................................................     5.4%
        Caa/CCC.................................................       0%
                                                                    ----
                                                                    41.7%

The foregoing table is intended solely to provide disclosure about Emerging Markets Total Return Series' asset composition for the period ended September 30, 1997. The asset composition in the future may or may not be approximately the same as shown above.


     The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

     The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks, including currency risk, under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions,

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                                       8
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options and futures under "Investment Methods and Risk Factors."

     Futures may be used to gain exposure to markets where there is insufficient cash to purchase a diversified portfolio of securities. Currencies may be held to gain exposure to an international market prior to investing in a non-dollar security.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES

     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in changing the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors."

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long, intermediate and short-term investment grade debt securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by

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                                       9
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MFR).  The weighted  average  maturity for this portion  (investment  grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the
risks   involved   in   foreign   investing.   High-yield   securities   include
high-yielding,  income-producing  debt securities in the lower rating categories
(commonly   referred  to  as  "junk  bonds")  and  preferred   stocks  including
convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. The Series may invest in zero coupon securities that pay no interest prior to maturity and payment in kind securities that pay interest in the form of additional securities. See the discussion of such securities under "Investment Methods and Risk Factors." Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one established rating organization, or if not rated, of equivalent investment quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.


     For the period May 19, 1997 (date of inception) to September 30, 1997, the dollar weighted average of Global Asset Allocation Series' holdings (excluding equities) had the following credit quality characteristics.

                                                                 PERCENT OF
     INVESTMENT                                                  NET ASSETS
     ----------                                                  ----------
     U.S. Government and Government Agency Securities.........         0%
     Cash and other Assets, Less Liabilities..................       9.3%
     Rated Fixed Income Securities
        AAA...................................................         0%
        AA....................................................       3.3%
        A.....................................................       4.5%
        Baa/BBB...............................................       1.9%
        Ba/BB.................................................       6.9%
        B.....................................................       5.4%
        Caa/CCC...............................................         0%
     Unrated Securities Comparable in Quality to
        A.....................................................         0%
        Baa/BBB...............................................         0%
        Ba/BB.................................................         0%
        B.....................................................         0%
        Caa/CCC...............................................         0%
                                                                    ----
                                                                    31.3%

The foregoing table is intended solely to provide disclosure about Global Asset Allocation Series' asset composition for the period ended September 30, 1997. The asset composition in the future may or may not be approximately the same as shown above.


     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies, real estate investment trusts ("REITs") and futures. See the discussion of REITs under "Investment Methods and Risk Factors." Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of

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                                       10
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established  non-U.S.  companies.  Investments  may be made  solely for  capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts

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used for non-hedging  purposes will not equal more than 5 percent of the Series'
net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors."

     The Series may acquire illiquid securities in an amount not exceeding 15 percent of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 15 percent of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3 percent of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis as discussed under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements, and

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"dollar rolls" also as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL HIGH YIELD SERIES

     The MFR Global High Yield Series seeks to provide high current income. Capital appreciation is a secondary objective. As used herein the term "bond" is used to describe any type of debt security. Under normal circumstances the Series will invest at least 65 percent of its total assets in high yield bonds as discussed herein. High yield bonds consist of debt securities rated below investment grade ("junk bonds") and foreign debt securities that yield, as determined by MFR or Lexington, in excess of domestic investment grade debt securities. The Series under normal circumstances seeks its investment objective of providing a high level of current income by investing substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and
(iii) emerging markets. The Series also may invest up to 50 percent of its assets in certain derivative instruments. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in derivative instruments. The Series selects particular debt securities in each sector based on their relative investment merits. Within each area, the Series selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Series may invest consist of bonds, notes, debentures and other similar instruments. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series may also invest in securities that are in default as to payment of principal and/or interest. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Series' ability to achieve its investment objectives is thus more dependent on MFR's credit analysis than would be the case if the Series were to invest in higher quality bonds. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     For the year ended December 31, 1996, the dollar weighted average of Global High Yield Series' holdings (excluding equities) had the following credit quality characteristics.

                                                                 PERCENT OF
     INVESTMENT                                                  NET ASSETS
     ----------                                                  ----------
     U.S. Government and Government Agency Securities.........        0%
     Cash and other Assets, Less Liabilities..................      2.8%
     Rated Fixed Income Securities
        AAA...................................................     12.9%
        AA....................................................      6.5%
        A.....................................................     18.5%
        Baa/BBB...............................................     23.7%
        Ba/BB.................................................     16.1%
        B.....................................................     19.5%
        Caa/CCC...............................................        0%
     Unrated Securities Comparable in Quality to
        A.....................................................        0%
        Baa/BBB...............................................        0%
        Ba/BB.................................................        0%
        B.....................................................        0%
        Caa/CCC...............................................        0%
                                                                   ----
                                                                    100%

The foregoing table is intended solely to provide disclosure about Global High Yield Series' asset

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composition  for the year ended December 31, 1996. The asset  composition in the future may or may not be approximately the same as shown above.


     EMERGING MARKETS. "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. The Series may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. The Series may also invest in zero coupon securities. See the discussion of sovereign debt securities, Brady Bonds, loan participations and assignments and zero coupon securities under "Investment Methods and Risk Factors."

     TEMPORARY INVESTMENTS. The Series intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Series' investment objectives, MFR may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by MFR. It is impossible to predict whether, when or for how long the Series will employ defensive strategies. To the extent the Fund adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     INVESTMENT TECHNIQUE. The Series invests in debt obligations allocated among diverse markets

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and  denominated  in  various   currencies,   including  U.S.  dollars,   or  in
multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with securities denominated in foreign currencies.s

     MFR will seek to allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, MFR intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series. Securities held by the Series may be invested in without limitation as to maturity.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques although the Series is not committed to using such techniques and may be fully exposed to changes in currency exchange rates. See "Investment Methods and Risk Factors" for a discussion of such techniques.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may purchase restricted securities as discussed under "Investment Methods and Risk Factors."


     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs). There are risks involved in mortgage-backed securities and CMOs. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.


INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be

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used by one or more of the Series are  described in the  "Investment  Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Series' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods.

INVESTMENT VEHICLES

     BAA OR BBB SECURITIES - Each of the Series may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined by MFR). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Each Series also may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

     U.S. GOVERNMENT SECURITIES - Each of the Series may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

     CONVERTIBLE SECURITIES AND WARRANTS - The Emerging Markets Total Return and Global Asset Allocation Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options

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to buy a stated  number of shares of common stock at a specified  price any time during the life of the warrants (generally two or more years).

     REAL ESTATE INVESTMENT TRUSTS (REITS) - The Global Asset Allocation Series may invest in REITs. A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.


     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS - The Global Asset Allocation Series and Global High Yield Series may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.


     The Global Asset Allocation Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only"
(IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments

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on the mortgages and the Global Asset Allocation Series may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES - The Global Asset Allocation Series may invest in asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES - Each of the Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated

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account  consisting  of cash or  liquid  securities  equal  to the  value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) - Each of the Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     Trading restricted securities pursuant to Rule 144A may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines.

     The  Series'  Board  of  Directors  is   responsible   for  developing  and
establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR. In making the determination regarding the liquidity of Rule 144A securities, MFR will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, MFR may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) - Each of the Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     SOVEREIGN DEBT - Each of the Series may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due

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in accordance with the terms of such debt.  Periods of economic  uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although MFR intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Series to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which the Series expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt

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securities is likely to be influenced  strongly by a country's  balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Series may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Series may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.


     BRADY BONDS - Each of the Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Uruguay and Venezuela and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Series investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.


     The Series may invest in either  collateralized or  uncollateralized  Brady
Bonds in various currencies. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS - The Emerging Markets Total Return and Global High

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Yield  Series may invest in fixed and  floating  rate loans  ("Loans")  arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Series' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the
credit  risk  of  both  the   borrower  and  the  Lender  that  is  selling  the
Participation.

     In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by MFR to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES - Each of the Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Series also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for the Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Dividends and Taxes" in the Statement of Additional Information), the Series may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Series will not be

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able to purchase additional  income-producing  securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REPURCHASE AGREEMENTS,  REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS
- Each of the Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

     Each Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Each Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid high grade debt securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Series' assets for purposes of calculating compliance with the Series' borrowing limitation. See the discussion under "Borrowing" below.

INVESTMENT METHODS

     CASH RESERVES - Each of the Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of

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portfolio securities) or for temporary, defensive purposes. Such reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the MFR equivalent. Each Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING - Each of the Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies.

     From time to time, it may be advantageous for a Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, each Series may borrow from banks or through reverse repurchase agreements and "roll" transactions. Global High Yield Series may borrow up to 5 percent of its total assets and the Global Asset Allocation and Emerging Markets Total Return Series each may borrow up to 33 1/3 percent of total assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS - To manage exposure to changes in securities prices, interest rates and currency exchange rates and as an efficient means of adjusting overall exposure to certain markets, each Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts. Each Series also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Series' investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that a Series' risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Series may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Series may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Series may enter into forward currency contracts either with respect to

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specific transactions or with respect to portfolio positions.  For example, when a Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is anticipated that a particular currency may decline compared to the U.S. dollar or another currency, the Series may enter into a forward contract to sell the currency expected to decline in an amount up to the value of the portfolio securities held by the Series denominated in a foreign currency.

     In addition, each Series may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Series will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Series' obligations under the option. Each Series also may enter into interest rate futures contracts and stock index futures contracts and may purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC").

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     The Series will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Series may enter into forward contracts or futures contracts or engage in options transactions. See "Dividends and Taxes" in the Statement of Additional Information. The Series also may purchase put or call options or futures contracts on currencies for the same purposes as they may use forward currency contracts.

     A Series' use of forward currency contracts or options and futures transactions thereon, involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: an inability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series' currency risks are different from those needed to select the securities in which a Series invests. The Series also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     SWAPS, CAPS, FLOORS AND COLLARS - Each Series may enter into interest rate, index and currency swaps, and the purchase or sale of related caps, floors and collars. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to

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protect  against any increase in the price of securities the Series  anticipates purchasing at a later date. The Series intend to use these transactions as hedges and not as speculative investments, and a Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay.

     Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     HYBRID INSTRUMENTS - The Global Asset Allocation and Emerging Markets Total Return Series may invest in hybrid instruments which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in the Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES - The Global Asset Allocation Series may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

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RISK FACTORS

     GENERAL RISK FACTORS - Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK - Futures contracts and options can be highly volatile and could result in reduction of a Series' total return, and a Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. A Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. If MFR, Lexington or SMC seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Series, such Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of MFR and the relevant sub-adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISK - Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Series' income and gains from foreign issuers may be

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                                       27
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PROSPECTUS
================================================================================

subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK - Since each Series may invest substantially in securities denominated in currencies other than the U.S. dollar, and since they may hold foreign currencies, the value of such securities will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series will incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

     If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS - Each of the Series may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Series making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, a Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less

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                                       28

PROSPECTUS
================================================================================

liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Series to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Series due to subsequent declines in value of the portfolio security or, if a Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) - Each of the Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Each Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolios of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent they are required to seek

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                                       30

PROSPECTUS
================================================================================

recovery upon a default in the payment of principal or interest on portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

MANAGEMENT OF THE SERIES


     The management of the Series' business and affairs is the responsibility of the Fund's Board of Directors. MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006 is responsible for selection and management of the Series' portfolio investments. MFR currently acts as subadviser to the Lexington Ramirez Global Income Fund and SBL Fund-Global Aggressive Bond Series and also serves as an institutional manager for private clients. Maria Fiorini Ramirez, Inc. ("Ramirez") owns 80 percent of the outstanding common stock of MFR. Ramirez which was established in August of 1992 to provide global economic consulting, and through its subsidiary companies, investment advisory and broker-dealer services is the successor firm to Maria Ramirez Capital Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients. Maria Fiorini Ramirez owns 100 percent of the common stock of Ramirez and Freedom Securities Corporation owns preferred securities which would under certain circumstances be convertible to 20 percent of Ramirez's common stock. Security Benefit Life Insurance Company ("SBL") owns the remaining 20 percent of the outstanding common stock of MFR and has stock rights that would enable SBL in the future to acquire up to 100 percent of the ownership in MFR.


     MFR has engaged Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636, to provide certain investment advisory services to the Global Asset Allocation Series with respect to the Series' investments in domestic equity securities. SMC is a wholly-owned subsidiary of SBL. MFR has also engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to the Global High Yield Series, Global Asset Allocation Series and Emerging Market Total Return Series. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

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                                       31

PROSPECTUS
================================================================================

     Subject to the supervision and direction of the Fund's Board of Directors, MFR and Lexington, and with respect to the Global Asset Allocation Series, SMC, manage the Series' portfolios in accordance with each Series' stated investment objective and policies and make all investment decisions. MFR has agreed that total annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. MFR will contribute such funds to the Series or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its investment management services, MFR receives on an annual basis, .75 percent of the average daily net assets of the Global High Yield Series, and 1 percent of the average daily net assets of each of the Global Asset Allocation Series and Emerging Markets Total Return Series, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington and SMC, as Sub-Advisers, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Global High Yield and Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Adviser, on an annual basis, a fee equal to .20 percent of the average daily net assets of each such Series. Fees paid to the Sub-Advisers are calculated daily and payable monthly.


     SMC also acts as the administrative agent for the Series, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service, SMC receives on an annual basis, an administrative fee of .045 percent of the average daily net assets of each Series calculated daily and payable monthly. In addition, SMC receives, with respect to Global High Yield Series, an accounting fee equal to the greater of
 .10 percent of its average daily net assets or $60,000 and with respect to the Emerging Markets Total Return and Asset Allocation Series, an accounting fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 1, 1998; (ii) $45,000 in the year ended May 1, 1999; or (iii) $60,000 thereafter. For the period ended June 30, 1997, SMC limited the accounting fee for Global High Yield Series to $45,000, and for the period ended September 30, 1997, SMC limited the accounting fees for Emerging Markets Total Return Series and Global Asset Allocation Series to $15,000. There can be no assurance that SMC will continue to waive these fees in the future.


     SMC also acts as the transfer agent and dividend disbursing agent for the Series. The Series' expenses include fees paid to MFR and SMC as well as expenses of brokerage commissions, interest, taxes, distribution fees and extraordinary expenses approved by the Board of Directors of the Fund.


     For the six-month period ended June 30, 1997, the total expenses, as a percentage of average net assets, were 1.90 percent for Class A shares and 1.96 percent for Class B shares of Global High Yield Series. For the period May 19, 1997 (date of inception) to September 30, 1997, the total expenses, as a percentage of average net assets, were 2.00 percent for Class A shares and 2.75 percent for Class B shares of Emerging Markets Total Return Series and 2.00 percent for Class A shares and 2.75 percent of Class B shares of Global Asset Allocation Series.


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PROSPECTUS
================================================================================

PORTFOLIO MANAGEMENT

     The Global Asset Allocation Series is managed by an investment management team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series' portfolio receives sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is managed by an investment management team of Lexington and MFR. Denis
P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total Return Series is managed by an investment management team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series receives sub-investment advisory services from Lexington.

     Denis Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington, is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1997.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

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                                       33
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PROSPECTUS
================================================================================

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), is principal underwriter for the Series. Shares of the Series may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of the Series available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Distributor prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Distributor prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS The Series offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B on page 49 for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

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PROSPECTUS
================================================================================

                                                    SALES CHARGE
                                    --------------------------------------------
                                                       PERCENTAGE
                                      APPLICABLE         OF NET      PERCENTAGE
AMOUNT OF PURCHASE                   PERCENTAGE OF       AMOUNT      REALLOWABLE
AT OFFERING PRICE                    OFFERING PRICE     INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                        4.75%           4.99%          4.00%
$50,000 but less than $100,000           3.75%           3.90%          3.00%
$100,000 but less than $250,000          2.75%           2.83%          2.20%
$250,000 but less than $1,000,000        1.75%           1.78%          1.40%
$1,000,000 and over                      None            None        (See below)
--------------------------------------------------------------------------------

     Purchases of Class A shares in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 37.

     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN

     In addition to the sales charge deducted from Class A shares at the time of purchase, each Series is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by the Series to the Distributor, to finance various activities relating to the distribution of Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Series.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of each Series' Class A shares. The distribution fee is charged to each Series in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by the Series to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Series on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

     The Class A Distribution Plan authorizes payment by the Class A shares of the Series of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Series' books to obtain certain administrative services for the Series' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Series. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning the Series for registered representatives interested in selling shares of the Series and (ii) bonuses or incentives offered to all or specified dealers on the basis of

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sales of a specified  minimum  dollar  amount of Class A shares of the Series by
the  registered   representatives  employed  by  such  dealer(s).  The  expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Series' Statement of Additional Information.

     The Series' Class A Distribution Plan may be terminated at any time by vote of the directors of the Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares of the Series. In the event the Class A Distribution Plan is terminated by the Series' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, the Series may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

                       YEAR SINCE         CONTINGENT DEFERRED
                    PURCHASE WAS MADE         SALES CHARGE
                   -------------------    -------------------
                   First                           5%
                   Second                          4%
                   Third                           3%
                   Fourth                          3%
                   Fifth                           2%
                   Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is

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appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Series' Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for each year after the first, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Series.

     NASD Rules limit the aggregate amount that each Series may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Series make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is

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made within one year after the  disability,  provided such  disability  occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan,
(iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Series pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 44 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or MFR may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Fund, MFR (and its affiliates) or

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the  Distributor;  directors,  officers and  employees of Security  Benefit Life
Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or
registered   representatives   (and  their   spouses  and  minor   children)  of
broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Series.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for the Global High Yield Series for the fiscal year ended December 31, 1996, was 96 percent and for the period June 1, 1995 (date of inception) to December 31, 1995, was 127 percent on an annualized basis. The annualized portfolio turnover rate for the Emerging Markets Total Return Series and Global Asset Allocation Series for the period May 19, 1997 (date of inception) to September 30, 1997 was 26 percent and 20 percent, respectively. The portfolio turnover rate of each Series may exceed 100 percent, but is not expected to do so. Higher portfolio turnover subjects a Series to increased brokerage costs and may, in some cases, have adverse tax effects on a Series or its stockholders.


     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Series. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to MFR or Lexington or who sell shares of the Series. MFR may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Series in the selection of a broker.

     Securities held by the Series also may be held by other investment advisory clients of MFR, including other investment companies. Purchases or sales of the same security occurring on the same day may be aggregated and executed as a single transaction, subject to MFR's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Series'
Statement of Additional Information for a more detailed description of aggregated transactions.

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HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Series' Transfer Agent, Security Management Company, LLC ("SMC"). A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact SMC by calling 1-800-643-8188.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of SMC, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, SMC must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedures, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests also may be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the

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stockholder  at his or her  address  as set  forth  in the  application  or in a subsequent written authorization with a signature guarantee. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Series at 1-800-643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone
redemptions   authorizes  SMC  to  act  upon  the  instructions  of  any  person identifying themselves as the owner of an account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require
that  any  person  requesting  a  telephone   redemption   provide  the  account
registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page 40.

DIVIDENDS AND TAXES

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. The other Series expect to distribute, at least once a year, substantially all of the Series' net investment income and net realized capital gains. Because
Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder also may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each Series is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

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     Certain  requirements  relating  to  the  qualification  of a  Series  as a regulated investment company may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company might be affected.

     The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Series intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Series, and makes federal income tax upon income and capital gains generated by a Series' investments, the sole responsibility of its stockholders provided the Series continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Series generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Series distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain by the Series are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Series as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Series' shares and regardless of whether received in cash or reinvested in additional shares.

     At December 31, 1996, Global High Yield Series had accumulated net realized losses on sales of investments in the amount of $99,652.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice  as  to  each  year's  taxable  dividends  and   distributions,   if
applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Series.

     The Series are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to exemptions from tax. If applicable, the Series will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Series will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Series.

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Series plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Series.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by SMC, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     Because the expenses of distribution are borne by Class A shares of the Series through a front-end sales charge and by Class B shares of such Series through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

     The Series may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield," "average annual total return" and "aggregate total return."

     Yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over periods of one, five and ten years (up to the life of the Series). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Series expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Series on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     Quotations of performance reflect only the performance of a hypothetical investment in a Series during the particular time period on which the calculations are based. Such quotations for the Series will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

considered an indication of performance which may be expected in the future.

     In connection with communicating performance to current or prospective stockholders, the Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series.

     For  a  more  detailed   description  of  the  methods  used  to  calculate
performance, see the Series' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN

     An investor in the Series may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Series shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (800) 643-8188.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will be allowed only if shares with a current offering price of $5,000 or more are deposited with SMC, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 37. A Systematic Withdrawal form may be obtained from the Series.

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Series may exchange those shares for shares of another of the Series or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). Exchanges may be made only in those states where shares of the Series or the Security Fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another Series or Security Fund. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase. Exchanges of Class A shares are made at net asset value without a front-end sales charge.

     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. A current prospectus of the Series into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling the Funds at 1-800-643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes SMC to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Series. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, SMC nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund.

RETIREMENT PLANS

     The Series have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Series' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series.

     The Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in seven series: Emerging Markets Total Return, Global Asset Allocation, Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government, and High Yield Series. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the Series currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation.

     When issued and paid for, each Series' shares will be fully paid and nonassessable by the Series. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of the Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of the Fund's outstanding shares.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Series at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call 1-800-643-8188.

--------------------------------------------------------------------------------

PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects

--------------------------------------------------------------------------------

PROSPECTUS                                                            APPENDIX A
================================================================================

of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds in which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

APPENDIX B

REDUCED SALES CHARGES
CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series a Purchaser may combine all previous purchases of the Series with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing the Class A shares of a Series and one or more of the other Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser of the Series may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Series. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Series if the Purchaser is required to pay additional sales charges. Any dividends paid by the Series will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Series have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Series, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Series within 30 days after the redemption request.

     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Series.

                       THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------



MFR EMERGING MARKETS TOTAL RETURN SERIES

MFR GLOBAL ASSET ALLOCATION SERIES

MFR GLOBAL HIGH YIELD SERIES
(formerly Global Aggressive Bond Series)







STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 7, 1997
RELATING TO THE PROSPECTUS DATED NOVEMBER 7, 1997,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

(800) 643-8188


--------------------------------------------------------------------------------


INVESTMENT ADVISER
  MFR Advisors, Inc.
  One Liberty Plaza, 46th Floor
  New York, New York 10006

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

SUB-ADVISERS
  Lexington Management Corporation
  Park 80 West, Plaza Two
  Saddle Brook, New Jersey 07663

  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143



SDI 734A (5-97)                                                      46-07340-01

MFR EMERGING MARKETS TOTAL RETURN SERIES
MFR GLOBAL ASSET ALLOCATION SERIES
MFR GLOBAL HIGH YIELD SERIES
700 SW Harrison, Topeka, Kansas 66636-0001


                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                November 7, 1997

               (RELATING TO THE PROSPECTUS DATED NOVEMBER 7, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated November 7, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling
(800) 643-8188.



                                TABLE OF CONTENTS

                                                                            Page

General Information........................................................    1
Investment Objectives and Policies of the Series...........................    2
   MFR Emerging Markets Total Return Series................................    2
   MFR Global Asset Allocation Series......................................    4
   MFR Global High Yield Series............................................    6
Investment Methods and Risk Factors........................................    8
Investment Policy Limitations..............................................   23
Officers and Directors.....................................................   25
Remuneration of Directors and Others.......................................   26
How to Purchase Shares.....................................................   27
   Alternative Purchase Options............................................   27
   Class A Shares..........................................................   28
   Class A Distribution Plan...............................................   28
   Class B Shares..........................................................   29
   Class B Distribution Plan...............................................   29
   Calculation and Waiver of Contingent Deferred Sales Charges.............   30
Arrangements With Broker/Dealers and Others................................   31
Purchases at Net Asset Value...............................................   31
Accumulation Plan..........................................................   31
Systematic Withdrawal Program..............................................   32
Investment Management......................................................   32
   Portfolio Management....................................................   34
   Code of Ethics..........................................................   35
Distributor................................................................   35
Allocation of Portfolio Brokerage..........................................   36
Determination of Net Asset Value...........................................   37
How to Redeem Shares.......................................................   37
   Telephone Redemptions...................................................   38
How to Exchange Shares.....................................................   39
   Exchange by Telephone...................................................   39
Dividends and Taxes........................................................   40
Organization...............................................................   43
Custodian, Transfer Agent and Dividend-Paying Agent........................   43
Independent Auditors.......................................................   44
Performance Information....................................................   44
Retirement Plans...........................................................   45
Individual Retirement Accounts (IRAs)......................................   46
SIMPLE IRAs................................................................   46
Pension and Profit-Sharing Plans...........................................   46
403(b) Retirement Plans....................................................   46
Simplified Employee Pension Plans (SEPPs)..................................   47
Financial Statements.......................................................   47
Appendix A.................................................................   48

GENERAL INFORMATION

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (the "Series") are series of Security Income Fund (the "Fund"), a diversified open-end management investment company (commonly known as a mutual fund). The Fund was organized as a Kansas corporation on April 20, 1965. The Fund is registered with the Securities and Exchange Commission ("SEC"), which registration does not involve supervision by the SEC of the management or policies of the Series. The name of the Global High Yield Series was Global Aggressive Bond Series prior to May 1, 1997. The investment objective and policies of the Series under its former name were identical to those of the Series presently. The Series, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 37.)

     Each Series has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of any Series, unless otherwise noted, may be changed by the Fund's Board of Directors without the approval of stockholders. Each of the Series is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 23. An investment in one of the Series does not constitute a complete investment program.

     The value of the shares of each Series fluctuates with the value of the portfolio securities. Each Series may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 40.)

     The shares of the Series are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). (See "How to Purchase Shares," page 27.)

     The Series receive investment advisory services from MFR Advisors, Inc. ("MFR") and administrative, accounting, and transfer agency services from Security Management Company, LLC ("SMC") for a fee. MFR has guaranteed that the aggregate annual expenses of the Series (including management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not exceed any expense limitation imposed by any state. MFR has engaged Lexington Management Corporation ("Lexington") to provide certain sub-advisory services to each Series and SMC to provide sub-advisory services to the Global Asset Allocation Series with respect to its investments in domestic equity securities. (See page 32 for a discussion of MFR and the Investment Advisory Contract.)

     Each Series will pay all of its expenses not assumed by MFR or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

     Under a Distribution Plan adopted with respect to the Class A shares of the Series pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Series are authorized to pay to the Distributor, an annual fee equal to .25% of the average daily net assets of the Class A shares of the Series to finance various distribution-related activities. (See "Class A Distribution Plan," page 28.)

     Under a Distribution Plan adopted with respect to the Class B shares of the Series pursuant to Rule 12b-1 under the 1940 Act, each Series is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Series to finance various distribution-related activities. (See "Class B Distribution Plan," page 29.)


     The portfolio turnover rate for the Global High Yield Series for the fiscal year ended December 31, 1996, was 96% and for the period June 1, 1995 (date of inception) to December 31, 1995, was 127% on an annualized basis. The annualized portfolio turnover rate for the Emerging Markets Total Return Series and Global Asset Allocation Series for the period May 19, 1997 (date of inception) to September 30, 1997 was 26 percent and 20 percent, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Series were replaced within a period of one year.

Portfolio turnover information is not yet available for the Emerging Markets Total Return and Global Asset Allocation Series as they did not begin operations until May 1997.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     Each Series represents a different investment objective and has its own identified assets and net asset values. The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks are described below.

     The Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series may be altered by the Board of Directors of the Fund without the approval of stockholders of the Series.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100% of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in zero coupon securities and securities that are in default as to payment of principal and/or interest. A description of certain debt ratings is included as Appendix A to the Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds and zero coupon securities. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35% of the assets may be invested in
(i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors" in the Prospectus. In addition, for temporary defensive purposes, the Series may invest less than 65% of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100% of its total assets in debt securities with credit quality below investment grade (known as "junk bonds"). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors." The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

     The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks, including currency risk, under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions, options and futures under "Investment Methods and Risk Factors."

     Futures may be used to gain exposure to markets where there is insufficient cash to purchase a diversified portfolio of securities. Currencies may be held to gain exposure to an international market prior to investing in a non-dollar security.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" in the Prospectus.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES

     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in varying the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors" in the Prospectus.

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long,  intermediate  and  short-term  investment  grade debt  securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by MFR). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. The Series may invest in zero coupon securities that pay no interest prior to maturity and payment in kind securities that pay interest in the form of additional securities. See the discussion of such securities under "Investment Methods and Risk Factors" in the Prospectus.
Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one established rating organization, or if not rated, of equivalent investment quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies, real estate investment trusts ("REITs"), and futures. See the discussion of REITs under "Investment Methods and Risk Factors" in the Prospectus. Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" in the Prospectus.

     The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 15% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis as discussed under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements, and "dollar rolls" also as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL HIGH YIELD SERIES

     The investment objective of the Global High Yield Series is to seek high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, Global High Yield Series considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Series also may invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by MFR and the Series' Sub-Adviser, Lexington Management Corporation ("Lexington"), based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Series' assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and Lexington and approved by the Board of Directors of the Series on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. The Series also may invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Global High Yield Series, MFR ordinarily will consider the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Series values assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     Global High Yield Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest 25% or more of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, Global High Yield Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     COMMERCIAL BANK OBLIGATIONS. For the purposes of Global High Yield Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Global High Yield Series may invest in repurchase agreements which are agreements by which a purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Global High Yield Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists. Repurchase agreements are discussed in more detail under "Investment Methods and Risk Factors."

     Global High Yield Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Global High Yield Series will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     BORROWING. Global High Yield Series is prohibited from borrowing money in order to purchase securities. The Series may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. See the discussion of borrowing under "Investment Methods and Risk Factors."

     SHORT SALES. The Series is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Series sells a security in anticipation that the market price of that security will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series only may make short sales "against the box." In this type of short sale, at the time of the sale, the
Series owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Global High Yield Series might make a short sale "against the box" in order to hedge against market risks when MFR believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security, or when MFR wants to sell the security the Series owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where a Series owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Series will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Fund's Board has delegated the function of making day-to-day determinations of liquidity to MFR in accordance with procedures approved by the Fund's Board of Directors. MFR takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades and quotes; (ii) the number of dealers and potential purchasers; (iii) the number of dealers that have undertaken to make a market in the security; and (iv) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). MFR will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.


     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs). There are risks involved in mortgage-backed securities and CMOs. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.


INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

     GENERAL RISK FACTORS. Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     SHARES OF OTHER INVESTMENT COMPANIES. Each of the Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Series will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Series with any broker shall not exceed 15% of the total assets of the Series or $5 million, whichever is greater.

     Each Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Each Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     BORROWING. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Series may borrow from banks and through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Series shares. The Emerging Markets Total Return and Global Asset Allocation Series may borrow up to 33 1/3%, and Global High Yield Series may borrow up to 5% of total Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, the Global Asset Allocation Series may make secured loans of Series securities amounting to not more than 33 1/3% of total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by MFR (or Lexington or SMC) to be of good standing and will not be made unless, in the judgment of MFR or the relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

     RESTRICTED SECURITIES (RULE 144A SECURITIES). Each of the Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR or the relevant sub-adviser. In making the determination regarding the liquidity of Rule 144A Securities, MFR or the relevant sub-adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, it may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     Each Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES AND COMPARABLE UNRATED SECURITIES (JUNK BONDS). Each of the Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds") and unrated securities of similar credit quality. Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. The Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity;
(ii) heightened  sensitivity to general  economic or political  conditions;  and
(iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

     CONVERTIBLE SECURITIES AND WARRANTS. The Emerging Markets Total Return and Global Asset Allocation Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).


     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Global Asset Allocation Series and Global High Yield Series may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. The Global Asset Allocation Series may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.


     CMOs may be issued in a variety of classes and the Series may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES. The Global Asset Allocation Series also may invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs. See the discussion of asset-backed securities in the Prospectus.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Each of the Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

     WRITING COVERED CALL OPTIONS. Each of the Series may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of MFR or the relevant sub-adviser, as applicable, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring delivery of the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. MFR, Lexington and SMC believe that writing covered call options is less risky than writing uncovered or "naked" options, which the Series will not do.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Series' investment objectives. When writing a covered call option, the Series in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Series has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which a Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Series will realize a gain or loss from the sale of the underlying security or currency.

     The premium which a Series receives for writing a call option is deemed to constitute the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, MFR or the relevant sub-adviser, as applicable, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Series for writing covered call options will be recorded as a liability in the Series' statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Series is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Series to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Series will be able to effect such closing transactions at favorable prices. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     The Series will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Series normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

     WRITING COVERED PUT OPTIONS. Each of the Series may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Series would write put options only on a covered basis, which means that the Series would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Series. The Series generally would write covered put options in circumstances where MFR or the relevant sub-adviser, wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event, the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     PURCHASING PUT OPTIONS. Each of the Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Series may purchase a put option on an underlying security or currency ("protective put") owned by the Series as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when MFR or the relevant sub-adviser, as applicable, deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     The Series also may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each of the Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Series to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Series in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Series also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Series' current return. For example, the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Series' total assets at the time of purchase.

     Each of the Series may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options and their cover to be illiquid securities. OTC options will not be purchased unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of MFR or the relevant sub-adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

     When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, MFR or the relevant sub-adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES CONTRACTS. Each of the Series may enter into financial futures contracts, including stock index, interest rate and currency Futures ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. A Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Series will not enter into a Futures Contract if, as a result thereof, more than 5% of the Series' total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for securities or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical security or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Series.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Series, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     The Series' Futures transactions will be entered into primarily for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Series' owns, or Futures Contracts will be purchased to protect the Series against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for MFR or the relevant sub-adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Series, in a segregated account with the Series' custodian, in order to initiate Futures trading and to maintain the Series' open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Series' performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Series. In computing daily net asset values, the Series will mark to market the current value of its open Futures Contracts. The Series expect to earn interest income on margin deposits.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Successful use of futures contracts by the Series for hedging purposes is subject to MFR or the relevant sub-adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Series presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying security and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a Futures Contract, the Series sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. Each of the Series may enter into forward currency contracts and related options. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series will utilize Forward Contracts only on a covered basis. The Series engage in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. The Series might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Series might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Series might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Series will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Fund's Board of Directors.

     The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Series to sustain losses on these Contracts and transaction costs. Forward Contracts may be considered illiquid investments.

     At or before the maturity of a Forward Contract requiring the Series to sell a currency, the Series either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, the Series may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. The Series would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Contract and the offsetting Contract.

     The cost to the Series of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. Although Forward Contracts presently are not regulated by the CFTC, the CFTC, in the future, may assert authority to regulate Forward Contracts. In that event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

     INTEREST RATE AND CURRENCY SWAPS. Each of the Series may enter into interest rate, index and currency swaps and the purchase or sale of related caps, floors and collars. A Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Series, MFR, Lexington and SMC, as applicable, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by MFR or the relevant sub-adviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     EMERGING COUNTRIES. Each of the Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     CURRENCY   FLUCTUATIONS.   Because   each  of  the  Series,   under  normal
circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Series value their assets daily in terms of U.S. dollars, the Series do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

     An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, MFR or the relevant sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. MFR and the relevant sub-adviser will consider such difficulties when determining the allocation of the Series' assets.

     NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

     COSTS. Investors should understand that the expense ratio of each Series can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties with respect to investment in Eastern Europe and Russia.

     AMERICAN DEPOSITARY RECEIPTS (ADRS). Each of the Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

     Each of the Series operates within certain fundamental investment policy limitations. These limitations may not be changed for the Series without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Series.

     The fundamental investment policies of the Series are:

  1. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Investment Adviser own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

  2. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that this limitation applies only with respect to 75% of the value of the Series' total assets.

  3. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

  4. Not to invest in companies for the purpose of exercising control of management.

  5.  Not to act as underwriter of securities of other issuers.

  6. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

  7. Not to purchase or sell real estate. (This policy shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

  8. Not to buy or sell commodities or commodity contracts; provided, however, that the Series may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

  9. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that Emerging Markets Total Return and Global Asset Allocation Series may make loans consistent with the 1940 Act.

  10. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Series may invest in the securities of other corporations whose activities include such exploration and development.

  11. With respect to the Global High Yield Series, not to borrow money, except that the Series may (a) enter into certain futures contracts and options related thereto; (b) enter into commitments to purchase securities in accordance with the Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made. The Emerging Markets Total Return and Global Asset Allocation Series may borrow in amounts not exceeding 33 1/3% of the value of total assets at the time the loan is made.

  12. With respect to Global High Yield Series, not to purchase securities of any other investment company; provided, however that it may purchase securities of another investment company or investment trust, if purchased in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization.

  13. With respect to Global High Yield Series not to issue senior securities (as defined in the 1940 Act) except as follows: (a) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations;
      (b) the Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Series may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Series may borrow money as authorized by the 1940 Act. The Emerging Markets Total Return and Global Asset Allocation Series may issue senior securities in compliance with the 1940 Act.

  14. With respect to Global High Yield Series, not to invest more than 15% of its total assets in illiquid securities.

     The Global High Yield Series will not purchase securities on margin except as provided below. The following investment policy of Global High Yield Series is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval. Global High Yield Series may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Series' total assets, at market value; and (b) no more than 5% of the Series' total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Series interpret Fundamental Policy (7) to prohibit the purchase of real estate limited partnerships.

OFFICERS AND DIRECTORS

     The officers and directors of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUND                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative, Security
                                                                Management Company, LLC; Senior Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611


DONALD L. HARDESTY, Director                                    Chairman and Chief Executive Officer, Central Research and
900 NationsBank Tower                                           Consulting.
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer Companies (Wholesalers, Retailers
3616 Canterbury Town Road                                       and Developers) and Bellairre Shopping Center (Leasing and
Topeka, Kansas 66610                                            Shopping Center Management); Secretary-Treasurer, Palmer
                                                                News, Inc. (Wholesale Distributors).

MARK L. MORRIS, JR.,** Director                                 Retired. Former General Partner, Mark Morris Associates
5500 SW 7th Street                                              (Veterinary Research and Education).
Topeka, Kansas 66606

HUGH L. THOMPSON, Director                                      President Emeritus, Washburn University. Prior to June
2728 Newfound Harbour Drive                                     1997, President, Washburn University.
Merritt Island, Florida 32952

BRUCE JENSEN, *Director                                         Executive Vice President, Maria Fiorini Ramirez, Inc. Prior
One Liberty Plaza, 46th Floor                                   to December 1992, Senior Vice President, Pilgrim Group, Inc.
New York, New York, 10006

MARIA FIORINI RAMIREZ,  *Director                               President and Chief Executive Officer,  Maria Fiorini Ramirez, Inc.
One Liberty Plaza, 46th Floor
New York, New York 10006

JAMES R. SCHMANK, Vice President and Treasurer                  President, Treasurer, Chief Fiscal Officer and Managing Member
                                                                Representative, Security Management Company, LLC; Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.


MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.


JANE A. TEDDER, Vice President                                  Vice President and Senior Economist, Security Management Company,
                                                                LLC; Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.


AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice President,
                                                                Associate General Counsel and Assistant Secretary, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUND                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

BRENDA M. HARWOOD, Assistant Treasurer and                      Assistant Vice President, Assistant Treasurer and Assistant
Assistant Secretary                                             Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.


STEVEN M. BOWSER, Assistant Vice President                      Second Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Second Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

THOMAS A. SWANK, Assistant Vice President                       Vice President and Portfolio Manager, Security Management
                                                                Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.

DAVID ESHNAUR, Assistant Vice President                         Assistant Vice President and Portfolio Manager, Security Management
                                                                Company, LLC; Assistant Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.  Prior to July 1997,
                                                                Assistant Vice President and Assistant Portfolio Manager, Waddell &
                                                                Reed.

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Vice President and Assistant Counsel, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

--------------------------------------------------------------------------------
* These directors are deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended.

**These directors serve on the Fund's audit  committee,  the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Series.
--------------------------------------------------------------------------------


     The officers of the Fund hold identical offices with each of the funds in the Security Funds' complex, which consists of Security Equity, Security Ultra, Security Growth and Income, Security Tax-Exempt, Security Cash and SBL Funds, except Mr. Bowser who is also Assistant Vice President of SBL Fund and Security Tax-Exempt Fund and Mr. Swank who is also Assistant Vice President of SBL Fund, Security Growth and Income and Security Tax-Exempt Funds. The directors of the Fund, except Mr. Jensen and Ms. Ramirez, also serve as directors of the other
Funds in the Security Funds' complex. See the table under "Investment Management," page 32, for positions held by such persons with SMC and MFR. Mr. Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland and Schmank are also directors and Vice Presidents of the Distributor and Ms. Harwood is Treasurer of the Distributor.


REMUNERATION OF DIRECTORS AND OTHERS

     The Fund directors, except those directors who are "interested persons" of the Fund, receive from the Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. Each of the seven Series of the Fund paid a pro rata portion of the directors' fees based on the amount of its net assets. Certain directors who are members of the Fund's audit committee receive a fee of $100 per hour and reasonable travel costs for each meeting of the audit committee attended.


     The Fund does not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors, except Mr. Jensen and Ms. Ramirez, during the fiscal year ended December 31, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies in the "Security Fund Complex," are set forth in the accompanying chart. Each of the directors, except Mr. Jensen and Ms. Ramirez, is a director of each of the other registered investment companies in the Security Fund Complex.

----------------------------------------------------------------------------------------------------------------------------
                                          PENSION OR RETIREMENT                                TOTAL COMPENSATION
NAME OF                   AGGREGATE         BENEFITS ACCRUED          ESTIMATED ANNUAL          FROM THE SECURITY
DIRECTOR OF              COMPENSATION        AS PART OF FUND            BENEFITS UPON             FUND COMPLEX,
THE FUND                 FROM THE FUND          EXPENSES                 RETIREMENT            INCLUDING THE FUND
----------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.        $1,542                 $0                        $0                     $18,500
Donald A. Chubb, Jr.         1,571                  0                         0                      18,900
John D. Cleland                  0                  0                         0                           0
Donald L. Hardesty           1,542                  0                         0                      18,500
Penny A. Lumpkin             1,571                  0                         0                      18,900
Mark L. Morris, Jr.          1,571                  0                         0                      18,900
Jeffrey B. Pantages              0                  0                         0                           0
Harold G. Worswick*              0                  0                         0                       6,450
Hugh L. Thompson             1,181                  0                         0                      14,175
----------------------------------------------------------------------------------------------------------------------------
*The  Fund has  accrued  deferred  compensation  in the  amount  of $537 for Mr. Worswick as of December 31, 1996.
----------------------------------------------------------------------------------------------------------------------------


     On October 31, 1997, the Fund's officers and directors (as a group) owned less than 1% of the Fund.


HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each of the Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Series. Investors may purchase shares of the Series through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Series available to their customers. (Banks and other financial institutions that make shares of the Series available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 31.) An application may be obtained from the Distributor.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Series. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS

     The Series offers two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                              SALES CHARGE
                                          -----------------------------------------------------------------------------------
                                                APPLICABLE                                                    PERCENTAGE
AMOUNT OF PURCHASE                             PERCENTAGE OF                PERCENTAGE OF NET                 REALLOWABLE
AT OFFERING PRICE                             OFFERING PRICE                 AMOUNT INVESTED                  TO DEALERS
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000........................          4.75%                           4.99%                         4.00%
$50,000 but less than $100,000...........          3.75                            3.90                          3.00
$100,000 but less than $250,000..........          2.75                            2.83                          2.20
$250,000 but less than $1,000,000........          1.75                            1.78                          1.40
$1,000,000 or more.......................          None                            None                       (See below)
-----------------------------------------------------------------------------------------------------------------------------

     Purchases of Class A shares of the Series in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 30. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN

     As discussed in the prospectus, each of the Series has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Series to pay an annual fee to the Distributor equal to .25% of the average daily net asset value of the Class A shares of each Series to finance various activities relating to the distribution of such shares to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Series. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Series. The Distributor is required to report in writing to the Board of Directors of the Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective with respect to Global High Yield Series on June 1, 1995, and the other Series on May 1, 1997, and was renewed by the directors of the Fund with respect to Global High Yield Series on February 7, 1997. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders of a Series vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Series.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, SMC and its officers, directors and employees, including Messrs. Cleland and Pantages (directors of the Fund), Messrs. Young, Schmank, Hamilton, Bowser and Swickard, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Series and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Series' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased
investment   flexibility  and   diversification   of  the  Series'  assets,  and
facilitating economies of scale (e.g., block purchases) in the Series' securities transactions.

     Distribution fees paid by Class A stockholders of the Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1996, totaled $7,921. Approximately $7,721 of this amount was paid as a service fee to broker/dealers and $200 was spent on promotions. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning the Series. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES

     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, these Series may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

    YEAR SINCE PURCHASE PAYMENT WAS MADE        CONTINGENT DEFERRED SALES CHARGE
    ------------------------------------        --------------------------------

                  First                                      5%
                  Second                                     4%
                  Third                                      3%
                  Fourth                                     3%
                  Fifth                                      2%
           Sixth and Following                               0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of the Fund with respect to Global High

Yield Series on February 3, 1995, and with respect to the Emerging Markets Total Return and Global Asset Allocation Series, on February 7, 1997. The Plan was renewed with respect to Global High Yield Series on February 7, 1997. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers
(1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for each year after the first, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Series.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Series may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time with respect to any Series by vote of the directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares of the Series. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1996, totaled $15,035. The Series make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Series; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge also may be waived in the case of certain redemptions of shares of the Series pursuant to a Systematic Withdrawal Program (refer to page 32 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

     The Distributor, from time to time, may provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives may include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and also may include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor also may provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Funds, MFR (and its affiliates) or the Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor.

     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

     Investors in the Series may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Series as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Series.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Fund does not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with SMC acting as agent for the stockholder under the Program. There is no service charge on the Program as SMC pays the costs involved.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Series would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 30. A Systematic Withdrawal form may be obtained from the Fund.

INVESTMENT MANAGEMENT


     MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, has served as investment adviser to the Series since May 1, 1997 (date of inception of Emerging Markets Total Return and Global Asset Allocation Series). Prior to that date, MFR served as a sub-adviser to the Global High Yield Series and SMC served as investment adviser. The current Investment Advisory Contract for the Series is dated April 28, 1997 and was approved by the Fund's Board of Directors at a regular meeting held February 7, 1997. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, and through its subsidiary companies, investment advisory and broker-dealer services. Ramirez owns 80% of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100% of the outstanding capital stock of Ramirez. MFR currently acts as sub-adviser to the Lexington Ramirez Global Income Fund and SBL Fund, Global Aggressive Bond Series and also serves as an institutional manager for private clients. Security Benefit Life Insurance Company ("SBL") owns the remaining 20% of MFR's outstanding common stock and has stock rights that would enable SBL to acquire a 100% ownership interest in MFR in the future.


     Pursuant to the Investment Advisory Contract, MFR furnishes investment advisory, statistical and research services to the Series, supervises and arranges  for the  purchase  and sale of  securities  on behalf  of the  Series, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and makes certain guarantees with respect to the Series' annual expenses. MFR guarantees that the aggregate annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. (MFR is not aware of any state that currently imposes limits on the level of mutual fund expenses.) MFR will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Series do not exceed the guaranteed maximum.

     MFR has retained Lexington Management Corporation ("Lexington") to furnish certain advisory services to the Series pursuant to a Sub-Advisory Agreement, effective May 1, 1997. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund, and MFR. For such services, MFR pays Lexington an amount equal to .20% of the average net assets of the Series, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between MFR and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     MFR has entered into a Sub-Advisory Agreement with Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, to provide investment advisory services with respect to the Global Asset Allocation Series' investments in domestic equities, subject to the control and supervision of the Board of Directors of the Fund. For such services, MFR pays SMC an amount equal to .15% of the average net assets of the Global Asset Allocation Series, computed on a daily basis and payable monthly. SMC is a wholly-owned subsidiary of SBL.


     For its services, MFR is entitled to receive compensation on an annual basis equal to 1.0% of the average daily closing value of the net assets of each of Emerging Markets Total Return and Global Asset Allocation Series and .75% of the average daily closing value of the net assets of Global High Yield Series, computed on a daily basis and payable monthly. During the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995, the former Investment Adviser, SMC, waived its advisory fee in the amount of $34,900 and $9,033, respectively; after the fee waiver, Global High Yield Series paid $0 and $7,904, respectively, to SMC for its services. For the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) through December 31, 1995, expenses incurred by Global High Yield Series exceeded 2.0% of the average net assets and accordingly, the former investment adviser, SMC, reimbursed the Series $3,690 and $15,172, respectively. For the period May 19, 1997 (date of inception) to September 30, 1997, the investment adviser waived its advisory fee in the amount of $3,838 for Emerging Markets Total Return Series and $3,886 for Global Asset Allocation Series. For this same period, expenses incurred by Emerging Markets Total Return Series and Global Asset Allocation Series exceeded 2.0% of the average net assets of their Class A shares and 2.75% of the average net assets of their Class B shares, and accordingly, the investment adviser reimbursed the Emerging Markets Total Return Series $12,921 and the Global Asset Allocation Series $12,957.


     Each Series will pay all of its expenses not assumed by MFR or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contract between MFR and the Fund expires on May 1, 1998. The contract is renewable annually by the Fund's Board of Directors or by a vote of a majority of a Series' outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract provides that it may be terminated without penalty at any time by either party on 60 days' notice and is automatically terminated in the event of assignment.


     Pursuant to an  Administrative  Services  Agreement with the Fund, SMC also
acts  as  the   administrative   agent  for  the  Fund  and  as  such   performs
administrative functions and the bookkeeping, accounting and pricing functions for the Series. For these services, SMC receives, on an annual basis, a fee of
 .045% of the average net assets of the Series, calculated daily and payable monthly. In addition, SMC receives, with respect to Global High Yield Series, an annual fee equal to the greater of .10% of its average daily net assets or $60,000 and with respect to the Emerging Markets Total Return and Asset Allocation Series, an annual fee equal to the greater of .10% of its average daily net assets or (i) $30,000 in the year ending May 1, 1998; (ii) $45,000 in the year ending May 1, 1999; or (iii) $60,000 thereafter. For the period ended June 30, 1997, SMC limited the accounting fee for Global High Yield series to $45,000, and for the period ended September 30, 1997, SMC limited the accounting fees for Emerging Markets Total Return Series and Global Asset Allocation Series to $15,000. There can be no assurance that SMC will continue to waive these fees in the future.


     Under the Administrative Services Agreement identified above, SMC acts as the transfer agent for the Series. As such, SMC performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, SMC receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 per dividend transaction.


     For the fiscal year ended December 31, 1996, the expense ratios were 1.98% and 2.75%, respectively of the average net assets of Class A and B shares of the Global High Yield Series. For the period May 19, 1997 (date of inception) to September 30, 1997, the expense ratios were 2.00% and 2.75%, respectively of the average net assets of Class A and B shares of the Emerging Markets Total Return Series, and 2.00% and 2.75%, respectively of the average net assets of Class A and B shares of the Global Asset Allocation Series. The expense figures quoted are net of expense reimbursements and fees paid indirectly as a result of earnings credits earned on overnight cash balances.


     The following persons are affiliated with the Funds and also with MFR in these capacities:

-----------------------------------------------------------------------------------------------------------------------------
NAME                   POSITIONS WITH THE FUND                        POSITIONS WITH MFR ADVISORS, INC.
-----------------------------------------------------------------------------------------------------------------------------

Maria Fiorini          Director                                       President
Ramirez

Bruce Jensen           Director                                       Chief Investment Officer

Tim Downing            None                                           Chief Financial Officer


-----------------------------------------------------------------------------------------------------------------------------
     The following  persons are  affiliated  with the Funds and also with SMC in these capacities:
-----------------------------------------------------------------------------------------------------------------------------
NAME                   POSITIONS WITH THE FUND                    POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
-----------------------------------------------------------------------------------------------------------------------------



James R. Schmank       Vice President and Treasurer               President, Treasurer, Chief Fiscal Officer and Managing
                                                                  Member Representative


John D. Cleland        President and Director                     Senior Vice President and Managing Member Representative


Mark E. Young          Vice President                             Vice President


Amy J. Lee             Secretary                                  Secretary

Brenda M. Harwood      Assistant Treasurer and Assistant          Assistant Vice President, Assistant Treasurer
                       Secretary                                  and Assistant Secretary


Steven M. Bowser       Assistant Vice President                   Second Vice President and Portfolio Manager

Thomas A. Swank        Assistant Vice President                   Vice President and Portfolio Manager

David Eshnaur          Assistant Vice President                   Assistant Vice President and Portfolio Manager


-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

     The Global Asset Allocation Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series'
portfolio   receives
sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is managed by an investment management team of Lexington and MFR. Denis P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total
Return Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series receives sub-investment advisory services from Lexington.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in Charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1, 1997.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

CODE OF ETHICS

     The Fund, MFR and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and MFR and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Series or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Series; (b) is being purchased or sold by one or more of the Series; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Series that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR


     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of the Series and the other Series of the Fund: Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series pursuant to Class A and Class B Distribution Agreements. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Tax-Exempt Fund, Variflex Variable Annuity Account, SBL Variable Annuity Account VIII, the Parkstone Variable Annuity Account and Security Varilife Separate Account.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


     The Distributor received gross underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions of Class B shares of Global High Yield Series of $8,510 and $2,167, and retained net underwriting commissions of $4,824 and $379 for the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995, respectively. For the period May 19, 1997 (date of inception) to September 30, 1997, the Distributor received gross underwriting commissions on the sale of Class A and B shares and contingent deferred sales charges on redemptions of Class B shares of $1,639 for Emerging Markets Total Return Series and $240 for Global Asset Allocation Series and retained net underwriting commissions of $69 for Emerging Markets Total Return Series and $15 for Global Asset Allocation Series.


     The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Series' Distribution Agreement is renewable annually either by the Fund's Board of Directors or by a vote of a majority of the Series' outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each Series. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by MFR (or in some cases, Lexington or SMC), including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Global High Yield Series does not anticipate that it will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. When trading fixed income securities, the Series will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Series also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to MFR (or, if applicable, Lexington or SMC). Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that MFR (or, if applicable, Lexington or SMC) shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of MFR (or, if applicable, Lexington or SMC) with respect to all accounts as to which it exercises investment discretion. MFR (or, if applicable, Lexington or SMC) may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Series.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Series (or other mutual funds/Series distributed by the Distributor) who may or may not also provide investment information and research services. MFR (or, if applicable, Lexington or SMC) may, consistent with the NASD Rules of Fair Practice, consider sales of such shares in the selection of a broker/dealer.

     Securities held by the Series also may be held by other investment advisory clients of MFR (or, if applicable, Lexington or SMC), including other investment companies. In addition, SMC's parent company, Security Benefit Life Insurance Company ("SBL"), also may hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, MFR (or, if applicable, Lexington or SMC) may, at the same time, be purchasing or selling the same securities for one or more of such other accounts. Subject to each adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of MFR, Lexington and SMC not to favor one account over the other. Any purchase or sale orders executed simultaneously (which with respect to SMC, may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), MFR (and Lexington and SMC) may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available in an IPO. No brokerage commissions were paid by Global High Yield Series for the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995.

DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Series.


     Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by the Series, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Series' securities are supplied by a pricing service approved by the Board of Directors.

     The Series will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to SMC which serves as the Series' transfer agent. A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact SMC.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC less any applicable deferred sales charge. Payment of the redemption price will be made by check (or by wire at the sole discretion of SMC if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     When investing in the Series, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Series in the case of orders for purchase of Series shares before it receives federal funds.

     In addition to the foregoing redemption procedure, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 45.)

     At various times the Series may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Series may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

TELEPHONE REDEMPTIONS

     Stockholders of the Series may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Fund at (800) 643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes SMC to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that SMC complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 37.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor, stockholders of the Series may exchange their shares for shares of another of the Series or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another of the Series or a Security Fund. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

     Stockholders making such exchanges must provide SMC with sufficient information to permit verification of their prior ownership of shares of one of the other Series or Security Fund. Any such exchange is subject to the minimum investment and eligibility requirements of each Series. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to SMC, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services.

Such fee may be avoided by making exchange requests directly to SMC.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 40.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Series may be made only in jurisdictions where shares of the Series being acquired may lawfully be sold. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various series are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Authorization must be on file with SMC before exchanges may be made by telephone. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling (800) 643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Series from which and into which the exchange is to be made, and such instructions must be received on a recorded line.
Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     Each Series intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and of the Emerging Markets Total Return and Global Asset Allocation Series to distribute at least once a year substantially all of its net investment income. It is the policy of the Series to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge. The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Series are taxable as ordinary income whether received in cash or reinvested in additional shares.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them, and designated by the Series as a capital gain dividend whether received in cash or reinvested in additional shares, and regardless of the period of time such shares have been owned by the stockholder. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Stockholders of the Series who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Series are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Series are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each Series will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses of that Series.

     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company might be affected.

     The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     ORIGINAL ISSUE DISCOUNT. Debt securities purchased by a Series (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Series, is treated for federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of shares of common stock in one or more classes or series.

     The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in the following series: Emerging Markets Total Return, Global Asset Allocation, Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series. The shares of each Series of the Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the series of the Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of the Series will be fully paid and nonassessable. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of the Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, acts as custodian for the portfolio securities of the Series, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission. SMC acts as the Series' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of the Fund to serve as the independent auditors of the Series, and as such, the firm will perform the annual audit of each Series' financial statements.

PERFORMANCE INFORMATION

     The Series may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield and average annual total return and aggregate total return for each Series.

     Quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                YIELD = 2((A-B + 1)(6) - 1)
                                           ---
                                           CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the yield for the Class A shares of the Global High Yield Series was 8.21% and for the Class B shares was 7.83%.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Series' portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Series expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Management."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Series over periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                P(1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-year period ended December 31, 1996, the average annual total return for Class A and B shares respectively of Global High Yield Series was 6.24% and 5.67%. For the period June 1, 1995 (date of inception) to December 31, 1996 the average annual total return for Class A and B shares respectively of Global High Yield Series was 8.63% and 8.78%.


     For the period May 19, 1997 (date of inception) to September 30, 1997, the average annual total return for the Class A shares of the Emerging Markets Total Return Series and Global Asset Allocation Series was 1.03% and 3.64%, respectively. For the period May 19, 1997 (date of inception) to September 30, 1997 the average annual total return for the Class B shares of the Emerging Markets Total Return and Global Asset Allocation Series was .27% and 3.00%, respectively.


     The aggregate total return for the Series is calculated for any specified period of time pursuant to the following formula:

                                P(1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Series may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of Global High Yield Series calculated as described above for the period from June 1, 1995 (date of inception) through December 31, 1996 was 14.0%. This figure reflects deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of Global High Yield Series for the same period was 14.3%. This figure reflects deduction of the maximum contingent deferred sales charge.


     The aggregate total return on an investment made in Class A shares of Emerging Markets Total Return Series and Global Asset Allocation Series calculated as described above for the period May 19, 1997 (date of inception) to September 30, 1997 was .38% and 1.33%, respectively. These figures reflect deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of Emerging Markets Total Return Series and Global Asset Allocation Series for the same period was .10% and 1.10%. These figures reflect deduction of the maximum contingent deferred sales charge.


     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, average annual total return or aggregate total return to current or prospective stockholders, each Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

     The Series offers tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), SIMPLE IRAs, several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of shares of the Series under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     SMC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are:
(1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of the Series be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Series.

     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Series. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $4,000, provided no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Series. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of the Series in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS


     The audited financial statements of Global High Yield Series, which are contained in the Fund's Annual Report dated December 31, 1996, the unaudited financial statements of the Series which are contained in the Series' June 30, 1997 Semiannual Report, and the unaudited financial statements of the Emerging Markets Total Return Series and Global Asset Allocation Series for the period May 19, 1997 (date of inception) to September 30, 1997, are incorporated herein by reference. Copies of the Annual Report, Semiannual Report, and the unaudited financial statements of the Series (except Global High Yield Series) are provided to every person requesting the Statement of Additional Information.

                                   APPENDIX A

REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of a Series alone or in combination with Class A shares of another of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Series for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Series either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of two or more of the Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of the Series to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Series to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from SMC.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of a Series have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Series without a sales charge up to the dollar amount of the redemption proceeds, or
(2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Series up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

                    MFR EMERGING MARKETS TOTAL RETURN SERIES
                             STATEMENT OF NET ASSETS
                               September 30, 1997
                                   (UNAUDITED)

                                                       NUMBER OF         MARKET
COMMON STOCKS                                           SHARES           VALUE
                                                      ----------       ---------

ARGENTINA - 2.7%
Telefonica de Argentina S.A. ADR.....................     800          $ 29,300

BRAZIL - 9.7%
Aracruz Celulose S.A. ADR............................   1,200            24,675
CESP - Companhia Energetica de Sao Paulo ADR*........   1,100            26,257
Companhia Cervejaria Brama ADR.......................   2,000            30,750
Telecom Braxileiras S.A. ADR.........................     200            25,750
                                                                        -------
                                                                        107,432

CHILE - 2.5%
Maderas Y Sinteticos S.A. ADR........................   2,000            27,750

CZECH REPUBLIC - 1.1%
SPT Telecom A.S.*....................................     100            12,657

GREECE - 6.0%
Hellenic Tellecommunication Organization S.A.........   1,178            29,520
Titan Cement Company S.A.............................     600            36,244
                                                                        -------
                                                                         65,764

HONG KONG - 4.3%
Founder Hong Kong Limited............................  31,000            30,245
Glorious Sun Enterprises.............................  42,000            16,961
                                                                        -------
                                                                         47,206

HUNGARY - 2.4%
Zalakermia Rt........................................     600            26,447

INDONESIA - 1.9%
Pt Ramayana Lestari Sentosa..........................  10,000            20,642

MEXICO - 11.6%
Cemex S.A. De C.V. (Cl. B)...........................   5,000            29,709
Grupo Casa Autrey S.A. de C.V. ADR...................   1,200            27,450
Grupo Industrial Maseca S.A. De C.V. ADR.............   2,000            36,250
World Equity Benchmark Shares-Mexico.................   2,000            34,250
                                                                        -------
                                                                        127,659

PHILIPPINES - 0.6%
C & P Homes, Inc.....................................  65,000             6,244

POLAND - 5.5%
Elektrim Spolka Arcyjna S.A..........................   2,800            31,366
E. Wedel S.A.........................................     500            29,248
                                                                        -------
                                                                         60,614


                            See accompanying notes.

                    MFR EMERGING MARKETS TOTAL RETURN SERIES
                             STATEMENT OF NET ASSETS (CONTINUED)
                               September 30, 1997
                                   (UNAUDITED)


                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
                                                        ---------        ------

PORTUGAL - 2.4%
Portual Telecom S.A..................................          600     $ 26,034

SINGAPORE - 2.0%
Want Want Holdings - A*..............................        1,500        3,570
Want Want Holdings*..................................        7,500       19,050
                                                                        -------
                                                                         22,620

SOUTH AFRICA - 2.6%
South African Breweries Limited......................        1,000       29,008

SPAIN - 3.8%
Tele Pizza, S.A.*....................................          600       41,831
                                                                        -------

TOTAL COMMON STOCKS - 59.1%..........................                   651,208

GOVERNMENT OBLIGATIONS

ARGENTINA - 3.4%
Republic of Argentina 5.50% - 2023 (b)...............      $50,000       37,781

BRAZIL - 4.3%
Government of Brazil "C" Bond, 8.00% - 2014 (c)......      $56,033       47,663

COSTA RICA - 4.6%
Banco Costa Rica, 6.25% - 2010.......................      $57,712       50,137

ECUADOR - 5.6%
Republic of Ecuador, 6.4375% - 2025 (d)..............      $75,000       61,524

GREECE - 4.3%
Hellenic Republic, 14.00% - 2003 (a).................   13,000,000       46,969

HUNGARY - 4.9%
Government of Hungary, 23.00% - 1999 (a).............   10,000,000       54,350

PERU - 2.4%
Peru - PDI, 4.00% - 2017.............................      $39,000       26,081

SOUTH AFRICA - 3.6%
Republic of South Africa, 12.00% - 2005 (a)..........      200,000       39,251
                                                                        -------

TOTAL GOVERNMENT OBLIGATIONS - 33.1%.................                   363,756



                            See accompanying notes.

                    MFR EMERGING MARKETS TOTAL RETURN SERIES
                             STATEMENT OF NET ASSETS (CONTINUED)
                               September 30, 1997
                                   (UNAUDITED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER OF       MARKET
SHORT-TERM INVESTMENTS                                    SHARES         VALUE
                                                        ---------        ------

MEXICO - 3.0%
Mexico Cetes, 0% 10/20/97 (a)........................     255,040      $ 32,783

MONEY MARKET FUND - 0.4%
Vista Treasury Plus International Fund...............       4,784         4,784
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS - 3.4%..................                    37,567
                                                                       ---------

TOTAL INVESTMENTS - 95.6%............................                 1,052,531

CASH AND OTHER ASSETS, LESS LIABILITIES - 4.4%.......                    48,948
                                                                       ---------

TOTAL NET ASSETS - 100.0%............................                $1,101,479
                                                                      ==========

At September 30, 1997, Emerging Markets Total Return Series' investment concentration, by industry, was as follows:

   Brewery..............................................       5.4%
   Building Materials...................................      11.5%
   Computer Systems.....................................       2.7%
   Electric Utilities...................................       2.4%
   Electronics..........................................       2.9%
   Food Processing......................................       4.7%
   Foods................................................       3.3%
   Medical..............................................       2.5%
   Miscellaneous........................................       3.1%
   Paper & Paper Products...............................       2.2%
   Restaurants..........................................       3.8%
   Retail/Department Store..............................       1.9%
   Telecommunications...................................       6.2%
   Telephone............................................       5.0%
   Textiles.............................................       1.5%
                                                            -------
                                                              59.1%
   Foreign Government Bonds.............................      33.1%
   Cash, short term investments, and other assets,
     less liabilities...................................       7.8%
                                                            -------
   Total net assets.....................................     100.0%
                                                            =======


                            See accompanying notes.

                       MFR GLOBAL ASSET ALLOCATION SERIES
                             STATEMENT OF NET ASSETS
                               September 30, 1997
                                   (UNAUDITED)

                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
                                                        ----------     ---------

ARGENTINA - 2.0%
Telefonica de Argentina S.A. ADR.....................         600     $   21,975

AUSTRALIA - 2.8%
Foster's Brewing Group Ltd...........................      15,000         31,609

AUSTRIA - 2.3%
Boehler-Uddeholm AG..................................         300         25,222

CANADA - 7.5%
Bombardier, Inc. (Cl. B).............................       1,000         20,249
Imax Corporation*....................................       1,500         38,673
Stelco, Inc. (Cl. A).................................       3,200         25,225
                                                                       ---------
                                                                          84,147

CZECH REPUBLIC - 1.1%
SPT Telecom A.S.*....................................         100         12,657

FRANCE - 4.1%
Alcatel Alsthom......................................         200         26,600
Sidel, S.A...........................................         300         19,672
                                                                       ---------
                                                                          46,272

GREECE - 5.9%
Hellenic Tellecommunication Organization S.A.........       1,178         29,520
Titan Cement Company, S.A............................         600         36,244
                                                                       ---------
                                                                          65,764

HONG KONG - 2.7%
Founder Hong Kong Limited............................      31,000         30,245

IRELAND - 2.1%
Allied Irish Banks Plc...............................       2,600         22,970

JAPAN - 4.7%
Amway Japan Limited..................................         300          8,598
Mitsubishi Motors Corporation........................       3,000         15,406
Sony Corporation.....................................         300         28,328
                                                                       ---------
                                                                          52,332

MEXICO - 2.7%
Cemex S.A. de C.V. (Cl. B)...........................       5,000         29,709

NEW ZEALAND - 2.2%
Fletcher Challenge Building..........................       7,500         24,482
Fletcher Challenge Forests...........................         300
                                                                             374
                                                                       ---------
                                                                          24,856


                            See accompanying notes.

                        MFR GLOBAL ASSET ALLOCATION SERIES
                             STATEMENT OF NET ASSETS
                               September 30, 1997
                                   (UNAUDITED)

                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
                                                        ----------     ---------

PHILIPPINES - 0.4%
C & P Homes, Inc.....................................      50,000     $    4,803

POLAND - 2.9%
Electrim Spolka Akcyjna S.A..........................       1,600         17,923
E, Wedel S.A.........................................         250         14,624
                                                                       ---------
                                                                          32,547

SINGAPORE - 2.0%
Want Want Holdings - A*..............................       1,500          3,570
Want Want Holdings* .................................       7,500         19,050
                                                                       ---------
                                                                          22,620

SPAIN - 4.4%
Adolfo Dominguez S.A.*...............................         600         27,888
Tele Pizza, S.A.*....................................         400         21,036
                                                                       ---------
                                                                          48,924

SWEDEN - 2.2%
Skandinaviska Enskilda Banken........................       2,000         24,267

SWITZERLAND - 2.1%
Saurer AG*...........................................          30         23,818

UNITED KINGDOM - 1.6%
British Telecommunications Plc.......................       2,700         17,861

UNITED STATES - 13.6%
Baxter International.................................         500         26,125
Cisco Systems, Inc.*.................................         200         14,613
General Electric Company.............................         500         34,031
International Business Machines Corporation..........         300         31,781
Northern Trust Corporation...........................         400         23,650
Royal Dutch Petroleum Company ADR....................         100         22,200
                                                                       ---------
                                                                         152,400
                                                                       ---------

TOTAL COMMON STOCKS - 69.3%..........................                    774,998



                            See accompanying notes.
                                       54

                        MFR GLOBAL ASSET ALLOCATION SERIES
                             STATEMENT OF NET ASSETS (CONTINUED)
                               September 30, 1997
                                   (UNAUDITED)

                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
                                                        ----------     ---------

CANADA - 2.4%
CHC Helicopter, 11.50% - 2002 (a)....................      25,000     $   26,688

DENMARK - 4.0%
Nykredit, 7.00% - 2026 (a)...........................     300,000         44,276

UNITED STATES - 4.7%
Archibald Candy Corporation, 10.25% - 2004...........     $50,000         52,125
                                                                       ---------

TOTAL CORPORATE BONDS - 11.1%........................                    123,089

GOVERNMENT OBLIGATIONS

ARGENTINA - 3.4%
Republic of Argentina, 5.50% - 2023 (b)..............     $50,000         37,781

BRAZIL - 4.3%
Government of Brazil "C" Bond, 8.00% - 2014 (c)......     $56,033         47,663

ECUADOR - 1.8%
Republic of Ecuador,  6.4375% - 2025 (d).............     $25,000         20,508

GREECE - 4.2%
Hellenic Republic, 14.00% - 2003 (a).................  13,000,000         46,968

SOUTH AFRICA - 1.8%
Republic of South Africa, 12.00% - 2005 (a)..........     100,000         19,626
                                                                       ---------

TOTAL GOVERNMENT OBLIGATIONS - 15.5%.................                    172,546

TEMPORARY CASH INVESTMENTS

MONEY MARKET FUNDS - 2.7%
Vista Treasury Plus International Fund...............      30,685         30,685
                                                                       ---------

TOTAL INVESTMENTS - 98.6%............................                  1,101,318

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.4%.......                     16,411
                                                                       ---------

TOTAL NET ASSETS - 100.0%............................                 $1,117,729
                                                                       =========

                            See accompanying notes.

                        MFR GLOBAL ASSET ALLOCATION SERIES
                             STATEMENT OF NET ASSETS (CONTINUED)
                               September 30, 1997
                                   (UNAUDITED)

At September 30, 1997, Global Asset Allocation Series' investment concentration, by industry, was as follows:

    Apparel..........................................        1.9%
    Automobiles......................................        1.4%
    Banks & Credit...................................        4.2%
    Brewery..........................................        2.8%
    Building Materials...............................        8.5%
    Commercial Banks.................................        2.1%
    Computer Hardware................................        2.8%
    Computer Systems.................................        2.7%
    Electrical Equipment.............................        3.0%
    Electronics......................................        4.1%
    Entertainment....................................        3.5%
    Financial........................................        4.0%
    Food Processing..................................        3.3%
    Forestry.........................................        0.1%
    Industrial Services..............................        4.7%
    Integrated Petroleum-International...............        2.0%
    Machinery........................................        5.7%
    Medical Supplies.................................        2.3%
    Metals & Minerals................................        2.3%
    Miscellaneous....................................        0.8%
    Networking.......................................        1.3%
    Restaurants......................................        2.5%
    Steel............................................        2.3%
    Telecommunications...............................        7.7%
    Telephone........................................        2.0%
    Transportation...................................        2.4%
                                                            -----
                                                            80.4%
    Foreign Government Bonds.........................       15.5%
    Cash, short-term investments, and other assets,
     less liabilities................................        4.1%
                                                            -----
    Total net assets.................................      100.0%
                                                           ======

The identified cost of investments owned at September 30, 1997, was the same for federal income tax and book purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(a) Principal amount on foreign bond is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

(b)  Step-up rate security which will increase over the life of the bond.

(c)  Variable rate security which may be reset over the life of the bond.

(d) Floating rate security which may be reset the first of each semi-annual period.


                            See accompanying notes.

                                 BALANCE SHEETS
                                September 30,1997
                                   (Unaudited)

                                                                         MFR
                                                                        GLOBAL
                                                     MFR EMERGING       ASSET
                                                     MARKETS TOTAL    ALLOCATION
                                                     RETURN SERIES      SERIES
                                                     --------------  -----------
ASSETS:
Investments, at value (identified
  cost $1,012,356 and $1,050,461 respectively).......  $1,052,531     $1,101,318
Cash.................................................       3,728          1,959
Receivables:
   Securities sold...................................      21,150              0
   Interest..........................................      15,810         11,838
   Dividends.........................................         295          1,339
   MFR Advisors, Inc.................................       2,280          2,147
   Foreign taxes recoverable.........................         459            969
Prepaid expenses.....................................      15,410         15,176
                                                        ---------      ---------
         Total assets................................  $1,111,663     $1,134,746
                                                        =========      =========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for forward foreign exchange contracts....       3,843         10,671
   Other Liabilities:
      Custodian fees.................................       2,937          2,937
      Transfer and administration fees...............          73             51
      Professional fees..............................       2,118          2,151
      12b-1 distribution plan fees...................         593            587
      Miscellaneous fees.............................         620            620
                                                        ---------      ---------
         Total liabilities...........................      10,184         17,017

Net Assets:
Paid in capital......................................   1,048,415      1,054,600
Undistributed net investment income..................      12,264          8,460
Accumulated undistributed net realized gain on
 sale of investments and foreign currency
 transactions........................................       4,694         14,587
Net unrealized appreciation in value of investments
 and translation of assets and liabilities in
 foreign currencies..................................      36,106         40,082
                                                        ---------      ---------
      Net Assets.....................................   1,101,479      1,117,729
                                                        ---------      ---------
         Total liabilities and net assets............  $1,111,663     $1,134,746
                                                        =========      =========

CLASS "A" SHARES
Capital shares outstanding...........................      51,776         54,592
Net assets...........................................  $  545,649     $  580,990
Net asset value per share (net assets divided by
 shares outstanding).................................      $10.54     $    10.64
Add: Selling commission (4.75% of the
 offering price).....................................        0.53           0.53
                                                        ---------      ---------
Offering price per share (net asset value divided
 by 95.25%)..........................................      $11.07     $    11.17
                                                        =========      =========

CLASS "B" SHARES
Capital shares outstanding...........................      52,907         50,573
Net assets...........................................  $  555,830     $  536,739
Net asset value per share (net assets divided by
 shares outstanding).................................      $10.51         $10.61
                                                        =========      =========


                            See accompanying notes.
                                       57

                            STATEMENTS OF OPERATIONS
                     For May 19, 1997 to September 30, 1997
                                   (Unaudited)

                                                                         MFR
                                                                        GLOBAL
                                                     MFR EMERGING       ASSET
                                                     MARKETS TOTAL    ALLOCATION
                                                     RETURN SERIES      SERIES
                                                     --------------  -----------
INVESTMENT INCOME:
Dividends.........................................   $   3,530       $   7,200
Interest .........................................      17,926          11,179
                                                       --------        -------
                                                        21,456          18,379
   Less foreign tax expense.......................         (77)          (711)
                                                      ---------        -------
      Total investment income.....................      21,379          17,668

EXPENSES:
Management fees...................................       3,838           3,886
Custodian fees....................................       2,937           2,937
Transfer/maintenance fees.........................          55              27
Administration fees...............................       7,159           7,374
Directors' fees...................................          91              91
Professional fees.................................         868             868
Reports to shareholders...........................         549             549
Registration fees.................................       7,508           7,507
Other expenses....................................         470             403
12b-1 distribution plan fees......................       2,399           2,409
Reimbursement of expenses.........................     (16,759)        (16,843)
                                                      ---------        -------
      Total expenses..............................       9,115           9,208
                                                      ---------        -------
         Net investment income....................      12,264           8,460

NET  REALIZED AND  UNREALIZED  GAIN (LOSS):
Net  realized gain (loss) during the period on:
   Investments....................................       5,380          10,246
   Foreign currency transactions..................        (686)          4,341
                                                      ---------        -------
      Net realized gain...........................       4,694          14,587

Net change in unrealized appreciation (depreciation)
 during the period on:
   Investments....................................      40,175          50,857
   Translation of assets and liabilities in
 foreign currencies...............................      (4,069)       (10,775)
                                                      ---------        -------
      Net unrealized appreciation.................      36,106          40,082
                                                      ---------        -------

         Net gain.................................      40,800          54,669
                                                      ---------        -------

Net increase in net assets resulting from
 operations.......................................   $  53,064        $ 63,129
                                                      =========        =======


                            See accompanying notes.
                                       58

                       STATEMENT OF CHANGES IN NET ASSETS
                     For May 19, 1997 to September 30, 1997
                                   (Unaudited)


                                                                       MFR
                                                                     GLOBAL
                                                   MFR EMERGING      ASSET
                                                   MARKETS TOTAL    ALLOCATION
                                                   RETURN SERIES     SERIES
                                                   --------------  -----------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income..............................  $   12,264    $    8,460
Net realized gain..................................       4,694        14,587
Unrealized appreciation during the period..........      36,106        40,082
                                                      ---------     ---------
   Net increase in net assets resulting from
     operations....................................      53,064        63,129

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A.........................................           0             0
   Class B.........................................           0             0
Net realized gain
   Class A.........................................           0             0
   Class B.........................................           0             0
                                                      ---------     ---------
         Total distributions to shareholders.......           0             0

CAPITAL SHARE TRANSACTIONS (A):
Proceeds from sales of shares
   Class A.........................................     523,092       548,500
   Class B.........................................     530,115       506,100
Dividends reinvested
   Class A.........................................           0             0
   Class B.........................................           0             0
Shares redeemed
   Class A.........................................      (4,792)            0
   Class B.........................................           0             0
                                                      ---------     ---------
      Net increase from capital share transactions.   1,048,415     1,054,600
                                                      ---------     ---------
         Total increase in net assets..............   1,101,479     1,117,729

NET ASSETS:
Beginning of period................................           0             0
End of period......................................   1,101,479     1,117,729
                                                      ---------     ---------
   Undistributed net investment income at end of
 period............................................  $   12,264    $    8,460
                                                      =========     =========

(a) Shares issued and redeemed
Shares sold
   Class A.........................................      52,239        54,592
   Class B.........................................      52,907        50,573
Dividends reinvested
   Class A.........................................           0             0
   Class B.........................................           0             0
Shares redeemed
   Class A.........................................        (463)            0
   Class B.........................................           0             0
                                                      ---------     ---------
         Net increase..............................     104,683       105,165
                                                      =========     =========


                            See accompanying notes.
                                       59

                              FINANCIAL HIGHLIGHTS
                               September 30, 1997
                                   (Unaudited)

EMERGING MARKETS TOTAL RETURN SERIES                   CLASS A        CLASS B
                                                    -------------  -------------
                                                    1997(B)(C)(D)  1997(B)(C)(D)
                                                    -------------  -------------
PER SHARE DATA
Net Asset Value Beginning of Period.................     $10.00          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............................      0.130           0.100
Net Gain on Securities (Realized and Unrealized)....      0.410           0.410
                                                          -----           -----
   Total from Investment Operations.................      0.540           0.510

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............      0.000           0.000
Distributions (from Capital Gains)..................      0.000           0.000
Return of Capital...................................      0.000           0.000
                                                          -----           -----
   Total Distributions..............................      0.000           0.000
                                                          -----           -----
Net Asset Value End of Period.......................     $10.54          $10.51
                                                          =====           =====

Total Return (a)....................................      5.40%           5.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (Thousands)................       $546            $556
Ratio of Expenses to Average Net Assets.............      2.00%           2.75%
Ratio of Net Income to Average Net Assets...........      3.59%           2.84%
Portfolio Turnover Rate.............................        26%             26%
Average Commission Paid Per Equity Shares Traded....    $0.0112         $0.0112


GLOBAL ASSET ALLOCATION SERIES                         CLASS A        CLASS B
                                                    -------------  -------------
                                                    1997(B)(C)(D)  1997(B)(C)(D)
                                                    -------------  -------------
PER SHARE DATA
Net Asset Value Beginning of Period.................     $10.00          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............................      0.120           0.110
Net Gain on Securities (Realized and Unrealized)....      0.510           0.500
                                                          -----           -----
   Total from Investment Operations.................      0.630           0.610

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............      0.000           0.000
Distributions (from Capital Gains)..................      0.000           0.000
Return of Capital...................................      0.000           0.000
                                                          -----           -----
   Total Distributions..............................      0.000           0.000
                                                          -----           -----

Net Asset Value End of Period.......................     $10.63          $10.61
                                                          =====           =====

Total Return (a)....................................      6.30%           6.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (Thousands)................       $581            $537
Ratio of Expenses to Average Net Assets.............      2.00%           2.75%
Ratio of Net Income to Average Net Assets...........      2.72%           1.99%
Portfolio Turnover Rate.............................        20%             20%
Average Commission Paid Per Equity Shares Traded....    $0.0196         $0.0196


                            See accompanying notes.
                                       60

                              FINANCIAL HIGHLIGHTS
                               September 30, 1997
                                   (Unaudited)

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales paid at time of redemption.

(b) Emerging Markets Total Return Series and Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                                   1997
                                                                  ------
         Emerging Markets Total Return Series-Class A........     6.38%
         Emerging Markets Total Return Series-Class B........     7.06%
         Global Asset Allocation Series-Class A..............     6.30%
         Global Asset Allocation Series-Class B..............     7.12%

(d) Unaudited figures for the period ended September 30, 1997. Percentage amounts for the period, except total return have been annualized.


                            See accompanying notes.
                                       61

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997
                                   (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES

     MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series are diversified Series of Security Income Fund, an open-end investment management company registered under the Investment Company Act of 1940, as amended. Each Series is accounted for separately and general expenses are allocated to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Series in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing servi3ce considering securities with similar yields, quality, type of issue, coupon, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

          Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

          The Series isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

          Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the exchange rates which effect the value of portfolio securities and other assets and liabilities at the end of the reporting period.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997
                                   (Unaudited)


     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterpart does not perform under the contract.

     D. OPTIONS - The Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

          The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. Below, are the premiums received from written call options.

               FUND                                                   PREMIUM
               --------------------------------------------------------------
               Emerging Markets Total Return Series.................   $1,894
               Global Asset Allocation Series.......................   $1,894

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     G. TAXES - The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997
                                   (Unaudited)


2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to MFR Advisors, Inc. (MFR) under investment advisory contracts at an annual rate of 1% of the average net assets for Emerging Markets Total Return Series and Global Asset Allocation Series. MFR has agreed to waive all of the management fees for the Series until December 31, 1997. In addition, for the period ended September 30, 1997, MFR agreed to limit the total expenses of each Series to an annual rate of 2.0% of the average daily net asset value of Class A shares and 2.75% of the average daily net asset value of the Class B shares.

     As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington Management Corporation (Lexington) and Security Management Company, LLC (SMC), as Sub-Advisors, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Advisor, on an annual basis, a fee equal to .20 percent of the average daily net assets of each Series. Fees paid to the Sub-Advisors are calculated daily and payable monthly.

     The Series have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Series. SMC is paid an annual fixed charge per account and a shareholder and dividend transaction fee.

     As the administrative agent for the Series, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Series. For this service SMC receives on an annual basis, .045 percent of the average daily net assets of the Series, calculated daily and payable monthly. For the identified administrative services SMC also receives an annual fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 31, 1998; (ii) $45,000 in the year ended May 31, 1999; or (iii) $60,000 thereafter, for the Global Asset Allocation Series and the Emerging Markets Total Return Series. SMC has agreed to limit these fees to $15,000 for the Emerging Markets Total Return Series and the Global Asset Allocation Series until December 31, 1997.

     The Series have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares incur 12b-1 fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., is national distributor for the Series. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended September 30, 1997, in the amounts presented below:

                                          SDI                 BROKER/   BROKER/
                                      UNDERWRITING   CDSC     DEALER    DEALER
     FUND                              (CLASS A)   (CLASS B) (CLASS A) (CLASS B)
     ---------------------------------------------------------------------------
     Emerging Markets Total Return
      Series.........................      $69         $0       $369     $1,201
     Global Asset Allocation Series..      $15         $0         $0       $225

     Certain officers and directors of the Funds are also officers and/or directors of MFR Advisors, Inc. and Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997
                                   (Unaudited)


3.   INVESTMENT TRANSACTIONS

     Investment transactions for the period ended September 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                                                                   PROCEEDS FROM
        FUND                                            PURCHASES      SALES
        ------------------------------------------------------------------------
        Emerging Markets Total Return Series........    $1,060,093     $88,240
        Global Asset Allocation Series..............    $1,082,512     $71,902

4.   FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of September 30, 1997, were as follows:

                                                                AGGREGATE            AGGREGATE             NET
                                                                  GROSS                GROSS            UNREALIZED
                                                                UNREALIZED          UNREALIZED         APPRECIATION
        FUND                                                   APPRECIATION        DEPRECIATION       (DEPRECIATION)
        ------------------------------------------------------------------------------------------------------------
        Emerging Markets Total Return Series................      $88,030           $(51,924)            $36,106
        Global Asset Allocation Series......................      $91,941           $(51,859)            $40,082

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

     At September 30, 1997, the following Series had open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                      SETTLEMENT    CONTRACT       CONTRACT       CURRENT         UNREALIZED
     FUND                         CURRENCY               DATE        AMOUNT          RATE           RATE          GAIN/(LOSS)
     ------------------------------------------------------------------------------------------------------------------------
     Emerging Markets
     Total Return Series       Deutsche Marks          10/08/97     $ 92,522         1.8374       1.764120        $ (3,843)
                                                                                                                   ========
     Global Asset              Canadian Dollar         10/08/97     $ 72,504       1.379225        1.38182        $    136
     Allocation Series         Canadian Dollar         10/08/97     $ 72,131        1.38637        1.38182             238
                               Deutsche Marks          10/10/97     $ 44,334         1.8045       1.763976          (1,018)
                               Deutsche Marks          10/10/97     $159,736         1.8781       1.763976         (10,335)
                               Japanese Yen            10/27/97     $ 41,974     119.119999      120.66333             536
                               New Zealand Dollar      10/06/97     $ 18,974       1.581153        1.56238            (228)
                                                                                                                   --------
                                                                                                                  $(10,671)
                                                                                                                   ========

SECURITY FUNDS
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

*SECURITY INCOME FUND
   - CORPORATE BOND SERIES
   - U.S. GOVERNMENT SERIES
   - LIMITED MATURITY BOND SERIES
   - HIGH YIELD SERIES

*SECURITY TAX-EXEMPT FUND

*SECURITY CASH FUND




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S LETTER
AUGUST 15, 1997


To Our Shareholders:

The first six months of 1997 have been a roller-coaster ride for fixed income investors. At the beginning of the year the bellwether thirty-year Treasury bond yielded 6.64%. By late April the yield had risen to 7.14% before it began its descent to 6.78% at the end of June. As you know, bond prices move inversely to yields, staging a "mirror" roller coaster ride which produced a 2.3% total return on the long Treasury bond for the period.

THE INFLATION STORY IN 1997

Contrary to what this volatility might indicate, the compelling story for the six-month period was the absence of reacceleration of inflation pressures. In fact, evidence suggests that inflation is actually declining. This is true particularly when one takes into account the overstatement of structural inflation revealed by the Boskin report, the study commissioned by the Senate Finance Committee to review the calculation of the Consumer Price Index (CPI). This report found that the CPI probably overstates true increases in the cost of living by approximately 1.1% per year.

This leaves us with the understanding that real interest rates on the long Treasury bond are 300 to 400 basis points higher than might be expected given today's actual annualized inflation rate of around 2%. We therefore conclude that there is opportunity for further declines in long-term rates with their commensurate increase in bond prices as we move through the second half of 1997.

CAN THE GOOD NEWS CONTINUE?

The good news on the inflation front should continue to be a positive influence on fixed income markets for some time as the economy continues to slow its growth rate from the torrid pace of 1997's first quarter. We believe that due to the continuation of productivity improvements in U.S. businesses, economic growth rates of around 3% may be sustainable without reigniting inflation. This is in contrast to the 2% to 2.5% rates of growth that have been historically viewed by the Federal Reserve Board as a "speed bump." Therefore, for fixed income investors the climate should remain favorable for returns of at least the portfolio coupon rate, with the possibility of some capital appreciation if long term interest rates decline as we believe they will, in recognition of the pattern of slowing global inflation pressures.

As always, we appreciate your continuing investment in the Security Funds. We invite your questions and comments at any time.


John Cleland, President
The Security Funds

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY INCOME FUND
CORPORATE BOND SERIES

Volatility was the key word for fixed income market behavior in the first half of 1997. The thirty-year Treasury bond began the year yielding 6.64% and finished June at 6.78%. In the intervening months it rose as high as 7.14%, managing to gain only 2.3% in total return over the six months. Corporate issues fared slightly better, as the Lehman Corporate Bond Index rose 3.07%. The Corporate Bond Series of Security Income Fund generated a positive total return for the six-month period of 2.35%, slightly lagging its peer group average of 2.68%.(1)

CONTRIBUTORS TO PERFORMANCE IN THE FIRST HALF

The Series underperformed in the first quarter of 1997 primarily because of its position in property and casualty insurer Home Holdings. This company, which was beset with problems among some of its insured risks, continued to lose value and was ultimately sold from the portfolio.

While the first quarter's total return was negative, the second quarter was much improved. Steps were taken to upgrade the overall credit quality of the holdings. The high yield portion of the portfolio is now concentrated in issues rated BB and B, the upper tiers of the high yield rating universe. Some of these issues have the potential to be upgraded to investment grade ratings in the not-too-distant future, which should add a capital gain return element to their attractive coupon rates.

HOW THE PORTFOLIO LOOKS NOW

The sector composition of the portfolio at the end of June was about 53.5% high grade corporate bonds, 20% high yield issues, 17% Yankee bonds (U.S. dollar-denominated securities issued by foreign corporations), and 9.5% mortgage-backed bonds issued primarily by agencies of the U.S. Government. This sector diversification gives the portfolio some downside protection because the various sectors will not always move up or down in value in tandem.

The average rating of the portfolio is a strong BBB, and the average coupon of the portfolio holdings is 7.92%. Average duration of the securities is about 6.6 years, slightly longer than that of the benchmark Lehman Corporate Bond Index duration of 5.88 years. We are working to reduce the block size of issues in the portfolio so that each issuer will represent 2.5% or less of total assets, in order to achieve further diversification.

LOOKING TO THE SECOND HALF

The Corporate Bond Series' portfolio is well positioned for the coming months. Our emphasis on upgrading credit quality should help bring total returns more in line with those of the benchmark index. Diversification among sectors and rating classes can add a further element of safety. The mortgage-backed securities and Yankee bonds provide cash flow through their generally higher coupon interest rates than other classes. Finally, fundamentally improving stories among our high yield credits provide the potential for additional return through capital gains.


Thomas A. Swank
Portfolio Manager

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             CORPORATE BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                          Average Maturity 16.8 years

                          AAA .................  14.1%
                          AA ..................  14.6%
                          A ...................  32.6%
                          BBB .................  18.8%
                          BB ..................  19.9%


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                   CLASS B SHARES
        1 Year            0.7%           1 Year                   -0.3%
        5 Years           4.7%           Since Inception           0.3%
        10 Years          6.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997



U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund returned 2.46% in the first half of 1997, right in line with its peer group average return of 2.47%.1 The benchmark Lehman Government Bond Index returned a slightly higher 2.63% over the same period.

CONTRIBUTORS TO PERFORMANCE

The portfolio had a large weighting in longer-duration Federal agency bonds, with moderate positions in shorter Treasury issues and mortgage-backed securities throughout the first six months. During the first quarter the Treasuries and mortgage-backed bonds provided downside protection and allowed the total return to be higher (actually, less negative) than that of the peer group of funds. In March, April and May, however, the bond markets recovered and these same defensive issues dampened returns somewhat, holding back overall performance.

PORTFOLIO COMPOSITION AT THE END OF THE FIRST HALF

The sector weighting in the Series consisted of 41% federal agency securities, 36% GNMA mortgage-backed bonds secured by home mortgages, and 23% U.S. Treasury issues. In general, mortgage-backed bonds and federal agency issues carry slightly higher coupon rates than comparable Treasury bonds. This adds a small extra increment to total return.

The duration of the portfolio at the end of June was 4.85 years, close to that of the benchmark index's duration of 4.78 years. The average coupon, however, was considerably higher than that of the index at 8.15%, compared with the benchmark's 6.95% average.

PLANS FOR THE NEXT SIX MONTHS

The U.S. Government Series is designed for conservative investors, with a strong emphasis on credit quality of the securities held in the portfolio. Because shareholders in the Series tend to be cautious, we don't try to outguess the markets by dramatically lengthening or shortening the duration of portfolio holdings.

In the coming months, we anticipate maintaining our sector allocations close to their present levels. We expect portfolio durations to also remain close to current lengths. As always, we keep an eye on the markets to watch for sharp movements in either direction, and retain the ability to make stronger moves than usual if it becomes necessary.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                             U.S. GOVERNMENT SERIES
                                    6-30-97
                              Sectors Represented

                         Treasuries .................  23%
                         Agencies ...................  41%
                         Mortgage Backed ............  36%


                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.2%           1 Year                   1.1%
         5 Years           5.4%           Since Inception          2.3%
         10 Years          7.2%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


LIMITED MATURITY BOND SERIES

Throughout a period of volatility in the bond markets, the Limited Maturity Bond Series performed very well in the first half of 1997. The Series produced a total return of 3.20%, comparing favorably with its peer group average of 2.74%, and outperforming its benchmark Lehman Brothers Intermediate Corporate Bond Index return of 3.05%.(1) The ten-year Treasury bond, representative of the maturity structure of this portfolio, began the year yielding 6.42%, touched 6.90% in late March and early April, and fell back to close the first half at 6.50%.

CONTRIBUTORS TOWARD STRONG PERFORMANCE

Several of the high yield holdings in the portfolio experienced strong earnings and strengthened balance sheets through debt reduction over the first six months. These include PanAmerican Beverages, Inc., a Latin American producer and bottler of Coca Cola and other soft drinks. Valassis Communications Corporation, a company that produces special coupon inserts for Sunday newspapers, is generally expected to be upgraded to investment grade in the near future after reducing expenses and benefiting from lower paper costs.

Seagull Energy Corporation, an oil and gas explorer and developer, has lowered overall company costs, realizing benefits of a recent acquisition. It is now on Standard & Poor's ratings watch list for an upgrade. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half.

COMPOSITION OF THE PORTFOLIO

The Limited Maturity Bond Series is currently comprised of about 46% high grade bonds, 23% high yield issues (the maximum high yield allocation permitted in the portfolio is 25%), 22% mortage-backed securities issued primarily by Federal government agencies, and 9% Yankee bonds (dollar denominated securities issued by foreign corporations).

The portfolio duration is approximately 4.3 years, just slightly longer than the benchmark index's 4.21 years. The average coupon is a relatively high 8.1%, lifted by the high yield and mortgage-backed securities holdings. The average rating of securities remains well within the investment grade classification at a mid-A level.

WHAT'S AHEAD FOR THE LIMITED MATURITY PORTFOLIO

We plan to maintain the overall portfolio quality at its present level, and to keep the duration close to that of the benchmark intermediate corporate bond index. The broad diversification of asset classes should help keep volatility at lower levels, since the various sectors will not always move up or down in value in tandem with each other. The intermediate-maturity bond portfolios tend to outperform their longer counterparts in periods of rising interest rates, and so make an attractive investment medium for a portion of shareholders' fixed income allocations.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                          LIMITED MATURITY BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                           Average Maturity 6.5 Years

                          AAA ................  31.6%
                          AA .................   7.7%
                          A ..................  27.0%
                          BBB ................   9.8%
                          BB .................  19.5%
                          B ..................   0.9%
                          NR .................   3.5%


                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

      CLASS A SHARES                        CLASS B SHARES
      1 Year                   0.6%         1 Year                   -0.6%
      Since Inception          5.3%         Since Inception           4.8%
      (1-17-95)                             (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


HIGH YIELD SERIES

The high yield segment of the fixed income markets was the best-performing domestic bond sector during the first half of 1997. The High Yield Series ranked above median in its peer group, returning 5.79% for the period.(1) The peer group average return was 5.92%, while the benchmark Lehman Brothers High Yield Index posted a return of 5.82%.

COMPOSITION OF THE PORTFOLIO

At the end of June the High Yield Series portfolio was skewed toward the BB rating category, the highest level on the high yield bond rating scale. With approximately 70% of the issues in this category and the remaining ones rated B, we feel that there is less concern about credit risk and more ability to liquidate easily should selling become necessary. Our analysts seek out issues which are currently rated BB, but whose financial statements show improvement that could lead to an upgrade to investment grade in the near future.

Throughout the six months the portfolio has been underweight in basic industries such as mining, metals, and chemicals, which have for the most part underperformed other sectors. We were overweight in consumer cyclicals (cable television companies, retail stores, gaming, and home construction) and financials, including banks and insurance companies. Our underweight position in utility bonds hurt, as this sector did very well during the period.

CONTRIBUTORS TO STRONG PERFORMANCE

Some issues in the portfolio were upgraded by the major rating agencies recently. Knoll, Inc., which manufactures and distributes office systems and business furniture, brought an initial public offering (IPO) to market and used the proceeds to pay down more expensive debt. The company's securities were subsequently upgraded from a low B to a high B level. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half of 1997.

Other strong performers included AGCO Corporation, a worldwide manufacturer and distributor of agricultural equipment and related replacement parts. AGCO has benefited from the strong farm economy, both in the U.S. and abroad. Four Seasons Hotels, Inc. offered to repurchase its 9.125% notes at a price which was very attractive relative to their cost in our portfolio.

PLANS FOR THE REST OF 1997

We intend to continue our strategy of staying cognizant of credit quality and looking for bonds which have a potential of being upgraded from BB to investment grade. The high yield bond markets are similar to the equity markets in that they have risen a good deal, but investment funds continue to pour in, driving them up further. We plan to structure the portfolio to be sound from a credit standpoint so that it can better withstand any unforseen shocks to the market.


Thomas A. Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.


                               HIGH YIELD SERIES
                                    6-30-97
                             Quality Credit Rating

                          Average Maturity 4.81 years

                              BBB ............   1%
                              BB .............  57%
                              B ..............  42%


                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                     CLASS B SHARES
        Since Inception          6.0%      Since Inception          5.4%
        (8-05-96)                          (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY TAX-EXEMPT FUND

The municipal market in the first half of the year outperformed its taxable counterparts in the domestic fixed income markets. The Lehman Brothers Municipal Bond Index rose 3.20% during the period, outpacing the Lehman Brothers Aggregate Fixed Income Index return of 3.09%. The corporate and government components of the aggregate index also showed lower returns than those of the municipal index.

PORTFOLIO PERFORMANCE IN THE FIRST HALF

The Security Tax-Exempt Fund produced a positive total return of 2.58%, modestly underperforming its peer group average of 2.95% for the six months.(1) Our somewhat shorter duration of 6.9 years, compared with the benchmark index duration of 7.42 years, held back performance in the latter part of the six-month period when interest rates were falling. Longer maturities tend to outperform shorter bonds in such an interest rate environment.

The average credit quality of the bonds in the portfolio, currently at a mid-AA level, while providing comfort to investors because of its strength, also holds back performance when interest rates are declining. We generally maintain a higher-than-average portfolio rating since financial information on many municipal issuers is difficult to obtain, and sometimes not timely enough to protect investors when finances deteriorate. In addition, if municipalities experience strains on their budgets when Congress "pushes down" budget items to the state and local levels, those bonds with higher credit quality should hold their value better.

THE COMPOSITION OF THE PORTFOLIO CURRENTLY

The Security Tax-Exempt Fund seeks to add a measure of safety through diversification. In municipal portfolios, this means including a large number of geographic locations as well as diversifying by industry. At June 30, the holdings represented 17 states plus the District of Columbia. The largest represented, in terms of market value of the bonds, was Washington State, followed by Illinois and California.

In terms of industry classification, the largest grouping of bonds is in the Education Revenue sector. Education issues are viewed favorably by most municipal bond holders, since municipalities are highly likely to support their school systems and avoid bond defaults in this area. Second largest is Electric Utility Revenue, another area where cash inflows to retire bonds are considered relatively stable.

OUTLOOK FOR MUNICIPAL BONDS

A constant threat to the value of tax exempt bonds is talk of tax bracket reductions. While various tax "breaks" are under discussion in Congress as they try to agree on a balanced budget package, a lowering of tax brackets for those individuals most likely to invest in municipal bonds seems unlikely at this time. We believe that tax exempt bonds continue to be an attractive investment for taxpayers in the upper brackets, and should be for some time to come.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                                TAX-EXEMPT FUND
                                    6-30-97
                             Credit Quality Rating

                          AAA ................  49.6%
                          AA .................  25.2%
                          A ..................  13.6%
                          BBB ................  11.6%


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.3%           1 Year                   1.1%
         5 Years           4.3%           Since Inception          0.8%
         10 Years          5.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY CASH FUND

The total return on money market funds in the first half of 1997 was near that of its close relatives, the fixed income funds, as interest rates on thirty-year Treasury bonds fluctuated in a range roughly between 6.50% and 7.25%. Security Cash Fund posted a gain of 2.36% for the period, very near the 2.38% peer group average yield. Money market funds, unlike longer-term fixed income securities, generally benefit from increases in short-term interest rates such as the one executed by the Federal Reserve Open Market Committee in March.

AVERAGE MATURITY TARGETS FOR THE FUND

At June 30, the Cash Fund had a 61-day average maturity, seven days longer than that of the benchmark IBC Donoghue Money Fund Report. Our goal is to stay within ten days more or less than the Donoghue average and avoid trying to outguess the markets by moving maturities sharply shorter or longer. Because of the short-maturity nature of money market assets we can quickly adjust to interest rate changes when they occur, without taking unnecessary maturity risk in this conservative portfolio.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

The assets in Security Cash Fund at the end of the six-month period consisted of 76% commercial paper, 15% federal agency securities, and 11% Small Business Administration issues. The commercial paper we purchase is entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's. Federal agency holdings may from time to time include short-term securities issued by the Federal National Mortgage Association, the Federal Home Loan Bank, and Federal Farm Credit Banks.

The Small Business Association (SBA) holdings are fully guaranteed by the federal government as to timely payment of principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short-maturity paper because their interest rate resets periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment instruments.

OUTLOOK FOR THE NEXT SIX MONTHS

Interest rates have recently been declining on long-term bonds. Although this movement has some effect on short-term rates, until the Federal Reserve decides to lower their short rate targets, commercial paper and short-maturity agency interest rates should not drop substantially. We expect the Fed to maintain their cautious stance toward a rekindling of inflationary pressures, and therefore believe that money fund returns will not vary substantially in the near future.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 5.6%
Southwest Airlines Company, 7.875% - 2007..........  $2,000,000     $ 2,097,500
United Airlines, 11.21% - 2014.....................   1,200,000       1,570,500
                                                                     ----------
                                                                      3,668,000

BANKS - 11.2%
ABN AMRO Bank NV, 7.55% - 2006.....................   1,000,000       1,030,000
Abbey National PLC, 6.69% - 2005...................   1,250,000       1,225,000
BCH Cayman Islands, Ltd., 7.70% - 2006.............   1,000,000       1,025,000
Bank of New York, Inc., 6.50% - 2003...............   1,500,000       1,464,375
Malayan Bank of New York, 7.125% - 2005............   1,250,000       1,235,937
Santander Financial Issuances, Ltd., 7.00% - 2006..   1,400,000       1,382,500
                                                                     ----------
                                                                      7,362,812

BROKERS, DEALERS & SERVICES - 2.2%
Lehman Brothers, Inc., 7.25% - 2003................   1,450,000       1,455,438

COMMUNICATIONS - 12.5%
Comcast Corporation, 9.125% - 2006.................   1,000,000       1,047,500
New Jersey Bell, 6.625% - 2008.....................   3,000,000       2,872,500
Paramount Communications, 7.50% - 2023.............   1,000,000         878,750
Rogers Cablesystems, Ltd., 9.625% - 2002...........     750,000         792,188
Rogers Communication, Inc., 9.125% - 2006..........     550,000         556,875
Valassis Communications, Inc., 9.55% - 2003........   1,250,000       1,348,437
Westinghouse Electric Company, 8.375% - 2002.......     700,000         726,250
                                                                     ----------
                                                                      8,222,500

CONSUMER GOODS & SERVICES - 2.2%
Nike, Inc., 6.375% - 2003..........................   1,500,000       1,460,625

DEPARTMENT STORES - 1.5%
J.C. Penney, 7.625% - 2097.........................   1,000,000         975,000

ELECTRONICS - 1.6%
Pioneer Standard Electronics, Inc., 8.50% - 2006...   1,000,000       1,042,500

FINANCE - 3.1%
Countrywide Capital Industries, Inc., 8.00% - 2026.   1,000,000         997,500


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCE (CONTINUED)
Washington Mutual Capital, 8.375% - 2002...........  $1,000,000     $ 1,016,250
                                                                     ----------
                                                                      2,013,750

FOOD & BEVERAGES - 7.5%
Chiquita Brands International, Inc., 10.25% - 2006.   1,125,000       1,198,125
Coca-Cola Enterprises, Inc., 6.70% - 2036(3).......   2,000,000       2,000,000
Panamerican Beverage, Inc., 8.125% - 2003..........   1,750,000       1,780,625
                                                                     ----------
                                                                      4,978,750

FUNERAL HOMES - 2.7%
Loewen Group International, Inc., 8.25% - 2003.....   1,750,000       1,778,438

HOSPITAL MANAGEMENT - 1.3%
Tenet Healthcare, 10.125% - 2005...................     800,000         874,000

INSURANCE - 1.5%
Travelers Capital Trust, 7.75% - 2036..............   1,050,000       1,018,500

MEDIA - 5.0%
Time Warner Entertainment, 10.15% - 2012...........   1,250,000       1,510,937
Turner Broadcasting, 8.375% - 2013.................   1,750,000       1,811,250
                                                                     ----------
                                                                      3,322,187

MEDICAL AND HEALTH SERVICES - 1.5%
Columbia\HCA, 7.50% - 2095.........................   1,000,000         967,500

MANUFACTURING - 1.5%
Caterpillar, Inc., 7.375% - 2097...................   1,000,000         966,250

MOTOR VEHICLES & EQUIPMENT - 3.0%
Chrysler Corporation, 7.45% - 2027.................   2,000,000       1,972,500

OIL & GAS COMPANIES - 7.4%
Petroleum Geo-Services, 7.50% - 2007...............   1,142,226       1,157,188
Petroleum Nasional Berhad, 7.125% - 2006...........   1,650,000       1,645,875
Seagull Energy Corporation, 8.625% - 2005..........   1,000,000       1,017,500
Transocean Offshore, Inc., 8.00% - 2027............   1,000,000       1,033,750
                                                                     ----------
                                                                      4,854,313
PAPER & LUMBER PRODUCTS - 1.9%
Domtar, Inc., 9.50% - 2016.........................   1,250,000       1,262,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
CORPORATE BONDS (CONTINUED)                            SHARES          VALUE
--------------------------------------------------------------------------------

PUBLISHING & PRINTING - 1.2%
K-III Communications Corporation, 10.25% - 2004....  $  300,000     $   316,500
Quebecor Printing Capital, 7.25% - 2007............  $  500,000         503,750
                                                                     ----------
                                                                        820,250

STEEL & METAL PRODUCTS - 1.2%
AK Steel, 10.75% - 2004............................  $  750,000         808,125

UTILITIES - 2.0%
Tennessee Gas Pipeline, 7.50% - 2017...............  $1,300,000       1,298,375

TRANSPORTATION - 1.5%
Union Pacific Resources Group, 7.50% - 2026........  $1,000,000         986,250
                                                                     ----------
  Total corporate bonds - 79.1% ...................                  52,108,563

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 5.6%
Chase Capital Trust, 6.1047% - 2027(2).............  $2,500,000       2,450,725
SI Financing Inc., 9.50% - 2026....................      48,000       1,269,000
                                                                     ----------
  Total trust preferred securities - 5.6%..........                   3,719,725

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 6.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................  $1,050,000       1,059,595
  #1930 AB, 7.50%-2023 CMO.........................  $1,661,212       1,682,102
  #112 H, 8.80%-2020 CMO...........................  $  646,027         659,087
Federal National Mortgage Association,
  #1990-52D, 9.30%-2019 CMO........................  $  820,825         840,941
                                                                     ----------
                                                                      4,241,725

U.S. GOVERNMENT SECURITIES - 0.9%
Government National Mortgage Association, #2445,
  8% - 2027........................................  $  575,000         585,601

NON-AGENCY SECURITIES - 4.2%
Chase Capital Mortgage Securities Company, 1997-1B,
  7.37% - 2007 CMO.................................  $1,500,000       1,526,250
General Electric Capital Mortgage Securities,
  1992-7A, 8.30% - 2023 CMO........................  $1,213,754       1,234,854
                                                                     ----------
                                                                      2,761,104
                                                                     ----------
  Total mortgage backed securities - 11.5%.........                   7,588,430
                                                                     ----------
  Total investments - 96.2%........................                  63,416,718


                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
--------------------------------------------------------------------------------

  Cash and other assets, less liabilities - 3.8% ..                 $ 2,473,213
                                                                     ----------
  Total net assets - 100.0%........................                 $65,889,931
                                                                     ==========

SECURITY INCOME FUND
U.S. GOVERNMENT SERIES


U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.5%
  7.125% - 2001....................................  $  700,000     $   708,526

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.6%
  7.40% - 2004.....................................     600,000         624,450
  7.875% - 2005....................................     340,000         363,130
  8.28% - 2025.....................................     500,000         566,950
                                                                     ----------
                                                                      1,554,530
FEDERAL HOME LOAN BANK - 2.0%
  8.29% - 2015.....................................     150,000         166,904

FINANCING CORPORATION - 6.1%
  9.65% - 2018.....................................     400,000         507,000

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.2%
  #365608 8.50% - 2024.............................     615,934         642,216
  #411643 7.75% - 2025.............................     690,973         699,811
  #1849   8.00% - 2026.............................     794,565         809,154
  #2270   8.25% - 2026.............................     265,666         274,140
  #9365   7.50% - 2034.............................     521,743         520,767
                                                                     ----------
                                                                      2,946,088

STUDENT LOAN MARKETING ASSOCIATION - 5.7%
  9.25% - 2004.....................................     420,000         479,695

U.S. TREASURY NOTES - 14.6%
  7.25% - 1998.....................................     135,000         136,228
  8.00% - 1999.....................................     460,000         476,785
  8.50% - 2000.....................................     580,000         611,268
                                                                     ----------
                                                                      1,224,281
U.S. TREASURY BONDS - 8.0%
  8.75% - 2008.....................................     600,000         665,394
                                                                     ----------
  Total investments- 98.7%.........................                   8,252,418
  Cash and other assets, less liabilities - 1.3%...                     113,618
                                                                     ----------
  Total net assets - 100%..........................                 $ 8,366,036
                                                                     ==========

                            See accompanying notes.
                                       9

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 1.8%
Atlas Air, 12.25% - 2002...........................  $  100,000     $   111,000

ALUMINUM - 2.4%
Alcan Aluminum, Ltd., 9.20% - 2001.................     148,000         151,145

BANKS - 8.2%
Bangkok Bank Public Company, 7.25% - 2005..........     150,000         144,188
Bank Austria, 7.25% - 2017.........................     160,000         157,200
First Union Corporation, 8.125% - 2002.............     110,000         115,500
Santander Financial Issuances, Ltd., 7.00% - 2006..     100,000          98,750
                                                                     ----------
                                                                        515,638

COMMUNICATIONS - 9.2%
Comcast Corporation, 9.125% - 2006.................     100,000         104,750
Heritage Media Corporation, 8.75% - 2006...........      50,000          51,875
K-III Communications Corporation, 10.25% - 2004....      75,000          79,125
Rogers Communication, Inc., 9.125% - 2006..........     100,000         101,250
Valassis Communications, Inc., 9.55% - 2003........     125,000         134,844
Westinghouse Electric Company, 8.37% - 2002........     100,000         103,750
                                                                     ----------
                                                                        575,594

ELECTRIC COMPANIES - 2.4%
Consolidated Edison Company of New York, -
  6.625% - 2002....................................     150,000         148,687

ELECTRIC & GAS COMPANIES - 2.5%
Public Service Electric & Gas Company, 8.75% - 1999     150,000         156,187

ELECTRONICS - 1.7%
Pioneer Standard Electronics, Inc., 8.50% - 2006...     100,000         104,250

FINANCE - 9.9%
Ford Motor Credit Company, 8.375% - 2000 ..........     150,000         156,375
Household Finance Corporation, 8.00% - 2004........     150,000         157,875
International Lease Finance Corporation 8.25% -
  2000.............................................     150,000         155,813
MCN Investment Corporation, 6.32% - 2003...........     150,000         146,250
                                                                     ----------
                                                                        616,313


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FOOD & BEVERAGE TRADE - 4.1%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
FEMSA Fomento Economico Mexicano SA, 9.50% - 1997..     100,000         100,125
Panamerican Beverage, Inc., 8.125% - 2003..........      50,000          50,875
                                                                     ----------
                                                                        255,750

HOSPITAL MANAGEMENT - 1.7%
Tenet Healthcare, 10.125% - 2005...................     100,000         109,250

INSURANCE - 2.3%
Travelers Capital Trust, 7.75% - 2036..............     150,000         145,500

MANUFACTURING - 1.7%
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250

NATURAL GAS COMPANIES - 2.6%
Vastar Resources, Inc., 8.75% - 2005...............     150,000         161,437

OIL & GAS COMPANIES - 4.8%
Petroleum Nasional Berhad, 7.125% - 2006...........     150,000         149,625
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        302,250

RETAIL TRADE - 2.5%
Walmart Stores, Inc., 7.50% - 2004.................     150,000         155,063

SANITARY SERVICES - 2.5%
WMX Technologies, Inc., 8.25% - 1999...............     150,000         155,812

TOBACCO PRODUCTS - 2.5%
Dimon, Inc., 8.875% - 2006.........................     150,000         156,375
                                                                     ----------

  Total corporate bonds - 62.8%....................                   3,926,501

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.9%
SI Financing Inc., 9.50% - 2026....................       4,560         120,555

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 21.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................     100,000         100,914
  #1930 AB, 7.50%-2023 CMO.........................     195,437         197,894
  #1102 G, 8.00%-2020 CMO..........................     171,084         173,339
  #1104 K, 8.50%-2020 CMO..........................      44,000          45,188
  #42 K, 8.00% - 2024 CMO..........................     186,000         190,775

                            See accompanying notes.
                                       10

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
MORTGAGE BACKED SECURITIES (CONTINUED)                AMOUNT           VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES, CONTINUED
Federal National Mortgage Association
  #1992-98 PJ, 7.50% - 2019 CMO ...................  $  118,000     $   118,993
  #1992-143 J, 7.00% - 2020 CMO....................     100,000          98,110
  #1993-160 ZB, 6.50%- 2023 CMO....................     165,774         146,866
  #1993-194 E, 5.70% - 2008 CMO....................     120,265         115,102
Government National Mortgage Association,
  #2445, 8.00% - 2027 .............................     150,000         152,766
                                                                     ----------
                                                                      1,339,947
NON AGENCY SECURITIES - 3.5%
General Electric Capital Mortgage Securities
  #1992-7A, 8.30% - 2023 CMO.......................     112,753         114,713
Sears Mortgage Securities
  #1994-14 T3, 8.50% - 2022 CMO....................     100,000         103,078
                                                                     ----------
                                                                        217,791
                                                                     ----------

  Total mortgage backed securities - 24.9%.........                   1,557,738

GOVERNMENT & GOVERNMENT AGENCY SECURITIES
-----------------------------------------

CANADIAN GOVERNMENT AGENCIES - 2.6%
Province of Quebec, 8.625% - 2005 .................     150,000         163,313

U.S. GOVERNMENT AGENCY SECURITIES - 2.5%
Federal National Mortgage Association, 8.50% - 2005     150,000         156,185
                                                                     ----------
  Total government & government agency
    securities - 5.1%..............................                     319,498
                                                                     ----------
  Total investments - 94.7%........................                   5,924,292
  Cash and other assets, less liabilities - 5.3%...                     334,346
                                                                     ----------
  Total net assets - 100.0%........................                 $ 6,258,638
                                                                     ==========

SECURITY INCOME FUND
HIGH YIELD SERIES

CORPORATE BONDS
---------------

APPAREL - 2.3%
Tultex Corporation, 10.625% - 2005.................  $  150,000     $   164,625

BANKS & CREDIT - 1.5%
B.F. Saul Reit, 11.625% - 2002.....................     100,000         107,500


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

BEVERAGES - 2.9%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
Delta Beverage Group, 9.75% - 2003.................     100,000         104,375
                                                                     ----------
                                                                        209,125

BROADCAST MEDIA - 2.8%
Allbritton Communications Company, 9.75% - 2004....     135,000          99,250
Heritage Media Corporation, 8.75% - 2006...........     100,000         103,750
                                                                     ----------
                                                                        203,000

CABLE SYSTEMS - 1.5%
Rogers Cablesystems, 9.625% - 2002.................     100,000         105,625

CHEMICALS - 2.6%
Envirodyne Industries, Inc., 12.00% - 2000.........     170,000         185,938

COMMUNICATIONS - 3.2%
K-III Communications, 10.25% - 2004................      50,000          52,750
Rogers Communications, Inc., 9.125% - 2006.........      70,000          70,875
Valassis Communications, Inc., 9.55% - 2003........     100,000         107,875
                                                                     ----------
                                                                        231,500

COMMUNICATION SERVICES - 7.4%
CF Cable TV, Inc., 11.625% - 2005..................     125,000         143,125
Cablevision Systems Corporation, 10.75% - 2004.....     100,000         103,625
Century Communications Corporation, 9.50% - 2005...     125,000         128,437
Comcast Corporation, 9.125% - 2006.................     150,000         157,125
                                                                     ----------
                                                                        532,312

ELECTRIC UTILITIES - 4.3%
AES Corporation, 10.25% - 2006.....................     135,000         160,500
Cal Energy Company, Inc. 9.50% - 2006..............     150,000         147,150
                                                                     ----------
                                                                        307,650

ENTERTAINMENT - 4.2%
Harrahs Operating, Inc., 8.75% - 2000 .............     100,000         102,375
Showboat, Inc., 9.25% - 2008.......................     100,000         102,500
Station Casinos, Inc., 9.625% - 2003...............     100,000          99,500
                                                                     ----------
                                                                        304,375

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 3.5%
Dollar Financial Group, Inc., 10.875% - 2006.......  $  100,000     $   107,000
Homeside Inc., 11.25% - 2003.......................     125,000         145,156
                                                                     ----------
                                                                        252,156

FOOD AND BEVERAGES - 1.5%
Chiquita Brands International Inc., 10.25% - 2006 .     100,000         106,500

FOOD PROCESSING - 1.6%
TLC Beatrice International Holdings, Inc.,
  11.50% - 2005....................................     100,000         112,375

FOOD WHOLESALERS - 1.1%
Southland Corporation, 4.50% - 2004................     100,000          78,750

HEALTH CARE SERVICES - 3.7%
Regency Health Services, Inc., 9.875% - 2002.......     100,000         103,250
Tenet Healthcare Corporation, 10.125% - 2005.......     150,000         163,875
                                                                     ----------
                                                                        267,125

HOTEL/MOTEL - 1.9%
Four Seasons Hotel, Inc., 9.125% - 2000............     125,000         134,688

MANUFACTURING - 8.7%
AAF-McQuay Inc., 8.875% - 2003.....................     100,000         100,250
AGCO Corporation, 8.50% - 2006.....................     100,000         102,625
Johns Manville International Group, Inc.,
  10.875% - 2004...................................     100,000         111,250
Sequa Corporation, 9.375% - 2003...................     100,000         102,125
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250
Titan Wheel International, Inc. 8.75% - 2007.......     100,000         101,750
                                                                     ----------
                                                                        624,250

MISCELLANEOUS - 0.8%
Packard Bioscience Company, 9.375% - 2007..........      60,000          60,900

OIL - 4.1%
Maxus Energy Corporation, 9.50% - 2003.............     135,000         141,581
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        294,206

OFFICE EQUIPMENT AND SUPPLIES - 1.5%
Knoll, Inc., 10.875% - 2006........................     100,000         110,750


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 1.8%
Plastic Containers, Inc., 10.00% - 2006............  $  125,000     $   129,688

PETROLEUM - 1.4%
Crown Central Petroleum, 10.875% - 2005............     100,000         104,750

PUBLISHING - 3.6%
Golden Books Publishing, Inc., 7.65% - 2002........     170,000         160,225
Hollinger International Publishing, 8.625% - 2005..     100,000         101,750
                                                                     ----------
                                                                        261,975

RECREATION - 1.5%
AMF Group, Inc., 10.875% - 2006....................     100,000         108,000

RESTAURANTS - 2.0%
Carrols Corporation, 11.50% - 2003.................     135,000         144,618

RETAIL - 1.4%
Central Tractor, 10.625% - 2007....................     100,000         103,750

RETAIL - GENERAL MERCHANDISING - 1.5%
Cole National Group, 9.875% - 2006.................     100,000         105,250

STEEL - 1.1%
AK Steel Corporation, 9.125% - 2006................      75,000          77,063

TELECOMMUNICATIONS - 2.1%
Centennial Cellular, 8.875% - 2001.................     150,000         150,000

TEXTILES - 3.4%
Pillowtex Corporation, 10.00% - 2006...............     100,000         105,875
Westpoint Stevens,Inc. 9.375% - 2005...............     135,000         141,581
                                                                     ----------
                                                                        247,456

TOBACCO - 2.0%
Dimon, Inc. 8.875% - 2006..........................     135,000         140,738

TRANSPORTATION - 4.6%
Atlas Air, Inc., 12.25% - 2002.....................     175,000         194,250
Teekay Shipping Corporation, 8.32% - 2003..........     135,000         136,350
                                                                     ----------
                                                                        330,600
                                                                     ----------

  Total corporate bonds - 87.5% ...................                   6,297,238

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
PREFERRED STOCKS                                       SHARES          VALUE
--------------------------------------------------------------------------------

BANKS AND CREDIT - 2.7%
California Federal Bank............................       1,750     $   194,250

COMMUNICATIONS - 1.7%
Cablevision Systems................................         514          52,411
K-III Communications...............................      65,100          71,225
                                                                     ----------
                                                                        123,636
                                                                     ----------

  Total preferred stocks - 4.4%....................                     317,886

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.5%
Salomon Brothers Financing, 9.50% -2026............       4,000         105,750
                                                                     ----------

  Total investments - 93.4%........................                   6,720,874
  Cash and other assets, less liabilities - 6.6%...                     473,573
                                                                     ----------
  Total net assets -100.0%.........................                 $ 7,194,447
                                                                     ==========


SECURITY TAX-EXEMPT FUND

MUNICIPAL BONDS
---------------

CIVIC CENTER DEVELOPMENT REVENUE - 1.1%
District of Columbia Redevelopment Washington D.C.
  Sports Arena 5.40% - 2000 .......................  $  250,000     $   250,938

EDUCATION REVENUE - 29.7%
Illinois Chicago School, Series A, 4.90% - 2005....  $1,000,000         990,000
Iowa Higher Education, St. Ambrose, 5.75% - 2011...  $  480,000         466,200
Island County Washington School District South
  Whidbey, 6.75% - 2007 ...........................  $1,000,000       1,153,460
Federal Way, Washington School District,
  4.80% - 2007.....................................  $1,000,000         977,500
Mukwanago, Wisconsin School District, 5.00% - 2004.  $  500,000         506,250
North Brunswick Township, New Jersey Board of
  Education, 6.30% - 2013..........................  $1,000,000       1,071,250
Northfield, Minnesota School District #659,
  4.80% - 2007 ....................................  $  500,000         493,125
Vigo County Indiana Middle School Building
  Corporation, 5.80% - 2013 .......................  $1,000,000       1,012,500
                                                                     ----------
                                                                      6,670,285


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITY REVENUE - 19.4%
Georgia Municipal Electric Authority, 5.25% - 2025. $1,000,000 $ 947,500 Massachusetts Municipal Wholesale Electric Company
Power Supply System, Series B, 6.625% - 2004.......   1,200,000       1,296,000
Nebraska Public Power District Revenue, Series A,
  6.25% - 2022.....................................   1,000,000       1,038,750
Washington Public Power Supply System Revenue
  Nuclear Project #2, 6.30% - 2012.................   1,000,000       1,075,000
                                                                     ----------
                                                                      4,357,250

GENERAL OBLIGATION - 12.7%
Clark County, Nevada School District, Series A,
  5.50% - 2016.....................................   1,000,000       1,000,000
Dade County Florida, 5.75% - 2001..................   1,000,000       1,048,750
State of Illinois, 6.10% - 2003....................     750,000         802,500
                                                                     ----------
                                                                      2,851,250

POLLUTION CONTROL - 4.5%
Kansas City, Kansas General Motors Corporation
  Project, 5.45% - 2006............................   1,000,000       1,015,000

PORTS & HARBORS - 2.3%
Kansas City, Missouri Port Authority Riverfront
  Park, 5.75% - 2005...............................     500,000         516,250

SALES TAX REVENUE - 4.4%
Los Angeles, California, 5.625% - 2018.............   1,000,000         996,250

SEWER REVENUE - 19.0%
DuPage County, Illinois Stormwater Project
  Refunding, 5.60% - 2021..........................   1,000,000       1,016,250
Houston, Texas Water & Sewer System Revenue,
  Series A, 6.20% - 2020...........................   1,000,000       1,048,750
King County Washington Sewer Revenue, Series A,
  6.25% - 2034.....................................   1,000,000       1,053,750
Los Angeles, CA Wastewater System Revenue,
  6.00% - 2014.....................................   1,100,000       1,138,500
                                                                     ----------
                                                                      4,257,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

VARIOUS PURPOSE REVENUE - 4.5%
Denver Metropolitan Major League Baseball Stadium
  Project, 4.00% - 1999............................  $1,000,000     $   996,250
                                                                     ----------

  Total investments - 97.6%........................                  21,910,723
  Cash and other assets, less liabilities - 2.4%...                     538,848
                                                                     ----------
  Total net assets - 100.0%........................                 $22,449,571
                                                                     ==========

SECURITY CASH FUND

COMMERCIAL PAPER
----------------

BEVERAGES - 1.0%
PepsiCo, Inc., 5.48%, 7-7-97.......................  $  500,000     $   499,543

BROKERAGE - 9.9%
Bear Stearns Companies, Inc., 5.57%, 7-8-97........   2,300,000       2,297,509
Merrill Lynch & Company, Inc.,.....................   2,252,000
  5.53%, 7-3-97....................................                   1,421,563
  5.56%, 7-7-97....................................                      99,907
  5.55%, 7-10-97...................................                     414,424
  5.58%, 8-8-97....................................                     102,394
  5.59%, 9-29-97...................................                     209,037
                                                                     ----------
                                                                      4,544,834

BUSINESS SERVICES - 6.5%
A1 Credit Corporation, 5.48%, 7-7-97...............   1,000,000         999,087
General Electric Capital Corporation, 5.54%, 8-8-97   2,000,000       1,988,304
                                                                     ----------
                                                                      2,987,391

COMBINATION GAS & ELECTRIC - 9.6%
Dayton Power & Light Company, 5.56%, 7-15-97.......   2,200,000       2,195,243
Pacific Gas & Electric Company 5.56%, 7-21-97......   2,000,000       1,993,822
South Carolina Electric & Gas Company,
  5.52%, 7-18-97...................................     250,000         249,348
                                                                     ----------
                                                                      4,438,413

COMPUTER SYSTEMS - 2.6%
International Business Machines Corporation,
  5.50%, 7-14-97...................................   1,200,000       1,197,617


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - 15.6%
Alabama Power Company, 5.55%, 7-11-97..............  $  100,000     $    99,846
Carolina Power & Light Company, 5.53%, 7-29-97.....   1,380,000       1,374,064
Idaho Power Company, 5.53%, 7-21-97................     915,000         912,189
Interstate Power Company,..........................   2,037,000
  5.53%, 7-9-97....................................                     998,771
  5.55%, 7-9-97....................................                      99,877
  5.55%, 7-9-97....................................                     236,708
  5.55%, 8-19-97...................................                     694,712
New England Power Company, 5.57%, 7-14-97..........     638,000         636,717
Progress Capital Holdings, Inc.,...................   2,150,000
  5.54%, 7-11-97...................................                     698,923
  5.5%, 7-11-97....................................                     199,691
  5.55%, 7-17-97...................................                   1,246,917
                                                                     ----------
                                                                      7,198,415

ELECTRONICS - 3.7%
AVNET, Inc., 5.57%, 8-11-97........................   1,700,000       1,689,217

ENGINEERING - 4.8%
Fluor Corporation, 5.54%, 7-31-97..................   2,200,000       2,189,843

INSURANCE - 2.7%
AIG Funding, Inc., 5.48%, 7-3-97...................   1,240,000       1,239,622

MANUFACTURING - 4.3%
Eaton Corporation, 5.55%, 7-25-97..................   2,000,000       1,992,600

NATURAL GAS - 2.8%
LaClede Gas Company, 5.52%, 7-10-97................   1,300,000       1,298,206

PHARMACEUTICALS - 3.6%
Allergan, Inc.,....................................   1,685,000
  5.56%, 7-22-97...................................                     598,054
  5.55%, 8-5-97....................................                   1,079,146
                                                                     ----------
                                                                      1,677,200

PHOTOGRAPH/IMAGING - 4.7%
Eastman Kodak Company,.............................   2,170,000
  5.50%, 7-18-97...................................                     668,260
  5.50%, 7-30-97...................................                   1,493,354
                                                                     ----------
                                                                      2,161,614

TELECOMMUNICATIONS - 4.5%
Pacific Bell, 5.60%, 7-11-97.......................   2,100,000       2,096,733
                                                                     ----------
  Total commercial paper - 76.3%...................                  35,211,248

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITES)


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
U.S. GOVERNMENT & AGENCIES                            AMOUNT           VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGES - 15.2%
  5.90%, 7-8-98....................................  $2,000,000     $ 2,000,000
  6.13%, 4-17-98...................................   1,000,000       1,000,000
  5.87%, 1-30-98...................................   2,000,000       2,000,000
  5.63%, 3-30-98...................................   2,000,000       2,000,000
                                                                     ----------
                                                                      7,000,000

SMALL BUSINESS ASSOCIATION POOLS - 11.7%
  #501927, 6.75%, 20171............................   1,832,168       1,849,477
  #501398, 6.125%, 20182...........................     929,169         932,654
  #503152, 6.125%, 20202...........................     919,524         919,524
  #503295, 6.00%, 20212............................     813,286         813,794
  #503303, 6.00%, 20212............................     861,133         861,671
                                                                     ----------
                                                                      5,377,120

  Total U.S. government & agencies - 26.9%.........                  12,377,120
                                                                     ----------
  Total investments - 103.2%.......................                  47,588,368
  Liabilities in excess of cash & other
     assets - (3.2%)...............................                  (1,496,109)
                                                                     ----------
  Total net assets - 100%..........................                 $46,092,259
                                                                     ==========

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and book purposes.

CMO - (Collateralized Mortgage Obligation)

(1)  Varible rate security which may be reset the first of each month.

(2)  Variable rate security which may be reset the first of each quarter.

(3) Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

(4) Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
  $63,108,877, $8,188,786, $5,862,720,
  $6,495,108, $21,466,535 and
  $12,377,120, respectively).............  $63,416,718     $8,252,418     $5,924,292     $6,720,874     $21,910,723     $12,377,120
Commercial paper, at amortized cost which
  approximates market value..............                                                                                35,211,248
Cash.....................................      662,349         24,189         95,820        346,845         152,424         246,222
Receivables:
  Fund shares sold.......................      249,653         10,694          8,339            476             286         174,044
  Securities sold........................      539,076            ---        107,815            ---             ---         163,954
  Interest...............................    1,127,654        137,735        120,483        136,937         398,814         218,399
  Prepaid expenses.......................       15,350         16,047         16,129            823          12,300          44,888
                                            ----------      ---------      ---------      ---------      ----------      ----------
    Total assets.........................  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Securities purchased ................  $       ---     $      ---     $      ---     $      ---     $       ---     $ 2,000,000
    Fund shares redeemed.................       50,865         65,955          5,000            ---           4,801          89,882
    Dividends payable to shareholders....          ---            ---            ---            ---             ---         197,852
  Other Liabilities:
    Management fees......................       28,063            ---            ---            ---           9,543          26,214
    Custodian fees.......................          ---          3,173          3,041            ---             ---           2,488
    Transfer and administration fees.....       13,713          2,184            919            841           2,972          11,775
    Professional fees....................        5,668            ---          2,299          1,771           1,411           4,979
    12b-1 distribution plan fees.........       18,702          2,263          1,882          3,479           1,067             ---
    Miscellaneous fees...................        3,858          1,472          1,099          5,417           5,182          10,426
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Total liabilities..................      120,869         75,047         14,240         11,508          24,976       2,343,616

Net Assets:
  Paid in capital........................   79,186,608      9,253,172      6,269,515      6,971,265      23,419,310      46,092,259
  Undistributed net investment income
    (loss)...............................       54,741         11,328          9,795          1,076           7,394             ---
  Accumulated undistributed net realized
    gain (loss)on sale of investments....  (13,659,259)      (962,096)       (82,244)        (3,660)     (1,421,321)            ---
  Net unrealized appreciation
    (depreciation)in value of investments      307,841         63,632         61,572        225,766         444,188             ---
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Net assets.........................   65,889,931      8,366,036      6,258,638      7,194,447      22,449,571      46,092,259
                                            ----------      ---------      ---------      ---------      ----------      ----------
        Total liabilities and net assets.  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

CLASS "A" SHARES
  Capital shares outstanding.............    8,605,563      1,633,517        530,358        261,532       2,174,152      46,092,259
  Net assets.............................  $58,539,150     $7,636,561     $5,366,418     $4,071,017     $21,191,750     $46,092,259
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.80          $4.67         $10.12         $15.57           $9.75           $1.00
  Add: Selling commission (4.75% of the
    offering price)......................         0.34           0.23           0.50           0.78            0.49             ---
                                            ----------     ----------     ----------     ----------      ----------      ----------
  Offering price per share (net asset
    value divided by 95.25%).............        $7.14          $4.90         $10.62         $16.35          $10.24           $1.00
                                            ==========     ==========     ==========     ==========      ==========      ==========

CLASS "B" SHARES
  Capital shares outstanding.............    1,074,782        156,272         88,394        200,907         128,842             ---
  Net assets.............................  $ 7,350,781     $  729,475     $  892,220     $3,123,430     $ 1,257,821             ---
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.84          $4.67         $10.09         $15.55           $9.76             ---
                                            ==========     ==========     ==========     ==========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends..............................  $       ---      $    ---       $    ---       $ 14,812       $    ---        $      ---
  Interest...............................    2,740,937       316,292        227,482        270,997        604,384         1,363,485
                                            ----------       -------        -------        -------        -------         ---------
    Total investment income..............    2,740,937       316,292        227,482        285,809        604,384         1,363,485

EXPENSES:
  Management fees........................      175,787        21,048         14,800         16,877         57,082           122,068
  Custodian fees.........................       11,666         1,475          1,172            545            641             3,796
  Transfer/maintenance fees..............       53,657         9,072          2,482          1,153          7,780            59,549
  Administration fees....................       31,641         3,788          2,664          2,826         10,275            10,986
  Directors' fees........................        3,719           477            222            145          4,873             4,751
  Professional fees......................        3,320         2,315          2,801          3,571          2,881             2,976
  Reports to shareholders................        2,889           528            254             29          1,157             4,462
  Registration fees......................       12,490           261          1,633         12,827         12,102             1,493
  Other expenses.........................        4,809           743            670            851          1,404             4,699
  12b-1 distribution plan fees...........      114,982        13,054         10,684         18,645          6,289               ---
                                            ----------       -------        -------        -------        -------         ---------
                                               414,960        52,761         37,382         57,469        104,484           214,780

Less:  Earnings credits applied..........          ---           ---           (922)           ---           (641)              ---
       Reimbursement of expenses.........       (8,429)      (21,048)       (14,800)       (16,877)        (1,279)              ---
                                            ----------       -------        -------        -------        -------         ---------
         Total expenses..................      406,531        31,713         21,660         40,592        102,564           214,780
                                            ----------       -------        -------        -------        -------         ---------
           Net investment income.........    2,334,406       284,579        205,822        245,217        501,820         1,148,705

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the
    period on:
      Investments........................   (1,302,331)       16,281        (12,680)        32,925         56,566               ---
  Net change in unrealized appreciation
    (depreciation) during the period on:
      Investments........................      510,568       (97,957)        (1,978)        78,699         (7,665)              ---
                                            ----------       -------        -------        -------        -------         ---------
        Net gain (loss)..................     (791,763)      (81,676)       (14,658)       111,624         48,901               ---
                                            ----------       -------        -------        -------        -------         ---------
        Net increase in net assets
          resulting from operations......  $ 1,542,643      $202,903       $191,164       $356,841       $550,721        $1,148,705
                                            ==========       =======        =======        =======        =======         =========

                            See accompanying notes.
                                       17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income....................  $ 2,334,406    $   284,579     $  205,822     $  245,217     $   501,820     $ 1,148,705
Net realized gain (loss).................   (1,302,331)        16,281        (12,680)        32,925          56,566             ---
Unrealized appreciation (depreciation)
  during the period......................      510,568        (97,957)        (1,978)        78,699          (7,665)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase in net assets
      resulting from operations..........    1,542,643        202,903        191,164        356,841         550,721       1,148,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A ...............................   (2,065,526)      (253,835)      (169,955)      (139,147)       (480,210)     (1,148,705)
  Class B................................     (214,139)       (19,574)       (26,072)      (105,715)        (19,775)            ---

Net realized gain
  Class A ...............................          ---            ---            ---            ---             ---             ---
  Class B ...............................          ---            ---            ---            ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to
      shareholders.......................   (2,279,665)      (273,409)      (196,027)      (244,862)       (499,985)     (1,148,705)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    2,847,618        488,692      1,049,826      1,196,616         292,969     126,053,217
  Class B................................    2,095,075        116,369        186,411        255,623          43,996             ---
Dividends reinvested
  Class A................................    1,557,138        210,311        151,594        139,098         276,810       1,096,379
  Class B................................      196,736         16,786         26,072        105,715          13,490             ---
Shares redeemed
  Class A................................  (18,556,565)    (1,033,432)      (770,958)      (112,283)     (2,729,189)   (126,388,061)
  Class B................................   (2,176,694)       (59,583)       (78,353)        (1,407)       (313,744)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease)from
      capital share transactions.........  (14,036,692)      (260,857)       564,592      1,583,362      (2,415,668)        761,535
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Total increase (decrease)
          in net assets..................  (14,773,714)      (331,363)       559,729      1,695,341      (2,364,932)        761,535

NET ASSETS:

Beginning of period......................   80,663,645      8,697,399      5,698,909      5,499,106      24,814,503      45,330,724
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $65,889,931    $ 8,366,036     $6,258,638     $7,194,447     $22,449,571     $46,092,259
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period .........................      $54,741        $11,328         $9,795         $1,076          $7,394            $---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A............................      418,427        104,439        104,775         78,338          30,148     126,053,217
      Class B............................      307,492         25,092         18,521         16,649           4,522             ---
    Dividends reinvested
      Class A............................      230,231         45,284         15,099          9,033          28,713       1,096,379
      Class B............................      167,775          3,617          2,602          6,871           1,397             ---
    Shares redeemed
      Class A ...........................   (2,724,117)      (221,050)       (76,428)        (7,307)       (282,449)   (126,388,061)
      Class B............................     (319,394)       (12,765)        (7,820)           (92)        (32,347)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,919,586)       (55,383)        56,749        103,492        (250,016)        761,535
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:

Net investment income....................  $ 5,712,167    $   685,751     $  351,230     $  151,652     $ 1,153,538     $ 2,158,130
Net realized gain (loss).................   (1,347,012)       182,946        (46,509)       (36,585)         56,324             ---
Unrealized appreciation (depreciation)
  during the period......................   (5,522,985)      (735,463)      (186,260)       147,067        (671,331)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
Net increase (decrease) in net assets
  resulting from operations..............   (1,157,830)       133,234        118,461        262,134         538,531       2,158,130

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A................................   (5,393,982)      (655,579)      (304,962)       (79,996)     (1,107,445)     (2,158,130)
  Class B................................     (343,417)       (32,686)       (47,156)       (70,935)        (44,319)            ---
Tax return of capital
  Class A................................          ---            ---         (5,684)           ---             ---             ---
  Class A................................          ---            ---           (879)           ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to shareholders..   (5,737,399)      (688,265)      (358,681)      (150,931)     (1,151,764)     (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    8,731,109      1,930,782      2,444,146      2,644,208       1,613,431     310,586,017
  Class B................................    3,464,361        375,419        269,401      2,611,381         579,929             ---
Dividends Reinvested
  Class A................................    4,241,649        543,532        284,749         79,998         626,193       1,969,086
  Class B................................      304,987         26,151         47,452         70,935          31,495             ---
Cost of shares redeemed
  Class A................................  (26,834,054)    (3,998,800)      (913,142)           (48)     (3,379,177)   (305,382,279)
  Class B................................   (1,793,517)      (286,899)      (267,281)       (18,571)       (260,053)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease) from capital
      share transactions.................  (11,885,465)    (1,409,815)     1,865,325      5,387,903        (788,182)      7,172,824
                                            ----------     ----------      ---------      ---------      ----------      ----------
      Total increase (decrease) in net
        assets...........................  (18,780,694)    (1,964,846)     1,625,105      5,499,106      (1,401,415)      7,172,824

NET ASSETS:

Beginning of period......................   99,444,339     10,662,245      4,073,804            ---      26,215,918      38,157,900
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $80,663,645    $ 8,697,399     $5,698,909     $5,499,106     $24,814,503     $45,330,724
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period..........................  $       ---    $       158     $      ---     $      721     $     5,559     $       ---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A ...........................    1,257,439        408,653        236,285        176,201         167,132     310,586,017
      Class B............................      497,238         79,022         25,885        174,028          59,521             ---
    Dividends reinvested
      Class A............................      608,432        115,124         27,590          5,270          65,031       1,969,086
      Class B............................       43,584          5,533          4,593          4,677           3,268             ---
    Shares redeemed
      Class A............................   (3,860,010)      (845,356)       (88,496)            (3)       (350,952)   (305,382,279)
      Class B............................     (256,329)       (61,304)       (25,864)        (1,226)        (27,117)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,709,646)      (298,328)       179,993        358,947         (83,117)      7,172,824
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


CORPORATE BOND SERIES (CLASS A)                                      FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(D)(H)      1996(D)(F)      1995(D)(F)         1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.87           $7.39           $6.68           $7.81           $7.72           $7.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.233           0.470           0.470           0.490           0.520           0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.076)         (0.517)          0.708          (1.127)          0.521           0.044
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.157          (0.047)          1.178          (0.637)          1.041           0.654

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.227)         (0.473)         (0.468)         (0.493)         (0.527)         (0.614)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)            ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.227)         (0.473)         (0.468)         (0.493)         (0.951)         (0.614)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.80           $6.87           $7.39           $6.68           $7.81           $7.72
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.35%          (0.50%)         18.20%          (8.30%)         13.40%           9.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $58,539         $73,360         $93,701         $90,593        $118,433        $104,492
Ratio of Expenses to Average Net
  Assets............................          1.08%           1.01%           1.02%           1.01%           1.02%           1.01%
Ratio of Net Income (Loss) to
  Average Net Assets................          6.72%           6.54%           6.62%           6.91%           6.46%           7.97%
Portfolio Turnover Rate.............           165%            292%            200%            204%            157%             61%


CORPORATE BOND SERIES (CLASS B)                               FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(B)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.90          $ 7.43          $ 6.71          $ 7.84           $8.59

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.195           0.400           0.400           0.430           0.110
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.053)         (0.517)          0.725          (1.129)         (0.324)
                                      -------------   -------------   -------------   -------------   -------------

  Total from Investment Operations..          0.142          (0.117)          1.125          (0.699)         (0.214)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.202)         (0.413)         (0.405)         (0.431)         (0.112)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............         (0.202)         (0.413)         (0.405)         (0.431)         (0.536)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.84           $6.90           $7.43           $6.71           $7.84
                                      =============   =============   =============   =============   =============

TOTAL RETURN(A).....................          2.12%          (1.40%)         17.30%          (9.00%)         (2.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,351          $7,303          $5,743          $3,878          $1,022
Ratio of Expenses to Average Net
  Assets............................          1.85%           1.85%           1.85%           1.85%           1.88%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.94%           5.70%           5.80%           6.08%           5.16%
Portfolio Turnover Rate.............           165%            292%            200%            204%            164%

                            See Accompanying Notes.
                                       20

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


U.S. GOVERNMENT SERIES (CLASS A)                                     FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.04           $5.17

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.160           0.310           0.300           0.300           0.310           0.370
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.047)         (0.256)          0.620          (0.621)          0.274          (0.126)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.113           0.054           0.920          (0.321)          0.584           0.244

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.153)         (0.314)         (0.300)         (0.299)         (0.310)         (0.366)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)            ---
Return of Capital...................            ---             ---             ---             ---             ---          (0.008)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.153)         (0.314)         (0.300)         (0.299)         (0.654)         (0.374)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97           $5.04
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.47%           1.30%          21.90%          (6.50%)         10.90%           5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,637          $8,036         $10,080          $8,309         $10,098          $9,364
Ratio of Expenses to Average Net
  Assets............................          0.55%           0.65%           1.11%           1.10%           1.10%           1.11%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.67%           6.44%           6.41%           6.47%           5.90%           7.22%
Portfolio Turnover Rate.............            25%             75%             81%            220%            153%            157%


U.S. GOVERNMENT SERIES (CLASS A)                             FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)       1993(B)(C)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.120           0.250           0.260           0.260           0.040
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.027)         (0.254)          0.625          (0.624)         (0.193)
                                      -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.093          (0.004)          0.885          (0.364)         (0.153)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.133)         (0.256)         (0.265)         (0.256)         (0.043)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)
Return of Capital...................            ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.133)        (0.2560)         (0.265)         (0.256)         (0.387)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97
                                      =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.03%          (0.02%)         20.90%          (7.40%)         (1.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)           $729            $661            $582            $321            $140
Ratio of Expenses to Average Net
  Assets............................          1.52%           1.86%           1.87%           1.85%           1.61%
Ratio of Net Income (Loss) to
  Average Net Assets................          4.70%           5.23%           5.69%           5.76%           5.54%
Portfolio Turnover Rate.............            25%             75%             81%            220%            114%

                            See accompanying notes.
                                       21

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


LIMITED MATURITY BOND SERIES (CLASS A)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $10.14           $ 10.66          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.354             0.720            0.620
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.037)           (0.507)           0.652
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.317             0.213            1.272

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.337)           (0.720)          (0.612)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.013)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.337)           (0.733)          (0.612)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.12            $10.14           $10.66
                                       =============     =============    =============

TOTAL RETURN (A)....................           3.20%             2.10%           13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $5,366            $4,938           $3,322
Ratio of Expenses to Average Net
  Assets............................           0.63%             0.90%            0.84%
Ratio of Net Income (Loss) to
  Average Net Assets ...............           7.08%             6.97%            5.97%
Portfolio Turnover Rate.............             79%              105%               4%


LIMITED MATURITY BOND SERIES (CLASS B)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 10.14           $ 10.67           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.290             0.630            0.530
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.044)           (0.524)           0.664
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.246             0.106            1.194

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.296)           (0.624)          (0.524)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.012)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.296)           (0.636)          (0.524)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.09            $10.14           $10.67
                                       =============     =============    =============

TOTAL RETURN (A)....................           2.49%             1.10%           12.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)            $892              $761             $752
Ratio of Expenses to Average Net
  Assets............................           1.53%             1.88%            1.71%
Ratio of Net Income (Loss) to
  Average Net Assets................           6.23%             5.99%            5.12%
Portfolio Turnover Rate ............             79%              105%               4%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


HIGH YIELD SERIES (CLASS A)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.610             0.450
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.259             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.869             0.770

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.619)           (0.450)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.619)           (0.450)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.57            $15.32
                                      =============     =============
TOTAL RETURN (A)....................          5.79%             5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $4,701            $2,780
Ratio of Expenses to Average Net
  Assets............................          0.90%             1.54%
Ratio of Net Income (Loss) to Average
  Net Assets........................          8.21%             7.47%
Portfolio Turnover Rate.............            58%              168%


HIGH YIELD SERIES (CLASS B)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.550             0.410
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.237             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.787             0.730

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.557)           (0.410)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.557)           (0.410)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.55            $15.32
                                      =============     =============

TOTAL RETURN (A)....................          5.24%             4.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $3,123            $2,719
Ratio of Expenses to Average Net
  Assets............................          0.88%             2.26%
Ratio of Net Income (Loss) to
  Average Net Assets................          3.63%             6.74%
Portfolio Turnover Rate.............            58%              168%

                            See accompanying notes.
                                       23

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY TAX-EXEMPT FUND (CLASS A)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993           1992
                                      ----------------   -------------   -------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.72             $9.94           $9.05         $10.37         $10.06          $9.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.220             0.450           0.480          0.470          0.510          0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.026            (0.215)          0.891         (1.317)         0.702          0.092
                                       -------------     -------------   -------------   ------------   ------------   ------------
Total from Investment Operations....           0.246             0.235           1.371         (0.847)         1.212          0.702

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.216)           (0.455)         (0.481)        (0.473)        (0.514)        (0.612)
Distributions (from Capital Gains)..             ---               ---             ---            ---         (0.388)           ---
                                       -------------     -------------   -------------   ------------   ------------   ------------
  Total Distributions...............          (0.216)           (0.455)         (0.481)        (0.473)        (0.902)        (0.612)
                                       -------------     -------------   -------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.75             $9.72           $9.94          $9.05         $10.37         $10.06
                                       =============     =============   =============   ============   ============   ============

TOTAL RETURN (A)....................           2.58%             2.50%          15.50%         (8.30%)        11.60%          7.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $21,192           $23,304         $25,026        $24,092        $32,115        $28,608
Ratio of Expenses to Average
  Net Assets........................           0.84%             0.78%           0.86%          0.82%          0.82%          0.84%
Ratio of Net Income (Loss) to
  Average Net Assets................           4.46%             4.67%           5.02%          4.74%          4.92%          6.07%
Portfolio Turnover Rate.............              4%               54%            103%            88%           118%            90%


SECURITY TAX-EXEMPT FUND (CLASS B)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)     1994(C)         1993(B)
                                      ----------------   -------------   -------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.73             $9.95           $9.05         $10.37         $10.88

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.160             0.330           0.370          0.350          0.100
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.023            (0.215)          0.902         (1.321)        (0.128)
                                       -------------     -------------   -------------   ------------   ------------
  Total from Investment Operations..           0.183             0.115           1.272         (0.971)        (0.028)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.153)           (0.335)         (0.372)        (0.349)        (0.094)
Distributions (from Capital
  Gains)............................             ---               ---             ---            ---         (0.388)
                                       -------------     -------------   -------------   ------------   ------------
    Total Distributions.............          (0.153)           (0.335)         (0.372)        (0.349)        (0.482)
                                       -------------     -------------   -------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.76             $9.73           $9.95          $9.05         $10.37
                                       =============     =============   =============   ============   ============

TOTAL RETURN (A)....................           1.91%             1.20%           14.3%         (9.50%)        (0.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $1,258            $1,510          $1,190           $760           $106
Ratio of Expenses to Average Net
  Assets............................           2.01%             2.01%           2.00%          2.00%          2.89%
Ratio of Net Income (Loss) to
  Average Net Assets................           3.29%             3.44%           3.90%          3.50%          2.71%
Portfolio Turnover Rate.............              4%               54%            103%            88%            90%

                            See accompanying notes.
                                       24

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY CASH FUND                                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.023           0.450           0.049           0.033           0.023           0.028
Net Gain (Loss) on Securities
  (realized & unrealized)...........            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total from Investment Operations....          0.023           0.045           0.049           0.033           0.023           0.028

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income............................         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
Distributions (from Capital Gains)..            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.36%           4.60%           5.00%           3.40%           2.40%           2.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $46,092         $45,331         $38,158         $58,102         $71,870         $56,694
Ratio of Expenses to Average Net
  Assets............................          0.88%           1.01%           1.00%           0.96%           1.00%           1.00%
Ratio of Net Income (Loss) to
  Average Net Assets................          2.30%           4.47%           5.00%           3.24%           2.28%           2.75%
Portfolio Turnover Rate.............            ---             ---             ---             ---             ---             ---

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:


                                     1992      1993      1994      1995      1996      1997
                                     ----      ----      ----      ----      ----      ----
     Corporate Bond      Class B     ---       ---       2.00%     2.19%     2.05%     2.08%
     U.S. Government     Class A     1.20%     1.20%     1.20%     1.22%     1.17%     0.96%
                         Class B     ---       1.75%     2.91%     3.70%     3.26%     1.93%
     Limited Maturity    Class A     ---       ---       ---       1.04%     1.40%     1.13%
        Bond             Class B     ---       ---       ---       2.12%     2.60%     2.03%
     High Yield          Class A     ---       ---       ---       ---       2.11%     1.43%
                         Class B     ---       ---       ---       ---       2.83%     2.30%
     Tax-Exempt          Class A     ---       ---       ---       0.86%     0.78%     0.84%
                         Class B     ---       ---       2.32%     2.45%     2.19%     2.01%
     Cash                            1.03%     1.03%     ---       1.04%     1.01%     ---

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage maounts for period have been annualized, except for total return.

(f) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:


                                           1995      1996      1997
                                           ----      ----      ----
          Corporate Bond       Class A     1.02%     1.01%     ---
                               Class B     1.85%     1.85%     ---
          U.S. Government      Class A     1.10%     0.64%     ---
                               Class B     1.85%     1.85%     ---
          Limited Maturity     Class A     0.81%     0.87%     0.60%
             Bond              Class B     1.65%     1.85%     1.50%
          Tax-Exempt           Class A     0.85%     0.77%     0.83%
                               Class B     2.00%     2.00%     2.00%
          Cash Fund                        1.00%     1.00%     0.88%

(g) Security High Yield Bond Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Unaudited figures for the six months ended June 30, 1997. Percentage amounts for the period have been annualized, except for total return.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based upon the net asset value of each series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of Income Funds' and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     B. OPTIONS - The High Yield bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate d with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis.Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Bond Series whose fees are .60 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended June30, 1997, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Bond Series until December 31, 1997. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges
(CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended June30, 1997, in the amounts presented below:

                                   CORPORATE        U.S.        LIMITED      HIGH        TAX-
                                     BOND        GOVERNMENT     MATURITY     YIELD      EXEMPT
                                    SERIES         SERIES        SERIES      SERIES      FUND
                                   ---------     ----------     --------     ------     ------

SDI underwriting     (Class A)      $ 3,171        $1,992        $1,258      $  252     $1,318
CDSC                 (Class B)      $ 7,418        $1,365        $  168      $   25     $  267
Broker/Dealer        (Class A)      $ 7,618        $8,315        $5,337      $1,327     $5,666
Broker/Dealer        (Class B)      $29,092        $4,298        $6,698      $9,970     $1,870

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                  CORPORATE      U.S.       LIMITED       HIGH          TAX-
                    BOND      GOVERNMENT    MATURITY      YIELD        EXEMPT
                   SERIES       SERIES       SERIES       SERIES        FUND
                  ---------   ----------    --------      ------       ------
Purchases       $55,179,626   $2,115,282   $2,951,143   $3,241,098   $1,003,130
Proceeds from
    sales       $66,779,015   $2,310,448   $2,137,828   $1,683,875   $3,009,341

4.    FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation)as of June 30, 1997, were as follows:

                     CORPORATE        U.S.     LIMITED      HIGH         TAX-
                       BOND       GOVERNMENT   MATURITY     YIELD       EXEMPT
                      SERIES        SERIES      SERIES      SERIES       FUND
                     ---------    ----------   --------     ------      ------
Gross unrealized
  appreciation       $ 685,094    $ 93,423     $ 84,357    $229,047    $493,541
Gross unrealized
  depreciation        (377,253)    (29,791)     (22,785)     (3,281)    (49,353)
                      --------     -------      -------     -------     -------
Net unrealized
  appreciation       $ 307,841    $ 63,632     $ 61,572    $225,766    $444,188

5.SHAREHOLDER'S MEETING.

     The Board of Directors of Security Income Fund approved a change in the name of one of the existing series of the Fund from Global Aggressive Bond Series to Global High Yield Series to more fully reflect the investment objectives of the Series. The name change was effective May 1, 1997. The Global High Yield Series, formerly Global Aggressive Bond Series, is now offered by a separate prospectus. In addition, its annual and semi-annual reports are also presented as part of a separate document from the report for the rest of the Income Fund Series.

     A special meeting of the stockholders of the Global Aggressive Bond Series of Security Income Fund was held on April 28, 1997. At this meeting, shareholders voted to approve a new investment advisory contract which replaced Security Management Company, LLC as investment manager to the Fund with MFR Advisors, Inc.. In addition, shareholders also voted to approve a new sub-advisory contract between MFR Advisors, Inc. and Lexington Management Corporation. The total number of eligible votes were 489,633. The results of the votes are as follows: 463,099 in favor, 0 votes against and 1,508 votes abstained.

THIS PAGE LEFT BLANK INTENTIONALLY

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
  *  Equity Series
  *  Global Series
  *  Asset Allocation Series
  *  Social Awareness Series
  *  Value Series
Security Ultra Fund
Security Income Fund
  *  Corporate Bond Series
  *  U.S. Government Series
  *  Limited Maturity Bond Series
  *  High Yield Series
Security Tax-Exempt Fund
Security Cash Fund

     This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen (Income Fund only)
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Maria Fiorini Ramirez (Income Fund only)
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Jane A. Tedder, Vice President
Barbara J. Davison, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                        BULK RATE
700 SW Harrison St.                                               U.S. POSTAGE
Topeka, KS 66636-0001                                                 PAID
(785) 431-3112                                                  SECURITY BENEFIT
(800) 888-2461

MFR
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997


*MFR EMERGING MARKETS TOTAL RETURN SERIES

*MFR GLOBAL ASSET ALLOCATION SERIES

*MFR GLOBAL HIGH YIELD SERIES




[MFR LOGO] MFR Advisors, Inc.

[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

MANAGER'S COMMENTARY
JUNE 30, 1997

MFR EMERGING MARKETS TOTAL RETURN

Dear Shareholders:

Welcome to the MFR Emerging Markets TotalReturnFund. The Fund seeks to maximize total return by investing primarily in a portfolio of emerging market equity and fixed income securities. With many of the fastest growing economies in the world located in emerging countries, we believe that these markets represent exciting investment opportunities. In allocating the Fund's assets, the investment adviser, MFR Advisors, Inc., uses the proprietary macroeconomic research of Maria Fiorini Ramirez, Inc. (MFR), the parent company of MFR Advisors, Inc. For many years, MFR has been providing global economic research to financial institutions around the world, and we are now pleased to be able to offer our investment insights through the MFR mutual funds.

Countries considered emerging markets have tremendous growth potential. With their inexpensive labor forces, they have attracted, and will continue to attract, direct investment in plant and equipment from many of the world's largest manufacturers. As these countries grow, they tend to upgrade their infrastructures, including their telephone systems, roads, railways and utilities. State-owned monopolies in many of these industries have been privatized and many represent excellent investment opportunities. As you can see in the attached portfolio, the Fund owns a number of telecommunication and other infrastructure type investments.

The Fund currently also has a high percentage (approximately 38% of net assets) of its portfolio invested in the sovereign debt of emerging market countries. This portion of the Fund provides a steady stream of high income and also has significant upside potential. As countries' economies expand and governments start putting their fiscal houses in order, the credit rating of their debt may, in many cases, be upgraded. We have seen a good number of upgrades in recent years and we believe this trend will continue.

Looking ahead, we see a volatile second half for 1997, which should provide some good buying opportunities. Speculative selling pressures combined with either poor economic fundamentals and/or currency overvaluation to force the effective devaluations of the Thai Baht, Czech Koruna and the Philippine Peso. As of the writing of this letter, there were also heavy selling pressures on the Indonesian Rupiah, Malaysian Ringgit and Polish Zloty. The common theme among these currencies is that they all had "managed levels" set by their governments, as opposed to floating freely against other currencies. In most instances, the governments were using a relatively (and as it turned out, unsustainable) strong currency to mask fundamental problems, either in the economy or in governmental policies. We believe that this string of devaluations will force more freely floating currencies, which in turn, will eventually force sound governmental economic policies. In the long run, this can only be positive for these markets.

In closing, we would like to add that MFR Advisors, Inc. is working for you, the shareholder, and that as your money manager, we welcome your calls regarding your investment.


Maria Fiorini Ramirez            Bruce Jensen
President and CEO                Chief Investment Officer
MFR Advisors, Inc.               MFR Advisors, Inc.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

JUNE 30, 1997


MFR GLOBAL ASSET ALLOCATION

Dear Shareholders:

Welcome to the MFR Global Asset Allocation Fund. The Fund seeks to maximize total return by investing primarily in a globally diverse portfolio of equity and fixed income securities. In allocating the Fund's assets, the investment adviser, MFR Advisors, Inc., uses the proprietary macroeconomic research of Maria Fiorini Ramirez, Inc., (MFR), the parent company of MFR Advisors, Inc. For many years, MFR has been providing global economic research to financial institutions around the world, and we are now pleased to be able to offer our investment insights through the MFR mutual funds.

Our view of the world is a positive one. Increasing globalization and investment in new technology have resulted in strong anti-inflationary forces. Moreover, governments have almost universally adopted strict fiscal discipline and monetary policy makers have shown their commitment to control inflation. All of these factors have led to a healthy environment for both stocks and bonds on a global basis.

Looking forward, we do not see these positive trends ending anytime soon. The labor marketplace has not yet fully absorbed the benefits of globalization, including the addition of the inexpensive workers of former communist countries. Structural problems related to the weakness of the financial system in Japan and labor rigidity in Europe should keep interest rates low, providing ample liquidity to markets. Economic activity continues to expand, and may well pick up a little speed as European growth starts to recover.

Our investment outlook stresses three themes as represented in the attached portfolio. First, and most important, we believe stocks should continue to outperform bonds in this positive economic environment. This has led us to invest approximately 70% of the portfolio (as of the date of this letter) in equities, which we consider an overweight equity position. Second, we believe that high yield bonds (whether foreign or domestic) will continue to outperform high grade, lower yielding fixed income securities. And last, we believe that growth prospects, and therefore investment opportunities, are superior in higher growth nations outside of the G-5 (U.S., Japan, United Kingdom, Germany and France).

In closing, we would like to add that MFR Advisors, Inc. is working for you, the shareholder, and that as your money manager, we welcome your calls regarding your investment.


Maria Fiorini Ramirez             Bruce Jensen
President and CEO                 Chief Investment Officer
MFR Advisors, Inc.                MFR Advisors, Inc.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

JUNE 30, 1997

MFR GLOBAL HIGH YIELD

Dear Shareholders:

MFR Advisors, Inc. would first like to thank the Fund's shareholders for approving our appointment as Investment Adviser to the Fund on April 28, 1997. Since the Fund's inception as Security Global Aggressive Bond Series, MFR Advisors, Inc. has been the Fund's sub-investment adviser. Now named MFR Global High Yield Series, the Fund's investment objective remains unchanged; high current income with capital appreciation as the secondary objective.

The first half of 1997 saw mediocre returns for the global fixed investor. Many of the world's developed government bond markets performed reasonably well. In fact, the average 10-year yield of the G-7 (Germany, France, United Kingdom, Italy, Japan, Canada and the United States) started the year at a 6.02% yield and fell 0.20% (20 basis points) during the first six months of the year. Interestingly, the United States was the only country in the G-7 that experienced a rise in its 10-year yields (.08%). What made global bond returns mediocre for the U.S. investor was the rise in the value of the U.S. dollar versus most European currencies.

The two big anchors of core Europe, Germany and France, remained in the economic doldrums. Constrained by the economic guidelines of the rapidly approaching European Monetary Union (EMU), neither country has the fiscal latitude needed to jump start their economies. This will not change in the near future. This continued anemic economic growth outlook combined with the large short-term investment rate differentials between core Europe and the U.S. (Germany's 3 month interest rates are 2.5% below the U.S.) pushed the U.S. dollar up approximately 11% versus the deutschmark in the first half of 1997. This decline more than offset interest income and bond gains and resulted in the Lehman Brothers Global Bond Index being down 1.58% in the first half of the year.

MFR Global High Yield Series returned 2.18% for the first half of 1997(1). The Fund owed much of its positive return to its investment in dollar denominated high yield bonds. This category includes "BradyBonds", U.S high yield corporate debt and dollar denominated mortgages. All of these high yielding sectors saw their interest rate spreads narrow versus U.S. Treasuries as investors around the world are seeking relatively high yielding securities. With yields in the G-7 countries averaging about 5.8% on June 30, 1997, this comes as no surprise.

We are optimistic about the Fund's return for the second half of this year. The global interest rate environment should remain friendly with subdued inflation being the most important contributor. In addition, we believe that most of the bad news regarding Europe has been priced into the U.S. dollar. These factors combined with a continued flow of funds into the high yield sectors bode well for MFR Global High Yield Series.


Maria Fiorini Ramirez                   Bruce Jensen
President and CEO                       Chief Investment Officer
MFR Advisors, Inc.                      MFR Advisors, Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


EMERGING MARKETS TOTAL RETURN SERIES

                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

ARGENTINA - 2.7%
Telefonica de Argentina S.A. ADR...................          800     $   27,700

BRAZIL - 9.3%
Aracruz Celulose S.A. ADR..........................        1,200         24,450
CESP - Companhia Energetica de Sao Paulo ADR*......        2,000         40,720
Companhia Cervejaria Brama ADR.....................        2,000         30,625
                                                                      ---------
                                                                         95,795

CHILE - 3.3%
Maderas Y Sinteticos S.A. ADR .....................        2,000         33,250

CZECH REPUBLIC - 1.0%
SPT Telecom A.S.*..................................          100         10,493

GREECE - 5.4%
Hellenic Tellecommunication Organization S.A.......        1,100         25,850
Titan Cement Company S.A...........................          600         29,621
                                                                      ---------
                                                                         55,471

HONG KONG - 4.0%
Founder Hong Kong Limited..........................       31,000         21,007
Glorious Sun Enterprises*..........................       42,000         19,923
                                                                      ---------
                                                                         40,930

HUNGARY - 2.3%
Zalakeramia Rt.....................................          600         23,243

INDONESIA - 2.8%
PT Ramayana Lestari Sentosa*.......................       10,000         28,789

MEXICO - 7.9%
Cemex S.A. de C.V. (CI.B)..........................        5,000         24,075
Grupo Casa Autrey S.A. de C.V. ADR.................        1,200         24,375
Grupo Industrial Maseca S.A. de C.V. ADR...........        2,000         33,000
                                                                      ---------
                                                                         81,450

PHILIPPINES - 2.4%
C & P Homes, Inc...................................       65,000         24,397

SINGAPORE - 5.3%
Clipsal Industries Ltd.............................        7,000         24,780
Want Want Holdings*................................        9,000         29,880
                                                                      ---------
                                                                         54,660

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
COMMON STOCKS                                          SHARES            VALUE
--------------------------------------------------------------------------------

SOUTH AFRICA - 3.0%
South African Breweries Limited....................        1,000     $   30,702

SPAIN - 3.4%
Tele Pizza, S.A.*..................................          600         35,085
                                                                      ---------

  Total common stocks - 52.8%......................                     541,965

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 3.4%
Republic of Argentina, 5.50% - 2023(2).............  $    50,000         34,625

BRAZIL - 4.4%
Government of Brazil "C" Bond, 8.00% - 2014(3).....  $    56,033         45,001

COSTA RICA - 4.8%
Banco Costa Rica, 6.25% - 2010.....................  $    57,712         48,767

ECUADOR - 5.3%
Republic of Ecuador, 6.4375% - 2025(4).............  $    75,000         53,719

GREECE - 4.8%
Hellenic Republic, 14.00% - 2003(1)................   13,000,000         49,188

HUNGARY - 5.6%
Government of Hungary, 23.00% - 1999(1)............   10,000,000         57,177

PERU - 2.4%
Peru - PDI, 4.00% - 2017...........................  $    39,000         25,350

SOUTH AFRICA - 3.8%
Republic of South Africa, 12.00% - 2005(1).........      200,000         39,316
                                                                      ---------

  Total government obligations - 34.5%.............                     353,143

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


EMERGING MARKETS TOTAL RETURN SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
SHORT-TERM INVESTMENTS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

MEXICO - 3.0%
Mexico Cetes, 0% - 10/20/97(1).....................      255,040     $   30,860
                                                                      ---------

  Total investments - 90.3%........................                     925,968

WRITTEN OPTIONS - (0.1%)
Call option on Government of Brazil "C" Bond,
  strike price 80.50 USD - July 1997 (premium $564)  $    56,033           (479)

  Cash and other assets, less liabilities - 9.8%...                      97,984
                                                                      ---------
  Total net assets - 100.0%........................                  $1,023,473
                                                                      =========

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------

At  June  30,  1997,   Emerging   Markets   Total  Return   Series'   investment
concentration, by industry, was as follows:

             Brewery.................................    6.0%
             Building Materials......................   10.8%
             Computer Systems........................    2.1%
             Electric Utilities......................    4.0%
             Electrical Equipment....................    2.4%
             Food Processing.........................    6.0%
             Foreign Government Bonds................   34.5%
             Paper and Paper Products................    2.4%
             Pharmaceuticals.........................    2.4%
             Real Estate Development.................    2.4%
             Restaurants.............................    3.4%
             Retail/Department Store.................    2.8%
             Telecommunications......................    3.5%
             Telephone...............................    2.7%
             Textiles................................    1.9%

             Cash, short term instruments and
               other assets, less liabilities........   12.7%
                                                       -----

                 Total net assets....................  100.0%
                                                       =====


GLOBAL ASSET ALLOCATION SERIES

                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

ARGENTINA - 2.0%
Telefonica de Argentina S.A. ADR...................          600     $   20,775

AUSTRALIA - 2.7%
Foster's Brewing Group, Ltd........................       15,000         27,644

AUSTRIA - 2.3%
Boehler-Uddeholm AG................................          300         23,269

BRAZIL - 2.4%
CESP - Companhia Energetica de Sao Paulo ADR*......        1,200         24,432

CANADA - 8.1%
Bombardier, Inc. (CI.B)............................        1,000         22,688
Imax Corporation*..................................        1,500         36,968
Stelco, Inc. (CI.A)*...............................        3,200         23,892
                                                                      ---------
                                                                         83,548

CZECH REPUBLIC - 1.0%
SPT Telecom A.S.*..................................          100         10,493

FRANCE - 4.7%
Alcatel Alsthom....................................          200         25,073
Sidel, S.A.........................................          300         23,250
                                                                      ---------
                                                                         48,323

GREECE - 5.4%
Hellenic Tellecommunication Organization S.A.......        1,100         25,850
Titan Cement Company S.A...........................          600         29,621
                                                                      ---------
                                                                         55,471

HONG KONG - 2.0%
Founder Hong Kong Limited..........................       31,000         21,007

IRELAND - 1.9%
Allied Irish Banks PLC.............................        2,600         19,896

JAPAN - 5.6%
Amway Japan, Ltd...................................          300         10,172
Mitsubishi Motors Corporation......................        3,000         21,498
Sony Corporation...................................          300         26,191
                                                                      ---------
                                                                         57,861

MEXICO - 2.3%
Cemex S.A. de C.V. (Cl.B)..........................        5,000         24,074

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL ASSET ALLOCATION SERIES (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 2.1%
Royal Dutch Petroleum Company ADR..................          100     $   21,600

NEW ZEALAND - 2.2%
Fletcher Challenge Building........................        7,500         22,518
Fletcher Challenge Forests.........................          300            435
                                                                      ---------
                                                                         22,953

PHILIPPINES - 1.8%
C & P Homes, Inc...................................       50,000         18,767

SINGAPORE - 2.9%
Want Want Holdings*................................        9,000         29,880

SPAIN - 4.6%
Adolfo Dominguez S.A.*.............................          600         23,662
Tele Pizza, S.A.*..................................          400         23,390
                                                                      ---------
                                                                         47,052

SWEDEN - 2.1%
Skandinaviska Enskilda Banken......................        2,000         21,598

SWITZERLAND - 1.9%
Saurer AG*.........................................           30         19,899

UNITED KINGDOM - 1.9%
British Telecommunications PLC.....................        2,700         20,041

UNITED STATES - 7.6%
Baxter International...............................          500         26,125
General Electric Company...........................          500         32,688
Northern Trust Corporation.........................          400         19,350
                                                                      ---------
                                                                         78,163
                                                                      ---------

  Total common stocks - 67.5% .....................                     696,746

CORPORATE BONDS
---------------

DENMARK - 4.3%
Nykredit, 7.00% - 2026(1)..........................      300,000         44,330


                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
CORPORATE BONDS (CONTINUED)                            SHARES            VALUE
--------------------------------------------------------------------------------

UNITED STATES - 4.9%
Archibald Candy Corporation, 10.25% - 2004.........  $    50,000     $   50,875
                                                                      ---------

  Total corporate bonds - 9.2%.....................                      95,205

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 3.4%
Republic of Argentina, 5.50% - 2023(2).............  $    50,000         34,625

BRAZIL - 4.4%
Government of Brazil "C" Bond, 8.00% - 2014(3).....  $    56,033         45,001

GREECE - 4.8%
Hellenic Republic, 14.00% - 2003(1)................   13,000,000         49,188

SOUTH AFRICA - 1.9%
Republic of South Africa, 12.00% - 2005(1).........      100,000         19,658
                                                                      ---------

  Total government obligations - 14.5%.............                     148,472
                                                                      ---------

  Total investments  - 91.2%.......................                     940,423

WRITTEN OPTIONS - (0.1%)
Call option on Government of Brazil "C" Bond,
  strike price 80.50 USD - July 1997 (premium $564)       56,033           (479)

  Cash and other assets, less liabilities-8.9%.....                      91,956
                                                                      ---------

  Total net assets - 100.0%........................                  $1,031,900
                                                                      =========

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL ASSET ALLOCATION SERIES (CONTINUED)

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------

At June 30, 1997, Global Asset Allocation Series' investment concentration by industry was as follows:

            Apparel...................................    2.3%
            Automobiles...............................    2.1%
            Banks & Credit............................    4.0%
            Brewery...................................    2.7%
            Building Materials........................    7.4%
            Commercial Banks..........................    1.9%
            Computer Systems..........................    2.0%
            Electric Utilities........................    2.4%
            Electrical Equipment......................    3.2%
            Electronics...............................    2.5%
            Entertainment.............................    3.6%
            Financial.................................    4.3%
            Food Processing...........................    2.9%
            Foreign Government Bonds..................   14.5%
            Forestry..................................    0.1%
            Industrial Services.......................    4.9%
            Integrated Petroleum-International........    2.1%
            Machinery.................................    4.2%
            Manufacturing - Diversified...............    2.2%
            Medical Supplies..........................    2.5%
            Miscellaneous.............................    1.0%
            Real Estate Development...................    1.8%
            Restaurants...............................    2.2%
            Steel.....................................    4.5%
            Telecommunications........................    7.9%
            Telephone.................................    2.0%

              Cash and other assets, less liabilities.    8.8%
                                                        -----

                Total net assets......................  100.0%
                                                        =====

GLOBAL HIGH YIELD SERIES

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

ARGENTINA - 4.5%
Republic of Argentina, 5.50% -  2023(2)............  $   400,000     $  277,000

AUSTRALIA - 3.4%
New South Wales Treasury Corporation,
  6.50% - 2006(1)..................................      290,000        207,908


GLOBAL HIGH YIELD SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                     AMOUNT            VALUE
--------------------------------------------------------------------------------

BRAZIL - 5.1%
Government of Brazil "C", 4.50% - 2014(3)..........  $   392,228     $  315,008

CANADA - 2.0%
Canadian Government 8.00% - 2023(1)................      150,000        123,205

COSTA RICA - 4.1%
Banco Costa Rica, 6.25% - 2010.....................  $   300,000        253,500

DOMINICAN REPUBLIC - 3.4%
Central Bank of Dominican Republic,
  6.875% - 2024(4).................................  $   250,000        208,750

ECUADOR - 3.5%
Republic of Ecuador, 6.4375% - 2025(4).............  $   300,000        214,877

GREECE - 7.3%
Hellenic Republic, 14.00% - 2003(1)................  120,000,000        454,039

HUNGARY - 5.5%
Government of Hungary, 23.00% - 1999(1)............   30,000,000        171,532
Government of Hungary, 21.00% - 1999(1)............   30,000,000        172,429
                                                                      ---------
                                                                        343,961

JORDAN - 2.6%
Kingdom of Jordan, 4.00% - 2023(2).................  $   250,000        162,500

MEXICO - 3.1%
United Mexican States, 6.25% - 2019................  $   250,000        193,282

NEW ZEALAND - 3.3%
New Zealand Government, 6.50% - 2000(1)............      300,000        202,516

POLAND - 5.1%
Government of Poland, 16.00% - 1998(1).............    1,120,000        317,298

SOUTH AFRICA - 3.2%
Republic of South Africa, 12.00% - 2005(1).........    1,000,000        196,581

SPAIN - 2.8%
Bonos Y Oblig Del Estado, 10.15% - 2006(1).........   20,000,000        170,606

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL HIGH YIELD SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                     AMOUNT            VALUE
--------------------------------------------------------------------------------

VENEZUELA - 3.8%
Venezuela - DCB, 6.75% - 2007(4)...................  $   250,000     $  231,875
                                                                      ---------

  Total government obligations - 62.7%.............                   3,872,906

CORPORATE BONDS
---------------

CANADA - 8.2%
CHC Helicopter, 11.5% - 2002.......................  $   237,000        246,480
Roger's Communication, Inc., 10.50% - 2006(1)......      100,000         80,129
Stelco, Inc., 10.40% - 2009(1).....................      200,000        178,790
                                                                      ---------
                                                                        505,399

CZECH REPUBLIC - 2.9%
CEZ, a.s., 11.30% - 2005(1)........................    2,500,000         73,298
Skofin, S.R.O., a.s., 11.625% - 1998(1)............    3,500,000        103,697
                                                                      ---------
                                                                        176,995

DENMARK - 9.5%
Unikredit Realkredit, 7% - 2026(1).................    1,000,000        147,344
Nykredit, 7.00% - 2026(1)..........................    1,494,000        220,764
Realkredit Danmark, 7.00% - 2026(1)................    1,494,000        220,989
                                                                      ---------
                                                                        589,097

UNITED STATES - 11.0%
Archibald Candy Corporation, 10.25% - 2004.........  $   250,000        254,375
Clark Materials Handling, 10.75% - 2006............  $   250,000        262,500
Countrywide Home Loans, 7.50% - 2027...............  $   199,309        167,799
                                                                     __________
                                                                        684,674
                                                                      _________

  Total corporate bonds - 31.6%....................                   1,956,165


                                                      PRINCIPAL          MARKET
SHORT-TERM INVESTMENTS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

MEXICO - 2.8%
Mexican Cetes, 0% - 19971..........................    1,400,000     $  173,761
                                                                      ---------
  Total short-term investments - 2.8%..............                     173,761
                                                                      ---------

  Total investments - 97.1%........................                   6,002,832

WRITTEN OPTIONS - (0.1)%
Call option on Brazil "C" Bond strike price 80.5
  USD - July 1997 (premium $3,947).................  $   392,228         (3,353)

Call option on United Mexican States, strike price
  78.4375 USD - July 1997 (premium $2,125).........  $   250,000         (1,153)
                                                                      ---------
                                                                         (4,506)

  Cash and other assets, less liabilities - 3.0%...                     183,505
                                                                      ---------
  Total net assets - 100.0%........................                  $6,181,831
                                                                      =========

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and book purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

(2)  Step-up rate security which will increase over the life of the bond.

(3)  Variable rate security which may be reset over the life of the bond.

(4) Floating rate security which may be reset the first of each semi-annual payment.

                             See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                          SERIES         SERIES        SERIES
                                       -----------------------------------------
ASSETS
Investments, at value (identified
  cost $906,451, $911,891 and
  $6,012,344, respectively)..........   $  925,968     $  940,423    $6,002,832
Cash ................................       63,719        112,589        19,874
Receivable:
  Fund shares sold...................          ---            ---        10,233
  Securities sold ...................          564            564       458,978
  Forward foreign exchange contracts.          ---            157         1,729
  Interest...........................       12,354          7,727       178,088
  Dividends..........................        1,447            905           ---
  MFR Advisors, Inc..................        3,857          3,843         4,538
  Prepaid expenses...................       20,258         20,148        10,278
  Foreign taxes recoverable..........          341            581         6,319
                                         ---------      ---------     ---------
    Total assets.....................   $1,028,508     $1,086,937    $6,692,869
                                         =========      =========     =========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Securities purchased.............   $      ---     $   50,000    $  479,989
    Fund shares redeemed.............          ---            ---            83
    Written call options outstanding.          479            479         4,506
  Other Liabilities:
    Custodian fees ..................          921            921         8,026
    Transfer and administration fees.           40             40         5,641
    Professional fees................        2,772          2,772         9,624
    12b-1 distribution plan fees.....          538            539         2,324
    Miscellaneous fees...............          285            286           845
                                         ---------      ---------     ---------
      Total liabilities..............        5,035         55,037       511,038

Net Assets:
  Paid in capital....................    1,000,200      1,000,200     6,097,020
  Undistributed net investment income        4,072          2,615       132,257
  Accumulated undistributed net
    realized gain (loss)on sale of
    investments and foreign currency
    transactions.....................         (265)           394       (35,659)
  Net unrealized appreciation
    (depreciation)in value of
    investments and translation of
    assets and liabilities in
    foreign currencies...............       19,466         28,691       (11,787)
                                         ---------      ---------     ---------
      Net assets.....................    1,023,473      1,031,900     6,181,831
                                         ---------      ---------     ---------
        Total liabilities and net
          assets ....................   $1,028,508     $1,086,937    $6,692,869
                                         =========      =========     =========

CLASS "A" SHARES
  Capital shares outstanding.........       50,010         50,010       449,078
  Net assets.........................   $  511,957     $  516,173    $4,575,134
  Net asset value per share (net
    assets divided by shares
    outstanding).....................       $10.24         $10.32        $10.19
  Add:  Selling commission (4.75% of
        the offering price)..........         0.51           0.51          0.51
                                         ---------      ---------     ---------
  Offering price per share (net asset
    value divided by 95.25%).........       $10.75         $10.83        $10.70
                                         =========      =========     =========

CLASS "B" SHARES
  Capital shares outstanding.........       50,010         50,010       157,261
  Net assets.........................   $  511,516     $  515,727    $1,606,697
    Net asset value per share (net
    assets divided by shares
    outstanding).....................       $10.23         $10.31        $10.22
                                         =========      =========     =========

                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                         SERIES*         SERIES*       SERIES
                                       -----------------------------------------
INVESTMENT INCOME:

Dividends............................   $    2,176     $    2,969    $      ---
Interest.............................        4,739          2,723       280,197
                                         ---------      ---------     ---------
                                             6,915          5,692       280,197

  Less foreign tax expense...........          ---           (232)       (4,274)
                                         ---------      ---------     ---------
    Total investment income..........        6,915          5,460       275,923

EXPENSES:
Management fees......................        1,162          1,163        20,362
Custodian fees.......................          921            921         4,706
Transfer/maintenance fees............            7              7         1,546
Administration fees..................           52             52        24,032
Director's fees......................           29             29            91
Professional fees....................        3,689          3,689        12,308
Reports to shareholders..............          172            172           199
Registration fees....................        2,357          2,357         3,258
Other expenses.......................          137            126           199
12b-1 distribution plan fees ........          726            727        12,653
Reimbursement of expenses............       (6,409)        (6,398)      (26,914)
                                         ---------      ---------     ---------
  Total expenses.....................        2,843          2,845        52,440
                                         ---------      ---------     ---------
    Net investment income ..........         4,072          2,615       223,483

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the
  period on:
  Investments........................          ---            ---        87,667
  Foreign currency transactions......         (265)           394       (23,674)
                                         ---------      ---------     ---------
    Net realized gain (loss).........         (265)           394        63,993
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments........................       19,517         28,532      (148,776)
  Translation of assets and
    liabilities in foreign currencies          (51)           159        (7,499)
                                         ---------      ---------     ---------
    Net unrealized appreciation
      (depreciation).................       19,466         28,691      (156,275)
                                         ---------      ---------     ---------
      Net gain (loss)................       19,201         29,085       (92,282)
                                         ---------      ---------     ---------
        Net increase in net assets
          resulting from operations..   $   23,273     $   31,700    $  131,201
                                         =========      =========     =========

*Period May 19, 1997 (inception) through June 30, 1997

                             See accompanying notes.
                                       10

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                         SERIES*         SERIES*       SERIES
                                       -----------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income ...............   $    4,072     $    2,615    $  223,483
Net realized gain (loss).............         (265)           394        63,993
Unrealized appreciation (depreciation)
  during the period..................       19,466         28,691      (156,275)
                                         ---------      ---------     ---------
  Net increase in net assets resulting
    from operations..................       23,273         31,700       131,201

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A............................          ---            ---      (154,370)
  Class B............................          ---            ---       (54,204)
Net realized gain
  Class A............................          ---            ---           ---
  Class B............................          ---            ---           ---
                                         ---------      ---------     ---------
Total Distributions to Shareholders..          ---            ---      (208,574)

CAPITAL SHARE TRANSACTION (A):
Proceeds from sale of shares
  Class A............................      500,100        500,100       995,376
  Class B............................      500,100        500,100        41,220
Dividends reinvested
  Class A............................          ---            ---       150,006
  Class B............................          ---            ---        53,140
Shares redeemed
  Class A............................          ---            ---       (27,615)
  Class B............................          ---            ---          (171)
                                         ---------      ---------     ---------

Net increase from capital share
  transactions.......................    1,000,200      1,000,200     1,211,956
                                         ---------      ---------     ---------
  Total increase in net assets.......    1,023,473      1,031,900     1,134,583

NET ASSETS:
Beginning of period..................          ---            ---     5,047,248
                                         ---------      ---------     ---------
End of period........................   $1,023,473     $1,031,900    $6,181,831
                                         =========      =========     =========

Undistributed net investment income
  at end of period...................   $    4,072     $    2,615    $  132,257
                                         =========      =========     =========
(a) Shares issued and redeemed
    Shares sold
      Class A........................       50,010         50,010        98,377
      Class B........................       50,010         50,010         4,021
    Dividends reinvested
      Class A........................            0              0        14,793
      Class B........................            0              0         5,230
    Shares redeemed
      Class A........................            0              0        (2,696)
      Class B........................            0              0           (17)
                                         ---------      ---------     ---------
        Net increase ................      100,020        100,020       119,708
                                         =========      =========     =========

*Period May 19, 1997 (inception) through June 30, 1997.

                             See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
DECEMBER 31, 1996


                                                                      GLOBAL
                                                                    AGGRESSIVE
                                                                    BOND SERIES
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income..............................................  $  472,087
Net realized loss..................................................     (40,713)
Unrealized appreciation during the period..........................      75,068
                                                                      ---------
  Net increase in net assets resulting from operations.............     506,442

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A..........................................................    (210,236)
  Class B..........................................................     (85,158)
In excess of net realized gain
  Class A..........................................................     (74,660)
  Class B..........................................................     (32,900)
                                                                      ---------
  Total distributions to shareholders..............................    (402,954)

CAPITAL SHARE TRANSACTIONS (A):
Proceeds from sale of shares
  Class A..........................................................     255,854
  Class B..........................................................      79,004
Dividends reinvested
  Class A..........................................................     283,688
  Class B..........................................................     110,636
Cost of shares redeemed
  Class A..........................................................     (66,489)
  Class B..........................................................    (127,192)
                                                                      ---------
Net increase from capital share transactions.......................     535,501
                                                                      ---------
  Total increase in net assets.....................................     638,989

NET ASSETS:
Beginning of period................................................   4,408,259
                                                                      ---------
End of period......................................................  $5,047,248
                                                                      =========
Undistributed net investment income at end of period...............  $  117,348
                                                                      =========
(a) Shares issued and redeemed:
    Shares sold
      Class A......................................................      24,675
      Class B......................................................       7,907
    Dividends reinvested
      Class A......................................................      27,930
      Class B......................................................      10,901
    Shares redeemed
      Class A......................................................      (6,449)
      Class B......................................................     (12,357)
                                                                      ---------
        Net increase...............................................      52,607
                                                                      =========

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)                     1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.040
Net Gain (Loss) on Securities (realized and unrealized) .........      0.200
                                                                      ------
  Total from Investment Operations ..............................      0.240

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                       -----
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.24
                                                                      ======

TOTAL RETURN (A) ................................................      2.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............................       $512
Ratio of Expenses to Average Net Assets .........................      2.00%
Ratio of Net Income (loss) to Average Net Assets ................      3.88%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0111


EMERGING MARKETS TOTAL RETURN SERIES (CLASS B)                     1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.040
Net Gain (Loss) on Securities (realized and unrealized) .........      0.190
                                                                      ------
  Total from Investment Operations ..............................      0.230

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.23
                                                                      ======

TOTAL RETURN (A) ................................................      2.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $512
Ratio of Expenses to Average Net Assets .........................      2.75%
Ratio of Net Income (loss) to Average Net Assets ................      3.13%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0111

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


GLOBAL ASSET ALLOCATION SERIES (CLASS A)                           1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................       0.04
Net Gain (Loss) on Securities (realized and unrealized) .........       0.28
                                                                      ------
  Total from Investment Operations ..............................       0.32

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.32
                                                                      ======

TOTAL RETURN (A) ................................................      3.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $516
Ratio of Expenses to Average Net Assets .........................      2.00%
Ratio of Net Income (loss) to Average Net Assets ................      2.82%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................     0.0181


GLOBAL ASSET ALLOCATION SERIES (CLASS B)                           1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.030
Net Gain (Loss) on Securities (realized and unrealized) .........      0.280
                                                                       -----
  Total from Investment Operations ..............................      0.310

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.31
                                                                      ======

TOTAL RETURN (A) ................................................      3.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $516
Ratio of Expenses to Average Net Assets .........................      2.75%
Ratio of Net Income (loss) to Average Net Assets ................      2.07%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0181

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


                                             FISCAL PERIOD ENDED DECEMBER 31
                                          --------------------------------------
GLOBAL HIGH YIELD SERIES (CLASS A)        1997(C)(E)     1996(C)      1995(C)(D)
                                          --------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....    $10.36       $10.15         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................     0.650        1.060           0.63
Net Gain (Loss) on Securities
  (realized and unrealized) ............     (.430)        .064           0.09
                                            ------       ------         ------
  Total from Investment Operations .....     0.220        1.124           0.72

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .     (0.39)      (0.687)         (0.55)
Distributions (from Capital Gains) .....       ---       (0.227)         (0.02)
                                            ------       ------         ------
  Total Distributions ..................     (0.39)      (0.914)         (0.57)
                                            ------       ------         ------

NET ASSET VALUE END OF PERIOD ..........    $10.19       $10.36         $10.15
                                            ======       ======         ======

TOTAL RETURN (A) .......................      2.2%        11.6%           7.3%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...    $4,575       $3,507         $2,968
Ratio of Expenses to Average Net Assets.     1.90%        1.98%          2.00%
Ratio of Net Income (loss) to Average
  Net Assets ...........................     8.19%       10.39%         11.04%
Portfolio Turnover Rate ................      104%          96%           127%


                                             FISCAL PERIOD ENDED DECEMBER 31
                                          --------------------------------------
GLOBAL HIGH YIELD SERIES (CLASS B)        1997(C)(E)     1996(C)      1995(C)(D)
                                          --------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....    $10.41       $10.17         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................     0.640        0.980           0.56
Net Gain (Loss) on Securities
  (realized and unrealized) ............     (.472)       0.060           0.12
                                            ------       ------         ------
    Total from Investment Operations ...     0.168        1.040           0.68

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .    (0.358)      (0.573)         (0.49)
Distributions (from Capital Gains) .....       ---       (0.227)         (0.02)
                                            ------       ------         ------
  Total Distributions ..................    (0.358)      (0.800)         (0.51)
                                            ------       ------         ------
NET ASSET VALUE END OF PERIOD ..........    $10.22       $10.41         $10.17
                                            ======       ======         ======

TOTAL RETURN (A) .......................      1.7%        10.7%           6.9%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...    $1,607       $1,541         $1,440
Ratio of Expenses to Average Net Assets.     1.96%        2.75%          2.75%
Ratio of Net Income (loss) to Average
  Net Assets ...........................     8.14%        9.64%         10.24%
Portfolio Turnover Rate ................      104%          96%           127%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales paid at time of redemption.

(b) Emerging Markets Total Return Series and Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                  1995      1996      1997
                                                  ----      ----      ----

         Emerging Markets Total       Class A      ---       ---      7.58%
           Return Series              Class B      ---       ---      8.34%
         Global Asset Allocation      Class A      ---       ---      7.56%
           Series                     Class B      ---       ---      8.32%
         Global High Yield Series     Class A     2.42%     2.73%     3.59%
                                      Class B     3.93%     3.75%     3.45%

(d) Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized except for total return.

(e) Unaudited figures for the period ended June 30, 1997. Percentage amounts for the period, except total return, have been annualized.

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (formally Global Aggressive Bond Series) (the Series) are diversified series of Security Income Fund, an open-end investment management company registered under theInvestment Company Act of 1940, as amended. Each Series is accounted for separately and general expenses are allocated to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Series in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION -- Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Series' are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Series isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the exchange rates which effect the value of portfolio securities and other assets and liabilities at the end of the reporting period.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Series may enter into forward foreign currency exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

D. OPTIONS -- The Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market valu e of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. Below are the premiums received for the period ended June 30, 1997, from written call options.

                        Fund                              Premium
              ---------------------------------------------------
              Global High Yield Series                    $30,614
              Emerging Market Total Return Series            $564
              Global Asset Allocation Series                 $564

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are amortized.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

G. TAXES -- The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to MFR Advisors, Inc. (MFR) under investment advisory contracts at an annual rate of .75 of 1% of the average net assets for Global High Yield Bond Series and 1% of the average net assets for Emerging Markets Total Return Series and Global Asset Allocation Series. MFR has agreed to waive all of the management fees for the Series until August 31, 1997. In addition, for the period ended June 30, 1997, MFR agreed to limit the total expenses of each Series to an annual rate of 2.0% of the average daily net asset value of Class A shares and 2.75% of the average daily net asset value of the Class B shares.

     As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington Management Corporation (Lexington) and Security Management Company, LLC (SMC), as Sub-Advisors, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Global High Yield and Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Advisor, on an annual basis, a fee equal to .20 percent of the average daily net assets of each Series. Fees paid to the Sub-Advisors are calculated daily and payable monthly.

     The Series have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Series. SMC is paid an annual fixed charge per account and a shareholder and dividend transaction fee.

     As the administrative agent for the Series, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Series. For this service, SMC receives on an annual basis .045 percent of the average daily net assets of the Series, plus an annual fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 31, 1998; (ii) $45,000 in the year ended May 31, 1999; or (iii) $60,000 thereafter, for the Global Asset Allocation Series and the Emerging Markets Total Return Series. For the Global High Yield Series, this fee is equal to .10 percent of the average daily net assets or $60,000 annually. For the period ending June 30, 1997, SMC has agreed to limit these fees to $15,000 for the Emerging Markets Total Return Series and the Global Asset Allocation Series; and $45,000 for the Global High Yield Series.

     The Series have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares incur 12b-1 fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group of Companies, Inc., is national distributor for the Series. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended June 30, 1997, in the amounts presented below:

                                     Global       Emerging         Global
                                      High         Markets         Asset
                                     Yield      Total Return     Allocation
                                     Series        Series          Series
    -----------------------------------------------------------------------
    SDI underwriting (Class A)        $111           $0              $0
    CDSC (Class B)                    $  0           $0              $0
    Broker/Dealer (Class A)           $614           $0              $0
    Broker/Dealer (Class B)           $365           $0              $0

     Certain officers and directors of the Funds are also officers and/or directors of MFR Advisors, Inc. and Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.


3.  INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                                   Global         Emerging         Global
                                    High           Markets         Asset
                                   Yield        Total Return     Allocation
                                   Series          Series          Series
    -----------------------------------------------------------------------
    Purchases                    $4,154,761       $906,451        $911,891
    Proceeds from Sales          $2,673,030       $      0        $      0

4.  FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of June 30, 1997, were as follows:

                                      Emerging         Global         Global
                                      Markets          Asset           High
                                    Total Return     Allocation       Yield
                                       Series          Series         Series
  ----------------------------------------------------------------------------
  Gross Unrealized Appreciation      $ 43,629        $ 35,653       $ 227,729
  Gross Unrealized Depreciation       (14,938)        (16,187)       (239,516)
                                       ------         -------        --------
  Net Unrealized Appreciation        $ 28,691        $ 19,466       $ (11,787)
                                      =======         =======        ========

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

     At June 30, 1997, the following Series had open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):


                                       Settlement     Contract      Contract       Currency      Unrealized
                        Currency          Date         Amount         Rate           Rate        Gain (Loss)
----------------------------------------------------------------------------------------------------------
GLOBAL ASSET
ALLOCATION SERIES     Aust. Dollar       7/31/97      $22,539        1.331026       1.336199       $   87
                      Japanese Yen       7/10/97      $48,161      114.200000     114.430000           61
                      Can. Dollar        7/28/97      $72,590        1.377600       1.379600            9
                                                                                                    -----
                                                                                                   $  157

GLOBAL HIGH
YIELD SERIES          Aust. Dollar       7/31/97      $375,650       1.331026       1.336154       $1,442
                      Aust. Dollar       7/31/97      $187,100       1.336184       1.336154            4
                      Can. Dollar        7/9/97       $362,845       1.378000       1.379077          283
                                                                                                   ------
                                                                                                   $1,729

                       THIS PAGE LEFT BLANK INTENTIONALLY

MFR FUNDS

*Emerging Markets Total Return Fund

*Global Asset Allocation Fund

*Global High Yield Fund


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Maria Fiorini Ramirez
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                        BULK RATE
700 SW Harrison St.                                               U.S. POSTAGE
Topeka, KS 66636-0001                                                 PAID
(800) 643-8188                                                  SECURITY BENEFIT
(888) 743-6432

SECURITY FUNDS

ANNUAL REPORT

DECEMBER 31, 1996

SECURITY INCOME FUND
  - CORPORATE BOND SERIES
  - U.S. GOVERNMENT SERIES
  - LIMITED MATURITY BOND SERIES
  - GLOBAL AGGRESSIVE BOND SERIES
  - HIGH YIELD BOND SERIES

SECURITY TAX-EXEMPT FUND

SECURITY CASH FUND



[SDI LOGO]

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

[PHOTO OF JOHN CLELAND]
JOHN CLELAND

Dear Shareholder:

     1996 was not a particularly good year for fixed income investors. Interest rates fluctuated dramatically throughout the year, with the thirty-year Treasury bond beginning the year at 5.94% and ending it 70 basis points higher at 6.64%. Only in the global fixed income markets did we see attractive returns. The U.S. markets continued to be ruled by investors' fears about the reemergence of inflationary pressures and expectations as to the future rate of economic growth. Although growth was moderate and inflation remained well under control, the fear, rather than the fact, dominated bond market movements.

1997 OUTLOOK FOR FIXED INCOME

     We believe the fixed income outlook for 1997 is much better. We expect that last year's moderate inflation levels will remain in place for some time. Consumer spending, a primary force behind rising inflation, will be restrained by the high household debt levels now in place. Although many people are experiencing the "wealth effect" of strong stock markets, these individuals tend to be savers rather than spenders and are content to watch their earnings grow.

BALANCED BUDGET PROSPECTS IMPROVING

     A strong positive for bond markets is the likelihood that a balanced budget proposal will become reality in 1997. Sentiment is strong on both sides of the congressional aisle, and since 1997 is not an election year, the possibility of bipartisan agreement is greater than usual. Should a balanced budget package become a reality, the promise of reduced Federal spending lowers the potential for inflation and pleases fixed income investors.

DECLINING GLOBAL INTEREST RATES

     An additional plus for fixed income is the outlook for declining global interest rates as inflation drops in many countries around the world, and as the European nations work to meet criteria for entry into the European Monetary Union. Many of these nations have reduced their debt levels, allowing interest rates to come down in the process. They will continue along this track as the January, 1998 date for selection of participants in the EMU approaches.

     In our opinion, all of these factors combined make an excellent backdrop for favorable fixed income performance in the year ahead. As always, we invite your comments and questions.

Sincerely,


John Cleland
President, Security Funds

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES

At the beginning of 1996 the Corporate Bond Series' average maturity and duration were long relative to our benchmark index, anticipating a continuation of the previous year's low inflation, moderate economic growth and declining interest rates. At that time the yield on the thirty-year Treasury bond was 5.94%. The first major economic release for the year, the January employment figures, shocked bond investors when it showed much higher levels of employment than expected. This set the tone for a year of uncertainty about economic growth and inflation. The long Treasury bond rose to a high of almost 7.20% in June and again in July. It closed the year down from that level, but at 6.64%, it remained well above its opening level for the year.

EARLY STEPS TO READJUST THE PORTFOLIO

In February we began shortening the maturity structure of the portfolio to be more in line with that of the benchmark index and with our peers. In addition, we started purchasing issues in three newly-approved asset classes, including U.S. dollar-denominated foreign bonds ("Yankee" bonds), high yield bonds and mortgage-backed securities. These proved to be wise moves, as the high yield and mortgage sectors outperformed corporate bonds throughout the year. For most of 1996 mortgage-backed securities made up about 15% of the portfolio and high yield issues approximately 17%.

The exposure to Yankee bonds also did well, with about 12% of the portfolio invested in such issues. The largest of these holdings is Banco Santander, one of the largest banks in Spain with assets in excess of $132 billion (U.S. dollars). Others in the Yankee bond sector include Abbey National Bank PLC, Malayan Bank of New York, Panamerican Beverage Company and Banco Centrale Hispanoamericano.(1)

HIGH YIELD HOLDINGS IN THE SECOND HALF OF THE YEAR

After we realigned the portfolio's maturity structure early in the year, performance was strong in the second and third quarters as we outperformed both our benchmark index and our peer group. The fourth quarter was a different story. Performance was negatively impacted by our investment in Marvel Holdings, Inc. bonds, which declined substantially in value after the company announced poor earnings warning investors of liquidity problems. Another high yield issue, Home Holdings, also lost considerable value after the company became involved in litigation surrounding the lease on its Maiden Lane headquarters in New York.

Given the negative contribution of these two high yield bond positions, we have refined our strategy for using high yield issues in the portfolio.

                             CORPORATE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                        LEHMAN BROTHERS MUTUAL FUND
             CORPORATE BOND SERIES      A RATED CORPORATE INDEX

    Dec-86         10,000.00                   10,000.00
    Mar-87          9,703.81                   10,238.19
    Jun-87          9,723.63                    9,998.72
    Sep-87          9,507.70                    9,636.25
    Dec-87          9,912.07                   10,254.88
    Mar-88         10,148.80                   10,709.96
    Jun-88         10,207.11                   10,829.28
    Sep-88         10,412.20                   11,084.10
    Dec-88         10,552.90                   11,199.96
    Mar-89         10,669.88                   11,334.85
    Jun-89         11,299.14                   12,232.34
    Sep-89         11,333.50                   12,391.71
    Dec-89         11,604.98                   12,778.23
    Mar-90         11,614.62                   12,666.49
    Jun-90         12,036.94                   13,160.90
    Sep-90         11,840.35                   13,158.24
    Dec-90         12,366.74                   13,679.94
    Mar-91         12,837.14                   14,263.89
    Jun-91         13,071.20                   14,547.56
    Sep-91         13,745.07                   15,401.42
    Dec-91         14,361.26                   16,213.50
    Mar-92         14,318.75                   16,095.03
    Jun-92         14,851.65                   16,794.18
    Sep-92         15,462.72                   17,587.34
    Dec-92         15,646.32                   17,622.01
    Mar-93         16,606.87                   18,511.92
    Jun-93         17,221.42                   19,130.69
    Sep-93         17,977.33                   19,795.61
    Dec-93         17,791.61                   19,765.82
    Mar-94         16,869.03                   19,069.77
    Jun-94         16,277.95                   18,769.78
    Sep-94         16,227.66                   18,907.48
    Dec-94         16,321.15                   18,990.13
    Mar-95         17,093.77                   20,114.83
    Jun-95         18,000.28                   21,610.95
    Sep-95         18,342.75                   22,120.25
    Dec-95         19,295.99                   23,212.59
    Mar-96         18,602.69                   22,613.56
    Jun-96         18,593.95                   22,714.57
    Sep-96         18,996.48                   23,168.14
    Dec-96         19,195.17                   23,974.49

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,195. By comparison, the same $10,000 investment would have grown to $23,974 based on the performance of the Lehman Brothers Mutual Fund A Rated Corporate Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Mutual Fund A Rated Corporate Index includes all corporate debt securities rated A or higher.


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

       CLASS A SHARES                       CLASS B SHARES
     1 Year      -5.69%                 1 Year            -6.29%
     5 Years      4.96%                 Since Inception   -0.28%
     10 Years     6.74%                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

In order to reduce the impact of negative performance by any one issue, we are increasing the number of individual investments in the sector while keeping our overall sector allocation unchanged. This has the effect of limiting the fund's exposure to any one position to around 1% of portfolio assets.

THOUGHTS ABOUT 1997

We believe the outlook for bonds in 1997 is better than at this time in 1996. Economic growth should continue at a slow but steady pace, restrained somewhat by slow consumer spending as individuals concentrate on reducing their debt burdens. The Federal Reserve Open Market Committee will continue its vigilant stance against inflation. Aided by falling global inflation and interest rates, we believe the U.S. bond markets should be able to post a near-average performance year.

Greg Hamilton
Portfolio Manager

(1) Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

U.S. GOVERNMENT SERIES

The U.S. Government securities markets had mixed results in 1996, as the interest rate on the long Treasury bond rose from 5.94% at the beginning of the year to 6.64% at its close. Its total return for the year was -2.3%, while over the same period the two-year Treasury note gained 5.2%. The U.S. Government Series, which contains issues of varying maturities, fell in between the two with a total return for the year of 1.26%.(1)

MORTGAGE-BACKED SECURITIES REPRESENTATION

About 30% of the portfolio was invested in mortgage-backed securities (primarily GNMA's) most of the year. These issues perform well in bear markets because generally as interest rates rise fewer people refinance their home mortgages. This reduces prepayments on mortgage-backed securities and helps stabilize their prices. The issues we hold have coupon rates ranging from 7.5% to 8.5%, adding an attractive income stream to the portfolio's return.

REALIGNMENT OF MATURITY STRUCTURE

In February and March the yield on the thirty-year Treasury bond rose from 6.02% to 6.64%, its largest price decline of the year. The U.S. Government Series contained a number of long-maturity issues at the beginning of February which hurt portfolio performance at that time. Part of these issues were sold in March, which helped the balance of the year, but of course could not repair the damage done before the sales.

PLANS FOR 1997

We believe that interest rates in the first half of 1997 have a good chance of declining as economic activity slows somewhat and inflation remains well under control. We may increase the percentage of the portfolio holdings in GNMA mortgage-backed security issues, as we feel that the greatest portion of total return in 1997 will come from the income stream provided by the securities. The duration of the portfolio will probably remain close to its current level of about five years. Although the year ahead may not be an outstanding one for fixed income instruments, we believe it will be at least an average one for total returns.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             U.S. GOVERNMENT SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                          LEHMAN BROTHERS
                          U.S. GOVERNMENT FUND         GOVERNMENT BOND INDEX
      Dec-86                    10,000.00                   10,000.00
      Mar-87                     9,695.19                   10,117.61
      Jun-87                     9,651.76                    9,941.33
      Sep-87                     9,536.30                    9,673.52
      Dec-87                     9,888.91                   10,219.24
      Mar-88                    10,127.06                   10,556.47
      Jun-88                    10,291.91                   10,656.38
      Sep-88                    10,454.04                   10,836.28
      Dec-88                    10,505.92                   10,938.28
      Mar-89                    10,615.66                   11,054.50
      Jun-89                    11,225.05                   11,943.56
      Sep-89                    11,372.80                   12,042.24
      Dec-89                    11,746.96                   12,495.17
      Mar-90                    11,737.54                   12,339.91
      Jun-90                    12,139.99                   12,771.22
      Sep-90                    12,296.99                   12,877.35
      Dec-90                    12,897.97                   13,585.14
      Mar-91                    13,219.23                   13,879.19
      Jun-91                    13,441.26                   14,066.86
      Sep-91                    14,080.07                   14,870.35
      Dec-91                    14,677.02                   15,667.87
      Mar-92                    14,495.80                   15,393.80
      Jun-92                    14,921.60                   16,002.98
      Sep-92                    15,248.08                   16,792.31
      Dec-92                    15,401.64                   16,799.94
      Mar-93                    16,112.26                   17,558.69
      Jun-93                    16,728.69                   18,066.80
      Sep-93                    17,281.45                   18,652.97
      Dec-93                    17,209.28                   18,590.11
      Mar-94                    16,534.56                   18,030.26
      Jun-94                    16,135.91                   17,823.48
      Sep-94                    16,015.98                   17,899.08
      Dec-94                    16,083.04                   17,963.26
      Mar-95                    16,790.08                   18,808.53
      Jun-95                    18,023.72                   19,975.47
      Sep-95                    18,538.13                   20,327.70
      Dec-95                    19,598.25                   21,256.22
      Mar-96                    18,947.54                   20,775.73
      Jun-96                    18,968.82                   20,873.51
      Sep-96                    19,346.47                   21,226.26
      Dec-96                    19,845.79                   21,845.58


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,846. By comparison, the same $10,000 investment would have grown to $21,846 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

                  CLASS A SHARES               CLASS B SHARES
                1 Year       -3.59%        1 Year            -4.97%
                5 Years       5.19%        Since Inception    1.95%
                10 Years      7.10%        (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

LIMITED MATURITY BOND SERIES

In its second year of existence the Limited Maturity Bond Series is doing what it was designed to do--provide lower volatility and downside protection than longer-maturity funds in periods of rising interest rates. In a year in which the thirty-year Treasury bond had a total return of -2.3%, the portfolio's total return of 2.09% looked quite good.(1)

USE OF MORTGAGE-BACKED SECURITIES IN THE PORTFOLIO

One way to reduce volatility without sacrificing the income stream is through the use of certain mortgage-backed securities, which make up just over 20% of the portfolio. Our strategy in this portion of the Limited Maturity portfolio has been to combine seasoned premium mortgage-backed issues having coupons in the 8% to 9% range with other lower-coupon discounted issues which we consider to be undervalued. The combination of these two provides both defensive price movement characteristics in periods of modest interest rate fluctuations and yields generally 1/2 to 1% higher than Treasury bonds.

CORPORATE HOLDINGS IN THE FUND

In the investment grade corporate bond portion of the portfolio we are using fewer "Yankee" bonds (dollar-denominated issues of foreign companies) than in the other fixed income funds, and buying more domestic industrial issues. These bonds, issued by companies such as Aluminum Company of America and Ford Motor Company, have historically shown less price volatility than bonds in the finance and utility sectors of the market.

The high yield portion, currently about 18% of the fund, will generally provide a substantial income stream to enhance the total return. In the fourth quarter of 1996, however, performance was hurt by our Marvel Holdings, Inc. bonds which declined substantially in value after the company announced much lower than expected earnings, coupled with liquidity problems. We sold the bonds in early December and the company subsequently filed for bankruptcy protection. Another high yield issue, Home Holdings, also lost considerable value and hurt overall performance. The significant performance drag created by these two issues has led us to take steps to lessen the impact of any future events in the high yield sector by limiting each holding to 1% or less of the total portfolio. We will continue to concentrate on the upper-tier rating brackets of the high yield market.

OUTLOOK FOR 1997

We believe that in 1997 interest rates will continue to fluctuate, although probably not as widely as in 1996. We plan to continue the volatility-reducing strategies outlined above, possibly selling some of the longer maturity issues in the portfolio as well. If 1997 turns out to have total returns in an average range of 5% to 7%, the strong income component will contribute a greater part of the return than will price appreciation.

Greg Hamilton, Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                          LIMITED MATURITY BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                      LIMITED MATURITY           LEHMAN BROTHERS
                        BOND SERIES            INTERMEDIATE TERM
                                              CORPORATE BOND INDEX

                         10,000.00                  10,000.00
      Jan-95              9,552.38                  10,192.00
      Feb-95              9,748.77                  10,464.13
      Mar-95              9,798.38                  10,533.19
      Apr-95              9,932.95                  10,695.40
      May-95             10,300.75                  11,103.97
      Jun-95             10,358.89                  11,193.91
      Jul-95             10,309.05                  11,180.47
      Aug-95             10,403.62                  11,319.11
      Sep-95             10,487.92                  11,424.38
      Oct-95             10,523.63                  11,559.19
      Nov-95             10,658.84                  11,752.23
      Dec-95             10,762.43                  11,901.48
      Jan-96             10,898.96                  12,012.16
      Feb-96             10,777.01                  11,819.97
      Mar-96             10,705.57                  11,734.86
      Apr-96             10,650.01                  11,667.98
      May-96             10,642.59                  11,649.31
      Jun-96             10,742.60                  11,792.59
      Jul-96             10,772.03                  11,822.08
      Aug-96             10,771.66                  11,817.35
      Sep-96             10,964.75                  12,022.97
      Oct-96             11,017.89                  12,288.68
      Nov-96             11,056.54                  12,497.58
      Dec-96             10,987.43                  12,375.11


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,987. By comparison, the same $10,000 investment would have grown to $12,375 based on the performance of the Lehman Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

               LIMITED MATURITY BOND SERIES
               AVERAGE ANNUAL TOTAL RETURN
                 AS OF DECEMBER 31, 1996

       CLASS A SHARES
       One Year                           -2.74%
       Since Inception 1-17-95             4.94%

       CLASS B SHARES
       One Year                           -3.95%
       Since Inception 1-17-95             4.68%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

GLOBAL AGGRESSIVE BOND SERIES

1996 was a very rewarding year for our shareholders, particularly during the second half. While the first six months provided a total return of 2.58%, the last six months' strong performance brought the total return of the fund for the year up to 11.56%.(1) This compares favorably with the Lehman Brothers Global Bond Index return of 5.37% for the year, a 0.2% return for a ten-year U.S. Treasury note, and 10.4% average for the Lipper peer group.

INTERNATIONAL STRENGTH IN THE SECOND HALF

The second half of 1996 saw an acceleration of the trends which began earlier in the year. Yields in peripheral European countries such as Spain, Italy, and Portugal, which had fallen approximately 1% in the first half of the year, declined a further 2% in the second half. Restrictive fiscal policies by these governments brought about by their desire not to be left out of the European Monetary Union process combined with rapidly declining inflation to produce these dramatic declines in yields. While there is still room for this trend to continue, we believe the majority of this convergence of yields with "core" Europe is coming to an end.

Emerging market debt also continued its good performance. With the strongest concentration of economic growth in the world, the credit quality of many emerging market countries and companies is increasing and should continue on that path in 1997.

DOLLAR BLOC PERFORMANCE

One of the differences in the second half of 1996 versus the first half is that the dollar bloc which includes Australia, Canada, New Zealand and the United States also performed very well. Interest rates, which had increased in these countries in the first half on the back of a poor U.S. market, reversed their upward trend. While longer term rates in the U.S. managed to decline slightly, yields in the rest of the dollar bloc fell substantially, on the order of 1% to 1.5%. Recognition of the continued trend of low inflation in these countries was the main contributing factor to the decline in yields.

OUTLOOK FOR 1997

Looking ahead to 1997, we believe that the most rewarding investments will be those that seek out improving credit quality situations, both on the country and company level. In particular, the return of strong growth to Latin America should provide fertile ground for many of these opportunities. We look forward to the challenges of the new year.

Maria Fiorini Ramirez and Denis P. Jamison
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

             [MFR LOGO]                           [LEXINGTON LOGO]

                         GLOBAL AGGRESSIVE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                   GLOBAL AGGRESSIVE          LEHMAN BROTHERS
                      BOND SERIES            GLOBAL BOND INDEX

                       10,000.00                10,000.00
      Jun-95            9,485.71                10,069.00
      Jul-95            9,619.05                10,140.49
      Aug-95            9,609.52                 9,907.26
      Sep-95            9,851.18                10,131.16
      Oct-95            9,920.00                10,257.80
      Nov-95            9,969.16                10,367.56
      Dec-95           10,220.30                10,521.00
      Jan-96           10,401.55                10,427.36
      Feb-96           10,169.96                10,358.54
      Mar-96           10,217.42                10,338.86
      Apr-96           10,258.45                10,293.37
      May-96           10,350.78                10,318.07
      Jun-96           10,484.82                10,428.48
      Jul-96           10,684.03                10,613.06
      Aug-96           10,851.78                10,651.27
      Sep-96           10,978.22                10,731.15
      Oct-96           11,127.87                10,964.02
      Nov-96           11,384.42                11,128.48
      Dec-96           11,403.45                11,086.19


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global Aggressive Bond Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,403. By comparison, the same $10,000 investment would have grown to $11,086 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.


                 GLOBAL AGGRESSIVE BOND SERIES
                  AVERAGE ANNUAL TOTAL RETURN
                    AS OF DECEMBER 31, 1996

               CLASS A SHARES
               One Year                  6.24%
               Since Inception (6-1-95)  8.63%

               CLASS B SHARES
               One Year                  5.67%
               Since Inception (6-1-95)  8.78%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

HIGH YIELD SERIES

The High Yield Series began operations August 5, 1996 with a primary objective of seeking high current income with a secondary objective of capital appreciation. Although the Series may invest in debt issues in any rating category below investment grade, our current focus is on issues rated BB or B, in the upper tier of the noninvestment grade range. Given the length of the current economic expansion in the United States, the possibility is increasing that we may experience a slowdown in the months to come. If this happens, the higher-rated high yield issues are likely to outperform their lower-rated
counterparts   because  of  their  stronger  balance   sheets.

LARGEST INDUSTRY REPRESENTATIONS

The largest industry concentration in the portfolio is in consumer goods, both cyclical and noncyclical. Many of the issuers will be familiar to our shareholders, including cyclical ones such as sheet and towel manufacturer Westpoint-Stevens, Inc., cable providers Rogers Cablesystems Ltd. and Century Communications, and gaming company Showboat, Inc. Others may be less familiar by name, but their services are well-known: one example is K-III Communications Corporation, publishers of Weekly Reader, Seventeen magazine, and Funk & Wagnalls dictionaries, among other products.

Among the consumer noncyclical companies in the portfolio is AMF Group, Inc., provider of bowling centers and equipment. AMF is currently designing new bowling center packages for construction in emerging market countries where industry penetration is low or nonexistent. Other consumer noncyclicals include Carrols Corporation, the largest operator of Burger King franchises, and Cott Corporation, which manufactures private-label soft drinks.

OTHER SECTORS IN THE PORTFOLIO

The portfolio at this time is underweighted in basic industries, especially those whose assets are subject to commodity pricings, such as steel and paper companies. The energy sector, where exploration and production companies have excellent cash flows, is overweighted in the portfolio versus the benchmark Lehman Brothers High Yield Index, as are nonbank financial services companies.

The High Yield Series has gained a respectable 5.20% since its August inception.(1) The performance was held back somewhat by our position in Marvel Holdings, Inc. bonds, which declined substantially in value when the company announced that they were experiencing liquidity problems. The bonds were sold out of the portfolio in November, and have dropped considerably further in price since then.

THE HIGH YIELD OUTLOOK IN 1997

As discussed earlier, our portfolio is higher in quality than many in our high yield peer group. A number of the peer funds use common stock in their portfolios, as well. In a bull market like we experienced in 1995 and 1996 those portfolios may perform better, but with the likelihood of an economic slowdown in the not-too-distant future, higher-rated issues should hold their value better. We believe that the high yield bond markets are likely to have a good year in 1997 relative to other fixed income asset classes, drawing a sizeable part of their total return from their higher coupons.

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY TAX-EXEMPT FUND

Despite a year in which presidential candidates spoke frequently of tax cuts, the tax-exempt market actually fared better than its Treasury and corporate counterparts. Municipal bond investors may be realizing that in a time when a balanced federal budget is receiving serious consideration, the likelihood of relevant tax cuts is diminished.

MATURITY RESTRUCTURING EARLY IN 1996

At the beginning of 1996 the average duration of the bonds in the Security Tax-Exempt Fund was quite long, at about 9.5 years. This hurt performance in January and February as interest rates rose rapidly. We shortened the portfolio's average maturity and duration over that time, and for the balance of the year, it performed well in line with the benchmark index.

In order to lower the volatility of the portfolio, we have reduced the number of issues that are subject to call risk. Callable bonds are ones which the issuers can buy back when interest rates decline, replacing them with lower-coupon bonds and lowering their interest expense. These issues can fluctuate widely in price as general market levels move above or below the call price, alternately reducing or increasing the likelihood that they will be called. Because of this risk, callable bonds can often be purchased at a higher yield than noncallable issues.

CREDIT RATINGS IN THE PORTFOLIO

To replace this higher yield, we have opted to take a slightly greater credit risk, purchasing some issues rated in the low-A to high BBB range. Some of these include bonds issued by colleges and universities, such as dormitory revenue bonds. We plan to buy smaller block sizes when we purchase these lower-rated issues, to minimize the impact should any issue experience credit problems. We plan to keep the average credit rating of the portfolio slightly higher than that of our peer funds. We believe that as Congress moves to balance the federal budget, many costs will be pushed down to the state and local government levels, straining those municipalities' budgets. A higher average credit rating will afford some degree of protection against unforseen problems.

CONGRESS AND TAX CUTS

As mentioned earlier, the likelihood of significant tax cuts for individuals in 1997 has been reduced by the perception that Congress is intent on presenting a proposal that will balance the budget in the next five years. It will be easier in a nonelection year to take politically unpopular steps such as cutting entitlement programs without granting an offsetting--and electorate-pleasing--favor such as reduced taxes. A climate in which tax rate uncertainty is diminished is one which is favorable for performance of tax-exempt bonds.

Greg Hamilton
Portfolio Manager


                                TAX-EXEMPT FUND
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                  LEHMAN BROTHERS
                        TAX-EXEMPT FUND         MUNICIPAL BOND INDEX

                           10,000.00                 10,000.00
      Mar-87                9,784.70                 10,241.75
      Jun-87                9,321.86                  9,963.54
      Sep-87                9,211.03                  9,716.06
      Dec-87                9,400.74                 10,150.62
      Mar-88                9,679.13                 10,499.11
      Jun-88                9,910.13                 10,702.23
      Sep-88               10,104.58                 10,975.54
      Dec-88               10,364.69                 11,179.96
      Mar-89               10,184.40                 11,254.22
      Jun-89               10,568.45                 11,920.52
      Sep-89               10,562.68                 11,928.33
      Dec-89               10,821.70                 12,387.11
      Mar-90               10,834.43                 12,442.35
      Jun-90               11,076.16                 12,733.13
      Sep-90               11,097.60                 12,740.60
      Dec-90               11,491.95                 13,290.13
      Mar-91               11,733.40                 13,589.47
      Jun-91               11,941.86                 13,880.24
      Sep-91               12,393.61                 14,420.09
      Dec-91               12,840.77                 14,904.31
      Mar-92               12,845.06                 14,949.05
      Jun-92               13,284.31                 15,516.43
      Sep-92               13,567.12                 15,929.78
      Dec-92               13,776.37                 16,219.78
      Mar-93               14,187.82                 16,821.68
      Jun-93               14,729.87                 17,372.08
      Sep-93               15,257.64                 17,958.90
      Dec-93               15,475.16                 18,210.99
      Mar-94               14,359.07                 17,211.33
      Jun-94               14,465.14                 17,401.84
      Sep-94               14,449.36                 17,520.91
      Dec-94               14,193.57                 17,269.30
      Mar-95               15,150.39                 18,490.34
      Jun-95               15,301.79                 18,936.88
      Sep-95               15,642.34                 19,481.53
      Dec-95               16,390.67                 20,284.98
      Mar-96               15,978.97                 20,040.31
      Jun-96               16,050.42                 20,193.95
      Sep-96               16,396.42                 20,656.82
      Dec-96               16,802.00                 21,183.19


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax-Exempt Fund on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $16,802. By comparison, the same $10,000 investment would have grown to $21,183 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

           CLASS A SHARES                         CLASS B SHARES
        1 Year         -2.40%               1 Year             -3.76%
        5 Years         4.50%               Since Inception     0.27%
        10 Years        5.33%               (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY CASH FUND

Money market funds in 1996 became attractive alternatives for fixed-income investors, outperforming many sectors of the bond market. Security Cash Fund returned 4.63% over the year, approximating its Lipper peer group average of 4.80%.

AVERAGE MATURITY TARGET RANGE

One of our objectives throughout the year was to keep the average maturity of the portfolio holdings within ten days of that published weekly in the IBC/Donoghue Money Fund Report. We avoid the practice of skewing the average maturity strongly, either shorter or longer than the benchmark average, in order to try to outguess the Federal Reserve Bank and their interest rate movements. We believe that a more conservative approach is appropriate in our money market funds.

SECTOR REPRESENTATION IN THE PORTFOLIO

We have been adding blocks of Small Business Administration mortgage pools with interest rates which reset monthly or quarterly based on the prime rate. These AAA-rated issues provide better yields than commercial paper, and they are U.S. Government securities, so there is no additional credit risk in buying them. The greatest risk with these instruments is that the mortgages will be prepaid at a faster-than-anticipated rate. For this reason we choose to only buy issues priced at par, so that no premium will be lost in the event of escalated prepayments. Our SBA holdings now make up about 13% of the portfolio.

We have also increased our holdings of government agency issues such as Federal Farm Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association securities. These issues, with maturities of one year or less, provide diversification from the larger position in commercial paper in the portfolio. The IBC/Donoghue average portfolio position in commercial paper is about 60%; we have reduced ours from almost 80% to the current 60% in order to be more in line with that average.

LOOKING AHEAD TO 1997

In 1996 we established an overnight funds account with the Federal Home Loan Bank in order to maximize our earnings on cash balances. We continue to study various investment alternatives for the portfolio assets in order to provide competitive interest rates in the fund.

We expect interest rates on short term fixed income investments to stay within a narrow band in 1997. When inflation has been modest, as it has for the last two years, hints of escalating economic growth cause greater fluctuations in the longer maturities of the bond markets than in the short ones. We continue to strive to provide a high quality portfolio with a competitive yield for our shareholders.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                             CORPORATE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AIR TRANSPORTATION - 4.6%
$2,000,000  Southwest Airlines Company, 7.875% - 2007 ..........    $2,117,500
 1,200,000  United Airlines, 11.21% - 2014 .....................     1,557,000
                                                                    ----------
                                                                     3,674,500

            BANKS - 14.1%
            ABN AMRO Bank NV,
 1,000,000    7.55% - 2006 .....................................     1,036,250
 1,500,000    7.30% - 2026 .....................................     1,428,750
 1,250,000  Abbey National PLC, 6.69% - 2005 ...................     1,226,563
 1,000,000  BCH Cayman Islands, Ltd., 7.70% - 2006 .............     1,032,500
 1,500,000  Bank of New York, Inc., 6.50% - 2003 ...............     1,473,750
 2,000,000  Bankers Trust of New York Corporation, 7.125% - 2006     1,997,500
 1,000,000  Maylayan Banking Berhad New York, 7.125% - 2005 ....       993,750
 2,150,000  Santander Financial Issuances, Ltd., 7.00% - 2006 ..     2,136,563
                                                                    ----------
                                                                    11,325,626

            BROKERS, DEALERS & SERVICES - 6.6%
 4,000,000  Bear Stearns Companies, Inc., 5.75% - 2001 .........     3,860,000
 1,450,000  Lehman Brothers, Inc., 7.25% - 2003 ................     1,457,250
                                                                    ----------
                                                                     5,317,250

            CABLE SYSTEMS - 4.5%
 1,750,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........     1,833,125
 2,000,000  TCI, 7.875% - 2013 .................................     1,825,000
                                                                    ----------
                                                                     3,658,125

            CONSUMER GOODS & SERVICES - 2.6%
 1,000,000  Semi-Tech Corporation, 0% - 2003(4) ................       657,500
 1,500,000  Nike, Inc.,  6.375% - 2003 .........................     1,471,875
                                                                    ----------
                                                                     2,129,375

            ELECTRONICS - 1.9%
 1,500,000  Pioneer Standards Electronics, Inc., 8.50% - 2006 ..     1,526,250

            ENTERTAINMENT - 5.4%
 1,650,000  Harrah's Operating Company, Inc., 8.75% - 2000 .....     1,685,063
   750,000  Showboat, Inc., 13.50% - 2003 ......................       826,875
 1,800,000  Station Casinos, Inc., 10.125% - 2006 ..............     1,804,500
                                                                    ----------
                                                                     4,316,438

            FINANCE - 1.2%
$1,000,000  Countrywide Capital, 8.00% - 2026 ..................      $987,500

            FOOD & BEVERAGES - 4.2%
 1,250,000  Chiquita Brands International, Inc., 10.25% - 2006 .     1,331,250
 1,000,000  Coca-Cola Enterprises Inc., 6.70% - 2036(5) ........     1,010,000
 1,000,000  Panamerican Beverages, Inc., 8.125% - 2003 .........     1,025,000
                                                                    ----------
                                                                     3,366,250

            FUNERAL HOMES - 2.2%
 1,750,000  Loewen Group International, Inc., 8.25% - 2003 .....     1,771,875

            INSURANCE - 4.0%
 1,250,000  American RE Corporation, 7.45% - 2026 ..............     1,248,438
 2,200,000  Home Holdings, Inc., 7.75% - 1998 ..................       968,000
 1,050,000  Travelers Capital Trust, 7.75% - 2036 ..............     1,018,500
                                                                    ----------
                                                                     3,234,938

            MEDIA - 3.8%
 1,750,000  Time Warner, Inc., 9.125% - 2013 ...................     1,883,438
 1,250,000  Viacom, Inc., 8.00% - 2006 .........................     1,215,625
                                                                    ----------
                                                                     3,099,063

            MISCELLANEOUS - 7.5%
 3,575,527  Bear Stearns Mortgage Securities, Inc.,
              7.75% - 2024 CMO .................................     3,460,719
 1,322,553  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO     1,345,113
 1,250,000  Securitized Asset Sales, Inc., 7.50% - 2025 CMO ....     1,250,110
                                                                    ----------
                                                                     6,055,942

            MOTOR VEHICLES - 5.0%
 2,000,000  Chrysler-Auburn Hills Trust, 12.00% - 2020 .........     3,017,500
 1,000,000  Ford Motor Company, 7.25% - 2008 ...................     1,010,000
                                                                    ----------
                                                                     4,027,500

            NATURAL GAS COMPANIES - 1.2%
 1,000,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       992,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                        CORPORATE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            OIL & GAS COMPANIES - 2.6%
$1,000,000  Seagull Energy Corporation, 8.625% - 2005 ..........    $1,037,500
 1,000,000  Union Pacific Resources, 7.50% - 2026 ..............     1,017,500
                                                                    ----------
                                                                     2,055,000

            PAPER & LUMBER PRODUCTS - 1.7%
 1,250,000  Domtar, Inc., 9.50% - 2016 .........................     1,371,875

            PUBLISHING & PRINTING - 2.6%
   375,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       338,438
 1,700,000  Valassis Inserts, Inc., 9.375% - 1999 ..............     1,751,000
                                                                    ----------
                                                                     2,089,438

            REAL ESTATE - 1.9%
   820,000  Chelsea GCA Realty, Inc., 7.75% - 2001 .............       837,425
   750,000  Simon DeBartolo Group, Ltd., 6.875% - 2006 .........       729,375
                                                                    ----------
                                                                     1,566,800

            WASTE MANAGEMENT - 1.3%
 1,000,000  Waste Management, 7.10% - 2026(5) ..................     1,030,000

            STEEL & METAL PRODUCTS - 1.0%
   750,000  AK Steel Corporation, 10.75% - 2004 ................       817,500

            TELECOMMUNICATION EQUIPMENT - 3.9%
 3,000,000  Comsat Corporation, 8.125% - 2004 ..................     3,168,750
                                                                    ----------

            Total corporate bonds--Corporate
              Bond Series - 83.8% ..............................    67,582,495

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            -----------------------------------------
            U.S. Government Agencies - 8.8%
            Federal Home Loan Mortgage Corporation,
 1,500,000    7.974% - 2005 ....................................     1,508,940
   751,931    8.80% - 2020 CMO .................................       768,652
   750,000    9.00% - 2020 CMO .................................       763,009
   750,000    6.50% - 2021 CMO .................................       683,749
   929,897    7.00% - 2021 CMO .................................       854,822
            Federal National Mortgage Association,
 1,500,000    0% - 2004(4) .....................................     1,472,085
   989,433    9.30% - 2019 CMO .................................     1,011,628
                                                                    ----------
                                                                     7,062,885

PRINCIPAL
AMOUNT OR
NUMBER OF   GOVERNMENT & GOVERNMENT                                     MARKET
 SHARES     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 1.2%
$1,000,000    5.625% - 1998 ....................................      $995,390
                                                                    ----------
            Total government & government agency securities -
              Corporate Bond Series - 10.0% ....................     8,058,275

            PREFERRED STOCK
            ------------------------------------------

            ELECTRIC COMPANIES - 0.1%
     3,100  Georgia Power Capital Trust, $1.9375 ...............        77,500
                                                                    ----------

            Total preferred stock--Corporate Bond Series - 0.1%.        77,500
                                                                    ----------
            Total investments - Corporate Bond Series - 93.9% ..    75,718,270

            Cash and other assets, less liabilities - 6.1% .....     4,945,375
                                                                    ----------
            Total net assets - Corporate Bond Series - 100.0% ..   $80,663,645
                                                                    ==========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

            U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ----------------------------------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
  $700,000    7.125% - 2001 ....................................      $710,731

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 32.3%
  $600,000    7.40% - 2004 .....................................       630,168
  $500,000    6.69% - 2011 .....................................       477,420
$1,000,000    8.10% - 2019 .....................................     1,121,370
  $500,000    8.28% - 2025 .....................................       578,175
                                                                    ----------
                                                                     2,807,133

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 34.9%
  $680,151    8.50% - 2024 .....................................       707,105
  $694,219    7.75% - 2025 .....................................       701,371
  $819,474    8.00% - 2026 .....................................       832,013
  $264,386    8.25% - 2026 .....................................       271,822
  $522,929    7.50% - 2034 .....................................       520,494
                                                                    ----------
                                                                     3,032,805

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (CONTINUED)

PRINCIPAL   U.S. GOVERNMENT & GOVERNMENT                                MARKET
 AMOUNT     AGENCY SECURITIES (CONTINUED)                               VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 15.0%
  $810,000    7.25% - 1998 .....................................      $823,090
   460,000    8.00% - 1999 .....................................       481,717
                                                                    ----------
                                                                     1,304,807

            U.S. TREASURY BONDS - 7.7%
   600,000    8.75% - 2008 .....................................       674,448
                                                                    ----------
            Total investments - U.S. Government Series - 98.1% .     8,529,924
            Cash and other assets, less liabilities - 1.9% .....       167,475
                                                                    ----------
            Total net assets - U.S. Government Series - 100.0% .    $8,697,399
                                                                    ==========

                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

            CORPORATE BONDS
            ------------------------------------------
            ALUMINUM - 2.7%
  $148,000  Alcan Aluminum, Ltd., 9.20% - 2001 .................      $152,810

            AUTOMOBILE REPAIR - 2.8%
   150,000  Speedy Muffler King, Inc., 10.875% - 2006 ..........       160,500

            BANKS - 2.1%
   110,000  First Union Corporation, 8.125% - 2002 .............       117,563

            CABLE - 5.0%
   125,000  Paging Network, 10.00% - 2008 ......................       126,406
   150,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       157,125
                                                                    ----------
                                                                       283,531

            CONSUMER GOODS - 2.2%
   125,000  Cole National Group, Inc., 9.875% - 2006 ...........       128,750

            ELECTRIC COMPANIES - 2.6%
   150,000  Consolidated Edison Company of New York,
              6.625% - 2002 ....................................       150,000

            ELECTRIC & GAS COMPANIES - 2.8%
   150,000  Public Service Electric & Gas Company, 8.75% - 1999.       157,875

            ELECTRONICS - 3.6%
   200,000  Pioneer Standard Electronics, Inc., 8.50% - 2006 ...       203,500

            FINANCE - 10.9%
  $150,000  Ford Motor Credit Company, 8.375% - 2000 ...........      $157,688
   150,000  Household Finance Corporation, 8.00% - 2004 ........       159,750
   150,000  International Lease Finance Corporation,
              8.25% - 2000 .....................................       157,125
   150,000  MCN Investment Corporation, 6.32% - 2003 ...........       147,000
                                                                    ----------
                                                                       621,563

            FOOD & BEVERAGE TRADE - 1.8%
   100,000  FEMSA Fomento Economico Mexicano SA, 9.50% - 1997 ..       101,375

            INSURANCE - 3.3%
   100,000  Home Holdings, Inc., 7.75% - 1998 ..................        44,000
   150,000  Travelers Capital Trust, 7.75% - 2036 ..............       145,500
                                                                    ----------
                                                                       189,500

            MISCELLANEOUS - 4.0%
   122,860  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO       124,956
   100,000  Sears Mortgage Securities Corporation,
              8.50% - 2022 CMO .................................       102,959
                                                                    ----------
                                                                       227,915

            NATURAL GAS COMPANIES - 6.3%
   200,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       198,500
   150,000  Vastar Resources, Inc., 8.75% - 2005 ...............       162,938
                                                                    ----------
                                                                       361,438

            OIL & GAS COMPANIES - 2.7%
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625

            PUBLISHING & PRINTING - 1.8%
   100,000  Valassis Inserts, Inc., 9.375% - 1999 ..............       103,000

            RETAIL TRADE - 2.7%
   150,000  Wal-Mart Stores, Inc., 7.50% - 2004 ................       156,563

            SANITARY SERVICES - 2.8%
   150,000  WMX Technologies, Inc., 8.25% - 1999 ...............       157,313

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            TOBACCO PRODUCTS - 2.8%
  $150,000  Dimon, Inc., 8.875% - 2006 .........................      $156,938
                                                                    ----------
            Total corporate bonds - Limited Maturity
              Bond Series - 62.9% ..............................     3,585,759

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ------------------------------------------

            CANADIAN GOVERNMENT AGENCIES - 2.9%
   150,000  Province of Quebec, 8.625% - 2005 ..................       164,813

            U.S. GOVERNMENT AGENCIES - 24.0%
            Federal Home Loan Mortgage Corporation,
   200,000    8.00% - 2020 CMO .................................       203,089
    44,000    8.50% - 2020 CMO .................................        45,408
   186,000    8.00% - 2024 .....................................       189,348

            Federal National Mortgage Association,
   200,000    0% - 2004(4) .....................................       196,278
   150,000    8.50% - 2005 .....................................       157,602
   126,040    5.70% - 2008 CMO .................................       120,672
   118,000    7.50% - 2019 CMO .................................       118,563
   100,000    7.00% - 2020 CMO .................................        98,389
   100,000    6.75% - 2021 CMO .................................        98,703
   160,487    6.50% - 2023 CMO .................................       138,012
                                                                    ----------
                                                                     1,366,064
                                                                    ----------

            Total government & government agency securities -
              Limited Maturity Bond Series - 26.9% .............     1,530,877
                                                                    ----------

            Total investments - Limited Maturity
              Bond Series - 89.8% ..............................     5,116,636

            Cash and other assets, less liabilities - 10.2% ....       582,273
                                                                    ----------

            Total net assets - Limited Maturity
              Bond Series - 100.0% .............................    $5,698,909
                                                                    ==========

                              SECURITY INCOME FUND
                         GLOBAL AGGRESSIVE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     GOVERNMENT OBLIGATIONS                                      VALUE
--------------------------------------------------------------------------------

            ARGENTINA - 4.5%
  $225,000  Republic of Argentina, 9.25% - 2001 ................      $229,219

            AUSTRALIA - 8.6%
   250,000  Commonwealth of Australia, 9.00% - 2004(3) .........       218,275
   290,000  New South Wales Treasury Corporation,
              6.50% - 2006(3) ..................................       213,347
                                                                    ----------
                                                                       431,622

            BRAZIL - 4.0%
  $275,342  Government of Brazil C, 4.50% - 2014 ...............       203,496

            COSTA RICA - 4.7%
  $300,000  Banco Costa Rica, 6.25% - 2010 .....................       238,500

            DOMINICAN REPUBLIC - 3.8%
  $250,000  Central Bank of Dominican Republic, 6.375% - 2024 ..       190,625

            GREECE - 4.1%
50,000,000  Hellenic Republic, 14.00% - 2003(3) ................       205,525

            HUNGARY - 3.8%
30,000,000  Government of Hungary, 21.00% - 1999(3) ............       189,372

            JORDAN - 2.9%
  $250,000  Kingdom of Jordan, 4.00% - 2023 ....................       148,125

            NEW ZEALAND - 4.1%
   300,000  New Zealand Government, 6.50% - 2000(3) ............       208,929

            POLAND - 7.3%
 1,120,000  Government of Poland, 16.00% - 1998(3) .............       369,024

            PORTUGAL - 8.8%
            Obrig Do Tes Medio Prazo,
20,000,000    11.875% - 2000(3) ................................       149,895
35,000,000    11.875% - 2005(3) ................................       295,546
                                                                    ----------
                                                                       445,441

            SOUTH AFRICA - 3.5%
 1,000,000  Republic of South Africa, 12.00% - 2005(3) .........       174,846

            SPAIN - 3.7%
20,000,000  Bonos Y Oblig Del Estado, 10.15% - 2006(3) .........       187,661
                                                                    ----------

            Total government obligations - Global Aggresive
              Bond Series - 63.8% ..............................     3,222,385

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            CANADA - 9.8%
  $237,000  CHC Helicopter, 11.50% - 2002 ......................      $242,925
   100,000  Roger's Communication, Inc., 10.50% - 2006(3) ......        76,161
   200,000  Stelco, Inc., 10.40% - 2009(3) .....................       172,465
                                                                    ----------
                                                                       491,551

            CZECH REPUBLIC - 4.4%
 2,500,000  CEZ, A.S., 11.30% - 2005(3) ........................        92,809
 3,500,000  Skofin, S.R.O., A.S., 11.625% - 1998(3) ............       129,187
                                                                    ----------
                                                                       221,996

            DENMARK - 6.3%
 1,000,000  Nykredit, 7.00% - 2026(3) ..........................       159,606
 1,000,000  Realkredit Danmark, 7.00% - 2026(3) ................       158,894
                                                                    ----------
                                                                       318,500

            THAILAND - 4.3%
 5,200,000  Italian-Thai Development Company, 12.50% - 2005(3) .       218,374
                                                                    ----------
            Total corporate bonds - Global Aggressive
              Bond Series - 24.8% ..............................     1,250,421

            SHORT-TERM INVESTMENTS
            ------------------------------------------

            INDONESIA - 6.1%

500,000,000 Asia Pulp & Paper, 0% - 4-29-97(3) .................       201,594
250,000,000 Chase Manhattan Bank Time Deposit,
              14.00% - 1-16-97(3) ..............................       105,820
                                                                    ----------
                                                                       307,414
                                                                    ----------

            Total short term investments - Global
              Aggressive Bond Series - 6.1% ....................       307,414
                                                                    ----------
            Total investments - Global Aggressive
              Bond Series - 94.7% ..............................     4,780,220

            WRITTEN OPTIONS - (0.1%)
  $275,342  Call Option on Government of Brazil
              C Bond, strike price 72.75 USD, 1-97
              (premium $3,050) .................................        (5,979)

            Cash and other assets, less liabilities - 5.4% .....       273,007
                                                                    ----------
            Total net assets - Global Aggressive
              Bond Series - 100.0% .............................    $5,047,248
                                                                    ==========

                              SECURITY INCOME FUND
                             HIGH YIELD BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            APPAREL - 3.0%
  $150,000  Tultex Corporation, 10.625% - 2005 .................      $163,312

            AUTOMOBILES - 3.2%
   170,000  Exide Corporation, 10.00% - 2005 ...................       177,225

            BANKS & CREDIT - 1.9%
   100,000  B.F. Saul Reit, 11.625% - 2002 .....................       107,500

            BEVERAGES - 3.7%
   100,000  Cott Corporation, 9.375% - 2005 ....................       103,000
   100,000  Delta Beverage Group, 9.75% - 2003 .................       102,250
                                                                    ----------
                                                                       205,250

            BROADCAST MEDIA - 4.4%
   135,000  Allbritton Communications Company, 11.50% - 2004 ...       143,100
   100,000  Heritage Media Corporation, 8.75% - 2006 ...........        96,500
                                                                    ----------
                                                                       239,600

            CHEMICALS - 3.3%
   170,000  Envirodyne Industries, Inc., 12.00% - 2000 .........       180,837

            CABLE SYSTEMS - 9.5%
   100,000  Cablevision Systems Corporation, 10.75% - 2004 .....       104,000
   100,000  Century Communications, 9.50% - 2005 ...............       102,500
   135,000  Comcast Corporation, 9.125% - 2006 .................       138,037
   170,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       178,075
                                                                    ----------
                                                                       522,612

            CONSUMER GOODS - 1.2%
   100,000  Semi-Tech Corporation, 0% - 2003(4) ................        65,750

            ELECTRIC UTILITIES - 5.5%
   135,000  AES Corporation, 10.25% - 2006 .....................       145,800
   150,000  Cal Energy Company Inc., 9.50% - 2006 ..............       154,500
                                                                    ----------
                                                                       300,300

            ENTERTAINMENT - 5.0%
   180,000  Showboat, Inc., 9.25% - 2008 .......................       177,075
   100,000  Station Casinos, Inc., 10.125% - 2006 ..............       100,250
                                                                    ----------
                                                                       277,325

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       HIGH YIELD BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FINANCIAL SERVICES - 1.9%
  $100,000  Dollar Financial Group, 10.875% - 2006 .............      $103,000

            FOOD PROCESSING - 2.6%
   135,000  TLC Beatrice International Holdings, 11.50% - 2005 .       143,100

            HEALTH CARE SERVICES - 1.8%
   100,000  Regency Health Services, 9.875% - 2002 .............       101,250

            MANUFACTURING - 3.8%
   100,000  Sequa Corporation, 9.375% - 2003 ...................       101,000
   100,000  Shop Vac Corporation, 10.625% - 2003 ...............       105,250
                                                                    ----------
                                                                       206,250

            MEDICAL - 1.9%
   100,000  Maxxim Medical, 10.50% - 2006 ......................       104,500

            MISCELLANEOUS - 1.8%
   100,000  Jordan Industries, 10.375% - 2003 ..................        98,750

            OIL & GAS COMPANIES - 5.3%
   135,000  Maxus Energy, 9.50% - 2003 .........................       136,688
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625
                                                                    ----------
                                                                       292,313

            PACKAGING & CONTAINERS - 1.9%
   100,000  Plastic Containers, Inc., 10.00% - 2006 ............       103,250

            PETROLEUM - 1.9%
   100,000  Crown Central Petroleum, 10.875% - 2005 ............       102,125

            PUBLISHING & PRINTING - 6.2%
   170,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       153,425
   180,000  KIII Communications Corporation, 10.625% - 2002 ....       189,000
                                                                    ----------
                                                                       342,425

            RECREATION - 1.9%
   100,000  AMF Group, Inc., 10.875% - 2006 ....................       105,500

            RESTAURANTS - 2.6%
   135,000  Carrols Corporation, 11.50% - 2003 .................       143,438

            STEEL & METAL PRODUCTS- 0.9%
    50,000  AK Steel Corporation, 9.125% - 2006 ................        51,375

            TEXTILES - 4.4%
  $100,000  Pillowtex Corporation, 10.00% - 2006 ...............      $104,000
  $135,000  Westpoint Stevens, Inc., 9.375% - 2005 .............       138,713
                                                                    ----------
                                                                       242,713

            TOBACCO PRODUCTS - 2.6%
  $135,000  Dimon, Inc., 8.875% - 2006 .........................       141,244

            TRANSPORTATION - 6.0%
  $135,000  Teekay Shipping Corporation, 8.32% - 2003 ..........       135,000
  $175,000  Atlas Air, Inc., 12.25% - 2002 .....................       194,031
                                                                    ----------
                                                                       329,031
                                                                    ----------

            Total corporate bonds- High Yield
              Bond Series - 88.2% ..............................     4,849,975

            PREFERRED STOCK
            ------------------------------------------

            BANKING & CREDIT - 3.6%
     1,750  First Nationwide Bank ..............................       200,375
                                                                    ----------

            Total preferred stock - High Yield
              Bond Series 3.6% .................................       200,375
                                                                    ----------
            Total investments - High Yield Bond Series - 91.8% .     5,050,350
            Cash and other assets, less liabilities - 8.2% .....       448,756
                                                                    ----------
            Total net assets - High Yield Bond Series - 100.0% .    $5,499,106
                                                                    ==========

                            SECURITY TAX-EXEMPT FUND

            MUNICIPAL BONDS
            ------------------------------------------

            CIVIC CENTER DEVELOPMENT REVENUE - 1.0%
  $250,000  District of Columbia Redevelopment Washington D.C.
              Sports Arena, 5.40% - 2000 .......................      $251,250

            EDUCATION REVENUE - 22.7%
$1,000,000  Illinois Chicago School, Series A, 4.90% - 2005 ....       993,750
  $480,000  Iowa Higher Education St. Ambrose, 5.75% - 2011 ....       463,200
$1,000,000  Island County Washington School District
              South Whidbey, 6.75% - 2007 ......................     1,148,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     MUNICIPAL BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            EDUCATION REVENUE, CONTINUED

$1,000,000  Federal Way, Washington School District,
              4.80% - 2007 .....................................      $967,500

   500,000  Mukwanago, Wisconsin School District, 5.00% - 2004 .       506,250

 1,000,000  North Brunswick Township, New Jersey Board
              of Education, 6.30% - 2013 .......................     1,066,250

   500,000  Northfield, Minnesota School District #659,
              4.80% - 2007 .....................................       490,000
                                                                    ----------
                                                                     5,635,700

            ELECTRIC UTILITY REVENUE - 17.5%
 1,000,000  Georgia Municipal Electric Authority, 5.25% - 2025 .       941,250
 1,200,000  Massachusetts Municipal Wholesale Electric Company
              Power Supply System, Series B, 6.625% - 2004 .....     1,299,000
 1,000,000  Nebraska Public Power District Revenue,
              Series A, 6.25% - 2022 ...........................     1,032,500
 1,000,000  Washington Public Power Supply System Revenue
              Nuclear Project #2, 6.30% - 2012 .................     1,068,750
                                                                    ----------
                                                                     4,341,500

            GENERAL OBLIGATION - 16.7%
 1,000,000  Clark County, Nevada School District, Series A,
              5.50% - 2016 .....................................       986,250
 1,000,000  Dade County Florida, 5.75% - 2001 ..................     1,050,000
 1,000,000  State of Illinois, 6.10% - 2003 ....................     1,073,750
 1,000,000  Tulsa, Oklahoma, 5.125% - 2000 .....................     1,021,250
                                                                    ----------
                                                                     4,131,250

            HIGHWAY REVENUE - 5.9%
 1,400,000  Harris County, Texas, Series A, Toll Road & Tax,
              6.125% - 2020 ....................................     1,475,250

            POLLUTION CONTROL - 4.1%
 1,000,000  Kansas City, Kansas General Motors Corporation
              Project, 5.45% - 2006 ............................     1,012,500

            PORTS & HARBORS - 2.1%
   500,000  Kansas City, Missouri Port Authority
              Riverfront Park, 5.75% - 2005 ....................       513,125

            SALES TAX REVENUE - 5.2%
 1,300,000  Los Angeles, California, 5.625% - 2018 .............     1,293,500

            SEWER REVENUE - 17.1%
$1,000,000  DuPage County, Illinois Stormwater
              Project Refunding, 5.60% - 2021 ..................    $1,017,500
 1,000,000  Houston, Texas Water & Sewer System
              Revenue Series A, 6.20% - 2020 ...................     1,046,250
 1,000,000  King County Washington Sewer
              Revenue Series A, 6.25% - 2034 ...................     1,050,000
 1,100,000  Los Angeles, CA Wastewater System
              Revenue, 6.00% - 2014 ............................     1,139,875
                                                                    ----------
                                                                     4,253,625

            VARIOUS PURPOSE REVENUE - 4.0%
 1,000,000  Denver Metropolitan Major League Baseball Stadium
              Project, 4.00% - 1999 ............................       988,750
                                                                    ----------

            Total investments - Tax-Exempt Fund - 96.3% ........    23,896,450

            Cash and other assets, less liabilities - 3.7% .....       918,053
                                                                    ----------
            Total net assets - Tax-Exempt Fund - 100.0% ........   $24,814,503
                                                                    ==========

                               SECURITY CASH FUND

            COMMERCIAL PAPER
            ------------------------------------------
            BROKERAGE - 2.8%
$1,277,000  Merrill Lynch & Company, Inc.,
              5.34%, 1-15-97 ...................................       $99,792
              5.33%, 1-22-97 ...................................       722,746
              5.35%, 2-4-97 ....................................        99,494
              5.35%, 2-6-97 ....................................       350,117
                                                                    ----------
                                                                     1,272,149

            COMBINATION GAS & ELECTRIC - 4.7%
   440,000  Baltimore Gas & Electric Company, 5.35%, 1-17-97 ...       438,954
   700,000  Central Illinois Light Company, 5.85%, 1-13-97 .....       698,635
 1,000,000  Madison Gas & Electric Company, 5.40%, 1-15-97 .....       997,900
                                                                    ----------
                                                                     2,135,489

            COMPUTER SYSTEMS - 4.0%
 1,800,000  International Business Machines Corporation,
              5.39%, 1-8-97 ....................................       998,952
              5.31%, 2-24-97 ...................................       793,628
                                                                    ----------
                                                                     1,792,580

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                         SECURITY CASH FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     COMMERCIAL PAPER (CONTINUED)                                VALUE
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES - 11.0%
  $100,000  Idaho Power Company, 6.15%, 1-16-97 ................       $99,744
 1,611,000  Interstate Power Company,
              5.37%, 1-14-97 ...................................       210,591
              5.40%, 1-15-97 ...................................       399,160
              5.55%, 2-19-97 ...................................       992,446
 1,301,000  Massachusetts Electric Company,
              6.05%, 1-2-97 ....................................       550,907
              6.00%, 1-3-97 ....................................       749,750
 2,000,000  Southern California Edison Company, 5.35%, 1-13-97 .     1,996,433
                                                                    ----------
                                                                     4,999,031

            ELECTRONICS - 4.4%
 2,000,000  Avnet, Inc., 5.42%, 1-6-97 .........................     1,998,494

            ENGINEERING - 4.9%
 2,250,000  Fluor Corporation, 5.37%, 1-29-97 ..................     2,240,603

            FOOD PROCESSING - 1.5%
   700,000  McCormick & Company, Inc., 5.31%, 1-10-97 ..........       699,071

            INDUSTRIAL SERVICES - 2.7%
 1,250,000  PPG Industries, Inc., 5.32%, 2-10-97 ...............     1,242,611

            LEASING - 3.1%
 1,400,000  International Lease Finance Corporation,
              5.30%, 1-23-97 ...................................     1,395,466

            NATURAL GAS - 1.9%
   800,000  Bay State Gas Company, 5.35%, 1-24-97 ..............       797,266

            POLLUTION CONTROL - 4.4%
 2,000,000  Engelhard Corporation, 5.32%, 2-14-97 ..............     1,986,996

            RETAIL--GROCERY - 4.5%
 2,050,000  Winn-Dixie Stores, 5.38%, 1-28-97 ..................     2,041,728

            TOBACCO - 4.4%
 2,000,000  B.A.T. Capital Corporation, 5.38%, 1-17-97 .........     1,995,218

            WASTE - 5.9%
 2,700,000  WMX Technologies, Inc., 5.40%, 1-24-97 .............     2,690,685
                                                                    ----------
            Total commercial paper - Cash Fund - 60.2% .........    27,287,387

PRINCIPAL   U.S.GOVERNMENT & GOVERNMENT                                 MARKET
 AMOUNT     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            FEDERAL FARM CREDIT BANKS - 2.2%
$1,000,000    4.95%, 3-3-97 ....................................      $997,031

            FEDERAL HOME LOAN BANK - 4.4%
 2,000,000    5.63%, 12-17-97 ..................................     2,000,000

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.6%
 3,000,000    4.97%, 3-10-97 ...................................     2,998,077

            SBA POOLS - 13.1%
 1,853,960    6.50% - 2017(1) ..................................     1,871,455
 1,129,571    5.875% - 2018(2) .................................     1,133,807
   944,512    5.875% - 2020(2) .................................       944,512
   989,217    5.75% - 2021(2) ..................................       989,836
   976,265    5.75% - 2021(2) ..................................       976,875
                                                                    ----------
                                                                     5,916,485
                                                                    ----------
            Total U.S. government & government agency
              securities - Cash Fund - 26.3% ...................    11,911,593
                                                                    ----------
            Total investments - Cash Fund - 86.5% ..............    39,198,980
            Cash and other assets, less liabilities - 13.5% ....     6,131,744
                                                                    ----------
            Total net assets - Cash Fund - 100.0% ..............   $45,330,724
                                                                    ==========

The identified cost of investments owned at December 31, 1996, was the same for federal income tax and book purposes, except for the Corporate Bond Series for which the identified cost for federal income tax purposes was $75,921,420.

CMO - (Collateralized Mortgage Obligation)
1    Variable rate security which may be reset the first of each month.
2    Variable rate security which may be reset the first of each quarter.
3 Principal amount on foreign bonds is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.
4 Deferred interest obligation; currently zero coupon under terms of initial offering.
5 Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES     FUND           FUND
                                       ---------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified
  cost $75,920,997, $8,368,335,
  $5,053,086, $4,636,461, $4,903,283,
  $23,444,597 and $11,911,593,
  respectively) .....................  $75,718,270  $8,529,924   $5,116,636   $4,780,220    $5,050,350    $23,896,450   $11,911,593
Commercial paper, at amortized cost
  which approximates market value ...           --          --           --           --            --             --    27,287,387
Cash ................................    3,819,126      19,657      480,863       10,832       335,499        470,572            --
Receivables:
  Fund shares sold ..................        3,058       2,955        4,664          176           323            226     6,253,739
  Securities sold ...................       30,883          --        1,724      110,392            --             --        65,162
  Interest ..........................    1,376,532     150,717      109,306      162,365       116,259        459,712       136,935
  Security Management Company .......        1,370         427          715          104           158             --            --
Prepaid expense .....................        2,573       3,798        2,809           --            --          9,129        13,303
Forward foreign exchange contracts ..           --          --           --        4,917            --             --            --
                                      ------------ -----------  -----------   ----------   -----------   ------------  ------------
       Total assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============ ===========  ===========   ==========   ===========   ============  ============

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for fund shares redeemed ..     $201,806         $--       $9,800          $--           $--            $--       $70,126
  Dividends payable to shareholders .           --          --           --        1,460            --             --       163,788
  Written call options outstanding ..           --          --           --        5,979            --             --            --
  Cash overdraft ....................           --          --           --           --            --             --        41,507
  Other liabilities:
    Management fees .................       35,769          --           --           --            --         10,762        24,897
    12b-1 distribution plan fees ....       22,667       2,591        1,694        2,033         2,972          1,180            --
    Custodian and transfer agent fees       10,725       4,304        3,165        3,316            80          1,353        11,529
    Administration fees .............        6,438         786          426          188           431          1,937         1,725
    Professional fees ...............        4,502       1,094        2,427          942            --          2,530         5,003
    Miscellaneous ...................        6,260       1,304          296        7,840            --          3,824        18,820
                                        ----------  ----------   ----------  -----------   -----------     ----------   ------------
       Total liabilities ............      288,167      10,079       17,808       21,758         3,483         21,586       337,395

Net Assets:
Paid in capital .....................   93,223,300   9,514,029    5,704,923    4,885,064     5,387,903     25,834,978    45,330,724
Undistributed net investment
  income (loss) .....................           --         158           --      117,348           721          5,559            --
Accumulated undistributed net realized
  loss on sale of investments and
  foreign currency transactions .....  (12,356,928)   (978,377)     (69,564)     (99,652)      (36,585)    (1,477,887)           --
Net unrealized appreciation
  (depreciation) in value of investments
  and translation of assets and
  liabilities in foreign currency ...     (202,727)    161,589       63,550      144,488       147,067        451,853            --
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
    Net assets ......................   80,663,645   8,697,399    5,698,909    5,047,248     5,499,106     24,814,503    45,330,724
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
       Total liabilities and
         net assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============  ==========  ===========  ===========  ============   ============  ============

CLASS "A" SHARES
Capital shares outstanding ..........   10,681,022   1,704,844      486,912      338,604       181,468      2,397,740    45,330,724
Net assets ..........................  $73,360,359  $8,036,075   $4,937,697   $3,506,595    $2,780,234    $23,304,115   $45,330,724
Net asset value per share (net assets
  divided by shares outstanding) ....        $6.87       $4.71       $10.14       $10.36        $15.32          $9.72         $1.00
Add: Selling commission
  (4.75% of offering price)
  (excluding Cash Fund) .............         0.34        0.23         0.51          .52           .76           0.48            --
                                      ------------ ----------- ------------ ------------  ------------   ------------  ------------
Offering price per share
  (net asset value
  divided by 95.25%) ................        $7.21       $4.94       $10.65       $10.88        $16.08         $10.20         $1.00
                                      ============ =========== ============ ============  ============   ============  ============
CLASS "B" SHARES
Capital shares outstanding ..........    1,057,722     140,328       75,091      148,027       177,479        155,270            --
Net assets ..........................   $7,303,286    $661,324     $761,212   $1,540,653    $2,718,872     $1,510,388            --
Net asset value per share
  (net assets divided
  by shares outstanding) ............        $6.90       $4.71       $10.14       $10.41        $15.32          $9.73            --
                                      ============ =========== ============ ============  ============   ============  ============

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest ..........................   $6,648,760    $761,589     $403,999     $575,957      $192,134     $1,362,359    $2,640,745

EXPENSES
  Management fees ...................      440,214      55,727       26,161       34,900        12,264        120,946       247,304
  Transfer/maintenance fees .........      106,615      18,012        3,875        1,269           274         16,538       130,682
  12b-1 distribution plan fees ......      263,503      31,385       19,017       22,956        13,262         12,756            --
  Administration fees ...............       79,239       9,690        4,638       41,952         1,920         22,530        21,721
  Custodian fees ....................       12,146       4,600        4,478       10,519           462          1,345         8,824
  Directors' fees ...................        8,940       1,122          520          385            --         11,241        11,766
  Professional fees .................        1,746          --        7,514        9,739         3,000             --         3,131
  Registration fees .................       23,243      16,374       15,016       19,296        20,855         23,076        45,264
  Other expenses ....................       14,200       1,267        1,105        1,444           709          4,092        16,556
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------
                                           949,846     138,177       82,324      142,460        52,746        212,524       485,248

  Less: Earnings credits applied ....       (2,590)     (1,365)      (1,687)          --            --         (1,345)       (2,633)
    Reimbursement of expenses .......      (10,663)    (60,974)     (27,868)     (38,590)      (12,264)        (2,358)           --
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------

       Total expenses ...............      936,593      75,838       52,769      103,870        40,482        208,821       482,615
                                      ------------ ----------- ------------  ------------ ------------   ------------  ------------
         Net investment income ......    5,712,167     685,751      351,230      472,087       151,652      1,153,538     2,158,130

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    during the period on:
    Investments .....................   (1,347,012)    182,946      (46,509)     133,869       (36,585)        56,324            --
    Foreign currency transactions ...           --          --           --     (174,582)           --             --            --
                                      ------------ ----------- ------------  ----------- -------------   ------------  ------------
      Net realized gain (loss) ......   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --

  Net change in unrealized
    appreciation (depreciation)
    during the period on:
      Investments ...................   (5,522,985)   (735,463)    (186,260)      71,369       147,067       (671,331)           --
      Translation of assets and
        liabilities in foreign
        currencies ..................           --          --           --        3,699            --             --            --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net unrealized appreciation
      (depreciation) ................   (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net gain (loss) .................   (6,869,997)   (552,517)    (232,769)      34,355       110,482       (615,007)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------
      Net increase (decrease)
        in net assets resulting
        from operations .............  ($1,157,830)   $133,234     $118,461     $506,442      $262,134       $538,531    $2,158,130
                                      ============ ===========  ===========   ==========  ============   ============  ============

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income .............   $5,712,167    $685,751     $351,230     $472,087      $151,652     $1,153,538    $2,158,130
  Net realized gain (loss) ..........   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --
  Unrealized appreciation
    (depreciation) during the period    (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
     Net increase (decrease) in
       net assets resulting
       from operations ..............   (1,157,830)    133,234      118,461      506,442       262,134        538,531     2,158,130

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (5,393,982)   (655,579)    (304,962)    (210,236)      (79,996)    (1,107,445)   (2,158,130)
    Class B .........................     (343,417)    (32,686)     (47,156)     (85,158)      (70,935)       (44,319)           --
  In excess of net realized gain
    Class A .........................           --          --           --      (74,660)           --             --            --
    Class B .........................           --          --           --      (32,900)           --             --            --
  Tax return of capital
    Class A .........................           --          --       (5,684)          --            --             --            --
    Class B .........................           --          --         (879)          --            --             --            --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Total distributions to
        shareholders ................   (5,737,399)   (688,265)    (358,681)    (402,954)     (150,931)    (1,151,764)   (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    8,731,109   1,930,782    2,444,146      255,854     2,644,208      1,613,431   310,586,017
    Class B .........................    3,464,361     375,419      269,401       79,004     2,611,381        579,929            --
  Dividends reinvested
    Class A .........................    4,241,649     543,532      284,749      283,688        79,998        626,193     1,969,086
    Class B .........................      304,987      26,151       47,452      110,636        70,935         31,495            --
  Cost of shares redeemed
    Class A .........................  (26,834,054) (3,998,800)    (913,142)     (66,489)          (48)    (3,379,177) (305,382,279)
    Class B .........................   (1,793,517)   (286,899)    (267,281)    (127,192)      (18,571)      (260,053)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Net increase (decrease) from
        capital share transactions ..  (11,885,465) (1,409,815)   1,865,325      535,501     5,387,903       (788,182)    7,172,824
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
         Total increase (decrease)
           in net assets ............  (18,780,694) (1,964,846)   1,625,105      638,989     5,499,106     (1,401,415)    7,172,824

NET ASSETS:
  Beginning of period ...............   99,444,339  10,662,245    4,073,804    4,408,259            --     26,215,918    38,157,900
                                       -----------  ----------   ----------   ----------    ----------    -----------   -----------
  End of period .....................  $80,663,645  $8,697,399   $5,698,909   $5,047,248    $5,499,106    $24,814,503   $45,330,724
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

  Undistributed net investment
    income ..........................          $--        $158          $--     $117,348          $721         $5,559           $--
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

    (a) Shares issued and redeemed:
        Shares sold
          Class A ...................    1,257,439     408,653      236,285       24,675       176,201        167,132   310,586,017
          Class B ...................      497,238      79,022       25,885        7,907       174,028         59,521            --
        Dividends reinvested
          Class A ...................      608,432     115,124       27,590       27,930         5,270         65,031     1,969,086
          Class B ...................       43,584       5,533        4,593       10,901         4,677          3,268            --
        Shares redeemed
          Class A ...................   (3,860,010)   (845,356)     (88,496)      (6,449)           (3)      (350,952) (305,382,279)
          Class B ...................     (256,329)    (61,304)     (25,864)     (12,357)       (1,226)       (27,117)           --

        Net increase (decrease) .....   (1,709,646)   (298,328)     179,993       52,607       358,947        (83,117)    7,172,824
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         SECURITY INCOME FUND
                                       ---------------------------------------------------------
                                       CORPORATE         U.S.        LIMITED          GLOBAL          SECURITY       SECURITY
                                         BOND         GOVERNMENT     MATURITY       AGGRESSIVE       TAX-EXEMPT        CASH
                                        SERIES          SERIES      BOND SERIES    BOND SERIES**        FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income .............   $6,415,436      $574,999      $211,931       $243,325        $1,281,238       $2,516,770
  Net realized gain (loss) ..........    2,922,105        22,802       (23,055)       (36,350)          301,901               --
  Unrealized appreciation during
    the period ......................    6,960,323     1,209,772       249,810         69,420         2,117,941               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
       Net increase in net assets
         resulting from operations ..   16,297,864     1,807,573       438,686        276,395         3,701,080        2,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (6,158,758)     (551,577)     (177,005)      (146,443)       (1,241,504)      (2,516,770)
    Class B .........................     (255,751)      (24,133)      (34,039)       (63,361)          (39,808)              --
  In excess of net realized gain
    Class A .........................           --            --            --         (5,311)               --               --
    Class B .........................           --            --            --         (2,584)               --               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Total distributions
        to shareholders .............   (6,414,509)     (575,710)     (211,044)      (217,699)       (1,281,312)      (2,516,770)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    7,438,108     2,385,671     3,092,500      4,109,884         2,787,651      347,493,190
    Class B .........................    2,180,877       240,748       681,901      1,354,123           370,386               --
  Dividends reinvested
    Class A .........................    4,740,285       434,084       172,699        151,754           712,138        2,479,477
    Class B .........................      209,073        17,062        32,734         64,040            25,374               --
  Cost of shares redeemed
    Class A .........................  (18,496,662)   (2,223,959)     (129,283)    (1,330,238)       (4,896,869)    (369,916,482)
    Class B .........................     (981,865)      (53,363)       (4,389)            --           (54,635)              --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Net increase (decrease) from
        capital share transactions ..   (4,910,184)      800,243     3,846,162      4,349,563        (1,055,955)     (19,943,815)
                                        ----------     ---------     ---------      ---------         ---------       ----------
          Total increase (decrease)
            in net assets ...........    4,973,171     2,032,106     4,073,804      4,408,259         1,363,813      (19,943,815)

NET ASSETS:
  Beginning of period ...............   94,471,168     8,630,139            --             --        24,852,105       58,101,715
                                        ----------    ----------     ---------      ---------        ----------       ----------
  End of period .....................  $99,444,339   $10,662,245    $4,073,804     $4,408,259       $26,215,918      $38,157,900
                                        ==========    ==========     =========      =========        ==========       ==========
Undistributed net investment income .      $19,734        $2,672          $887        ($8,314)           $3,785              $--
                                        ==========    ==========     =========      =========        ==========       ==========

  (a) Shares issued and redeemed:
      Shares sold
        Class A .....................    1,055,977       507,582       307,309        406,499           289,991      347,493,190
        Class B .....................      304,780        51,475        67,767        135,204            38,553               --
      Dividends reinvested
        Class A .....................      673,772        93,100        16,505         15,098            74,305        2,479,477
        Class B .....................       29,519         3,639         3,127          6,372             2,642               --
      Shares redeemed
        Class A .....................   (2,613,704)     (485,740)      (12,281)      (129,149)         (510,770)    (369,916,482)
        Class B .....................     (139,145)      (11,827)         (417)            --            (5,598)              --
                                        ----------    ----------     ---------      ---------        ----------       ----------
      Net increase (decrease) .......     (688,801)      158,229       382,010        434,024          (110,877)     (19,943,815)
                                        ==========    ==========     =========      =========        ==========       ==========

* Period January 17, 1995 (inception) through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                 CORPORATE BOND SERIES (CLASS A)
1992      $7.68   $0.61     $0.044    $0.654   $(0.614)    $--      $--     $(0.614)   $7.72   9.0%  $104,492   1.01%   7.97%   61%
1993       7.72    0.52      0.521     1.041    (0.527)   (0.424)    --      (0.951)    7.81  13.4%   118,433   1.02%   6.46%  157%
1994       7.81    0.49     (1.127)   (0.637)   (0.493)     --       --      (0.493)    6.68  (8.3%)   90,593   1.01%   6.91%  204%
1995(d)(g) 6.68    0.47      0.708     1.178    (0.468)     --       --      (0.468)    7.39  18.2%    93,701   1.02%   6.62%  200%
1996(d)(g) 7.39    0.47     (0.517)   (0.047)   (0.473)     --       --      (0.473)    6.87  (0.5%)   73,360   1.01%   6.54%  292%

                                                 CORPORATE BOND SERIES (CLASS B)

1993(b)   $8.59   $0.11    $(0.324)  $(0.214)  $(0.112)  $(0.424)   $--     $(0.536)  $7.84   (2.5%)   $1,022   1.88%   5.16%  164%
1994(c)    7.84    0.43     (1.129)   (0.699)   (0.431)     --       --      (0.431)   6.71   (9.0%)    3,878   1.85%   6.08%  204%
1995(c)
(d)(g)     6.71    0.40      0.725     1.125    (0.405)     --       --      (0.405)   7.43   17.3%     5,743   1.85%   5.80%  200%
1996(c)
(d)(g)     7.43    0.40     (0.517)   (0.117)   (0.413)     --       --      (0.413)   6.90   (1.4%)    7,303   1.85%   5.70%  292%

                                                U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)  $0.244    $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273    0.583     (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)  (0.321)    (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620    0.92      (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)   0.054     (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)   $0.244   $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273     0.583    (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)   (0.321)   (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620     0.92     (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)    0.054    (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS B)

1993(b)(c)$5.51   $0.04    $(0.193)  $(0.153)  $(0.043)  $(0.344)   $--     $(0.387)  $4.97   (1.4%)      $140  1.61%   5.54%  114%
1994(c)    4.97    0.26     (0.624)   (0.364)   (0.256)     --       --      (0.256)   4.35   (7.4%)       321  1.85%   5.76%  220%
1995(c)
(d)(g)     4.35    0.26      0.625     0.885    (0.265)     --       --      (0.265)   4.97   20.9%        582  1.87%   5.69%   81%
1996(c)
(d)(g)     4.97    0.25     (0.254)   (0.004)   (0.256)     --       --      (0.256)   4.71   (0.02%)      661  1.86%   5.23%   75%

                                             LIMITED MATURITY BOND SERIES (CLASS A)

1995(c)
(d)(e)(g)$10.00   $0.62     $0.652    $1.272   $(0.612)    $--      $--     $(0.612)  $10.66  13.0%    $3,322   0.84%   5.97%    4%
1996(c)
(d)(g)    10.66    0.72     (0.507)    0.213    (0.720)     --     (0.013)   (0.733)   10.14   2.1%     4,938   0.90%   6.97%  105%

                                             LIMITED MATURITY BOND SERIES (CLASS B)

1995(c)(d)
(e)(g)   $10.00   $0.53     $0.664    $1.194   $(0.524)    $--      $--     $(0.524)  $10.67  12.2%      $752   1.71%   5.12%    4%
1996(c)
(d)(g)    10.67    0.63     (0.524)    0.106    (0.624)     --     (0.012)   (0.636)  $10.14   1.1%       761   1.88%   5.99%  105%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS A)

1995(c)(d)
(f)      $10.00   $0.63     $0.09     $0.72    $(0.55)   $(0.02)    $--     $(0.57)   $10.15   7.3%    $2,968   2.00%  11.04%  127%
1996(c)(d)10.15    1.06      0.064     1.124    (0.687)   (0.227)    --      (0.914)   10.36  11.6%     3,507   1.98%  10.39%   96%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS B)

1995(c)
(d)(f)   $10.00   $0.56     $0.12     $0.68    $(0.49)   $(0.02)    $--     $(0.51)   $10.17   6.9%    $1,440   2.75%  10.24%  127%
1996(c)(d)10.17    0.98      0.06      1.04     (0.573)   (0.227)    --      (0.80)    10.41  10.7%     1,541   2.75%   9.64%   96%

                                                  HIGH YIELD BOND SERIES (CLASS A)

1996(c)(d)
(h)(g)   $15.00   $0.45     $0.32     $0.77    $(0.45)     $--      $--     $(0.45)   $15.32   5.2%    $2,780   1.54%   7.47%  168%

                                                  HIGH YIELD BOND SERIES (CLASS B)

1996(c)(d)
(h)(g)   $15.00   $0.41     $0.32     $0.73    $(0.41)     $--      $--     $(0.41)   $15.32   4.9%    $2,719   2.26%   6.74%  168%

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                  SECURITY TAX-EXEMPT FUND (CLASS A)
1992      $9.97   $0.61     $0.092    $0.702   $(0.612)    $--      $--     $(0.612)  $10.06   7.3%    28,608   0.84%   6.07%   91%
1993      10.06    0.51      0.702     1.212    (0.514)   (0.388)    --      (0.902)   10.37  11.6%    32,115   0.82%   4.92%  118%
1994      10.37    0.47     (1.317)   (0.847)   (0.473)     --       --      (0.473)    9.05  (8.3%)   24,092   0.82%   4.74%   88%
1995       9.05    0.48      0.891     1.371    (0.481)     --       --      (0.481)    9.94  15.5%    25,026   0.86%   5.02%  103%
(c)(d)(g)
1996       9.94    0.45     (0.215)    0.235    (0.455)     --       --      (0.455)    9.72   2.5%    23,304   0.78%   4.67%   54%
(c)(d)(g)

                                                  SECURITY TAX-EXEMPT FUND (CLASS B)

1993(b)  $10.88   $0.10    $(0.128)  $(0.028)  $(0.094)  $(0.388)   $--     $(0.482)  $10.37  (0.2%)      $106  2.89%   2.71%   90%
1994(c)   10.37    0.35     (1.321)   (0.971)   (0.349)     --       --      (0.349)    9.05  (9.5%)       760  2.00%   3.50%   88%
1995       9.05    0.37      0.902     1.272    (0.372)     --       --      (0.372)    9.95  14.3%      1,190  2.00%   3.90%  103%
(c)(d)(g)
1996       9.95    0.33     (0.215)    0.115    (0.335)     --       --      (0.335)    9.73   1.2%      1,510  2.01%   3.44%   54%
(c)(d)(g)

                                                           SECURITY CASH FUND

1991      $1.00   $0.051    $--       $0.051   $(0.051)    $--      $--     $(0.051)    1.00   5.2%   $48,843   0.96%   5.21%   --
1992(c)    1.00    0.028     --        0.028    (0.028)     --       --      (0.028)    1.00   2.8%    56,694   1.00%   2.75%   --
1993(c)    1.00    0.023     --        0.023    (0.023)     --       --      (0.023)    1.00   2.4%    71,870   1.00%   2.28%   --
1994       1.00    0.033     --        0.033    (0.033)     --       --      (0.033)    1.00   3.4%    58,102   0.96%   3.24%   --
1995       1.00    0.049     --        0.049    (0.049)     --       --      (0.049)    1.00   5.0%    38,158   1.00%   5.00%   --
(c)(d)(g)
1996       1.00    0.045     --        0.045    (0.045)     --       --      (0.045)    1.00   4.6%    45,331   1.01%   4.47%   --
(c)(d)(g)

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                  1991   1992    1993    1994    1995    1996
                                 -----  -----   -----   -----   -----   -----
    Corporate Bond    Class B       --     --      --   2.00%    2.19%   2.05%
    U.S. Government   Class A    1.24%  1.20%   1.20%   1.20%    1.22%   1.17%
                      Class B       --     --   1.75%   2.91%    3.70%   3.26%
    Limited Maturity  Class A       --     --      --      --    1.04%   1.40%
      Bond            Class B       --     --      --      --    2.12%   2.60%
    Global Aggressive Class A       --     --      --      --    2.42%   2.73%
      Bond            Class B       --     --      --      --    3.93%   3.75%
    High Yield        Class A       --     --      --      --       --   2.11%
                      Class B       --     --      --      --       --   2.83%
    Tax-Exempt        Class A       --     --      --      --    0.86%   0.78%
                      Class B       --     --      --   2.32%    2.45%   2.19%
    Cash                            --  1.03%   1.03%      --    1.04%   1.01%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Security Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(g) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                             1995        1996
                                             -----       -----
     Corporate Bond             Class A      1.02%       1.01%
                                Class B      1.85%       1.85%
     U.S. Government            Class A      1.10%       0.64%
                                Class B      1.85%       1.85%
     Limited Maturity Bond      Class A      0.81%       0.87%
                                Class B      1.65%       1.85%
     Tax-Exempt                 Class A      0.85%       0.77%
                                Class B      2.00%       2.00%
     Cash Fund                               1.00%       1.00%

(h) Security High Yield Bond Series was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The shares of Security Income Fund are currently issued in five Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series, the Global Aggressive Bond Series and the High Yield Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each Series separately and to allocate general expenses to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION -- Valuations of Income Fund's and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. The Global Aggressive Bond Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Aggressive Bond Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Aggressive Bond Series may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Aggressive Bond Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. OPTIONS - The Global Aggressive Bond Series and High Yield Bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The Global Aggressive Bond Series wrote covered call options during the year in which the Series received $7,179 in premiums.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for Global Aggressive Bond Series and the High Yield Bond Series whose fees are .75 of 1% and .60 of 1% of the average net assets of each Series, respectively. The investment advisory contract for Income Fund provides that the total annual expenses

--------------------------------------------------------------------------------


of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended December 31, 1996, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the Global Aggressive Bond Series and the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series, Global Aggressive Bond Series and the High Yield Bond Series until December 31, 1996. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045 percent of the average daily net assets of Cash Fund and Global Aggressive Bond Series, calculated daily and payable monthly. For the identified administrative services SMC also receives, with respect to the Global Aggressive Bond Series, an annual fee equal to the greater of .10 percent of its average net assets or (i) $45,000 in the year ending April 29, 1997; and (ii) $60,000 thereafter.

     SMC pays the Sub-Advisor, Lexington Management Corporation (LMC) an annual fee in an amount equal to .35% of the average net assets of Global Aggressive Bond Series, for investment advisory and certain administrative services provided to the Global Aggressive Bond Series. LMC agreed to waive its sub-advisory fee until December 31, 1996. The Sub-Advisor has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), under which MFR will provide the Global Aggressive Bond Series with investment and economic research services. For the service provided by MFR, MFR receives from the Sub-Advisor, a fee equal to .15% of the average daily net assets of the Global Aggressive Bond Series.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income a nd Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1996, in the amounts presented below:


                                    NET UNDERWRITING    BROKER/DEALER
                                       COMMISSION         ALLOWANCES
     -----------------------------------------------------------------
     Corporate Bond Series             $23,873            $54,353
     U.S. Government Series             10,849             21,835
     Limited Maturity
       Bond Series                        (377)             7,971
     Global Aggressive
       Bond Series                       4,824              3,686
     High Yield Series                     283              5,491
     Tax-Exempt Fund                    13,059             42,066

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

     3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1996, (excluding overnight investments and short-term debt securities) were as follows:


                                      PURCHASES      PROCEEDS FROM SALES
     -------------------------------------------------------------------
     Corporate Bond Series          $247,769,817        $261,981,460
     U.S. Government Series            7,252,295           8,350,616
     Limited Maturity
       Bond Series                     6,582,167           5,034,918
     Global Aggressive
       Bond Series                     3,601,246           3,337,996
     High Yield Series                 8,153,564           3,220,588
     Tax-Exempt Fund                  13,361,690          14,342,980

     4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1996, were as follows:

                           AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                             UNREALIZED        UNREALIZED       APPRECIATION
                            APPRECIATION      DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------------------
Corporate Bond Series        $1,185,689       ($1,388,839)      ($203,150)
U.S. Government Series          184,874           (23,285)        161,589
Limited Maturity
  Bond Series                   115,348           (51,798)         63,550
Global Aggressive
  Bond Series                   240,819           (96,331)        144,488
High Yield Series               147,567              (500)        147,067
Tax-Exempt Fund                 544,263           (92,410)        451,853

     At December 31, 1996, the following Funds had accumulated net realized capital loss carryovers as shown:

                                     CAPITAL LOSS            EXPIRATION
                                      CARRYOVER                 YEAR

     Corporate Bond Series           $11,009,916                2002
                                       1,347,012                2004
     U.S. Government Series              978,377                2002
     Limited Maturity Bond Series         23,055                2003
                                          46,509                2004
     Global Aggressive Bond Series        48,004                2004
     High Yield Series                    36,585                2004
     Tax-Exempt Fund                   1,477,887                2002

     5. FORWARD FOREIGN EXCHANGE CONTACTS

     At December 31, 1996, Global Aggressive Bond Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

--------------------------------------------------------------------------------


                   SETTLEMENT    CONTRACT    CONTRACT   CURRENT    UNREALIZED
CURRENCY              DATE        AMOUNT       RATE      RATE         GAIN

Canadian
  Dollar            1/31/97      $224,215     1.3380     1.368       $4,917


     6. TAX STATUS OF DIVIDENDS

     Except for tax-exempt dividends, the income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for the Funds qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

     None of the exempt-interest dividends paid by Security Tax-Exempt Fund have been determined to be attributable to interest from specified private activity bonds. Thus, no portion is required to be reported as a tax preference item on Form 4626 or 6251, as appropriate.

     In some states, the portion of ordinary income dividends attributable to the Funds' investment in direct obligations of the U.S. Government may not be subject to state taxation. For the year ended December 31, 1996, interest on U.S. Government obligations as a percentage of gross investment income was: Cash Fund, 5%; Corporate Bond Series, 6%; U.S. Government Series, 28%; Limited
Maturity Bond Series, 6%; and Global Aggressive Bond Series, 1%. Since the qualifications for such exemption vary state by state, we suggest you consult your tax advisor for applicability.



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY TAX-EXEMPT FUND
AND SECURITY CASH FUND

     We have audited the accompanying balance sheets, including the statements of net assets of Security Income Fund (comprising, respectively, the Corporate Bond, U.S. Government, Limited Maturity Bond, Global Aggressive Bond and High Yield Bond Series), Security Tax-Exempt Fund and Security Cash Fund (the Funds) as of December 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (including each of the Series of Security Income Fund) at December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
January 31, 1997

THE SECURITY GROUP
OF MUTUAL FUNDS
-------------------

Security Growth and Income Fund
Security Equity Fund
  - Equity Series
  - Equity Global Series
  - Asset Allocation Series
  - Social Awareness Series
Security Ultra Fund
Security Income Fund
  - Corporate Bond Series
  - U.S. Government Series
  - Limited Maturity Bond Series
  - Global Aggressive Bond Series
  - High Yield Bond Series
Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Jack H. Hamilton
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Assistant Vice President
Barbara J. Davison, Assistant Vice President
Greg A. Hamilton, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary
Christopher D. Swickard, Assistant Secretary




[SDI LOGO]

                       SECURITY INCOME FUND

                     PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.   Financial Statements

               Included in Part A of this Registration Statement:

                  Per Share Income and Capital Changes

               To be included in Part B of this Registration Statement:

                  The audited financial statements contained in the most recent Annual Report of Security Income Fund for fiscal year ended December 31, 1996, the unaudited financial statements contained in the most recent Semiannual Report of Security Income Fund for the period ended June 30, 1997, and the unaudited financial statements of Emerging Markets Total Return Series and Global Asset Allocation Series for the period May 19, 1997 (date of inception) to September 30, 1997, are incorporated by reference in Part B of this Registration Statement.

          b. Exhibits:

               (1)  Articles  of  Incorporation.(f)
               (2)  Corporate Bylaws of Registrant.(a)
               (3)  Not applicable.
               (4) Specimen copy of share certificate for Registrant's shares of capital stock.(f)
               (5)  (a) Investment Advisory Contract - SMC, LLC.(e)
                    (b) Investment Advisory Contract - MFR.(f)
                    (c) Sub-Advisory Agreement - Lexington.(f)
                    (d) Sub-Advisory Agreement - SMC, LLC.(f)
               (6)  (a)  Distribution  Agreement.(f)
                    (b) Class B  Distribution  Agreement.(f)
                    (c) 1997 Marketing Agreement - MFR
               (7)  Form of Non-Qualified Deferred Compensation Plan.(f)
               (8)  (a) Custodian Agreement - UMB.(f)
                    (b) 1995  Custodian  Agreement - Chase(b)
                    (c) 1997 Custodian Agreement - Chase.(f)
               (9)  (a)  1987   Administrative   Services  and  Transfer  Agency
                         Agreement.(e)
                    (b)  Sub-Administrative  Agreement - Lexington.(b)
                    (c)  1997   Administrative   Services  and  Transfer  Agency
                         Agreement.(f)
               (10) Opinion  of  counsel as to the  legality  of the  securities offered.(c)
               (11) Consent of Independent Auditors.
               (12) Not applicable.
               (13) Not applicable.

               (14) Not applicable.
               (15) (a) Distribution Plan.(a)
                    (b)  Class B Distribution Plan.(a)
               (16) Schedule of Computation of Performance.
               (17) Financial Data Schedules.
               (18) Multiple Class Plan.(d)

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-38414 (May 1, 1995).

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-38414 (November 1, 1995).

(c)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 48 to Registration Statement No. 2-38414 (January 17, 1995).

(d)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-38414 (April 29, 1996).

(e)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-38414 (February 5, 1997).

(f)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38414 (April 30, 1997).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF SEPTEMBER 30, 1997.

                           (1)                                         (2)
                                                                NUMBER OF RECORD
                     TITLE OF CLASS                               SHAREHOLDERS
                     --------------                             ----------------

          Corporate Bond - Shares of Common Stock, Class A......    4,290
          Corporate Bond - Shares of Common Stock, Class B......    1,149
          U.S. Government - Shares of Common Stock, Class A.....      892
          U.S. Government - Shares of Common Stock, Class B.....      204
          Limited Maturity Bond - Shares of Common Stock,
            Class A.............................................      210
          Limited Maturity Bond - Shares of Common Stock,
            Class B.............................................      210
          High Yield - Shares of Common Stock, Class A..........      312
          High Yield - Shares of Common Stock, Class B..........      498
          Global High Yield (formerly Global Aggressive Bond) -
            Shares of Common Stock, Class A.....................      151
          Global High Yield (formerly Global Aggressive Bond) -
            Shares of Common Stock, Class B.....................       31
          Emerging Markets Total Return - Shares of Common
            Stock, Class A......................................       10
          Emerging Markets Total Return - Shares of Common
            Stock, Class B......................................        4
          Global Asset Allocation - Shares of Common Stock,
            Class A.............................................        8
          Global Asset Allocation - Shares of Common Stock,
            Class B.............................................        3

ITEM  27. INDEMNIFICATION.

          A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

               30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

               No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other
               corporation,   which   he/she  had  no   reasonable   grounds  to
               disbelieve.

               In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

          On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

               "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

               A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

               B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

               C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

               D. for any transaction from which the director derived an improper personal benefit."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          Security Management Company, LLC, investment manager to Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund, also acts as investment manager to Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund and acts as sub-investment adviser to the Global Asset Allocation Series of Security Income Fund.

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          James R. Schmank      President, Treasurer, Chief Fiscal Officer and
                                Managing Member Representative
                                   Security Management Company, LLC
                                Vice President and Director
                                   Security Distributors, Inc.
                                Vice President
                                   Security Benefit Group, Inc.
                                   Security Benefit Life Insurance Company
                                Vice President and Treasurer
                                   Security Growth and Income Fund, Security
                                   Income Fund, Security Cash Fund, Security
                                   Tax-Exempt Fund, Security Ultra Fund,
                                   Security Equity Fund, SBL Fund

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          John D. Cleland       Senior Vice President and Managing Member
                                Representative
                                   Security Management Company, LLC
                                President and Director
                                   Security Cash Fund, Security Income Fund,
                                   Security Tax-Exempt Fund, SBL Fund, Security
                                   Growth and Income Fund, Security Equity Fund, Security Ultra Fund
                                Senior Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.
                                Vice President and Director
                                   Security Distributors, Inc.
                                Trustee and Treasurer
                                   Mount Hope Cemetery Corporation
                                   4700 SW 17th
                                   Topeka, Kansas
                                Trustee and Investment Committee Chairman
                                   Topeka Community Foundation
                                   5100 SW 10th
                                   Topeka, Kansas

          Donald E. Caum        Director (until November 1996)
                                   Security Management Company
                                Senior Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.
                                Director
                                   YMCA Metro, Topeka, Kansas
                                Executive Director
                                   Jayhawk Area Council Boy Scouts of America,
                                   Topeka, Kansas
                                   Metropolitan Ballet, Topeka, Kansas

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          Mark E. Young         Vice President
                                   Security Growth and Income Fund, Security
                                   Income Fund, Security Cash Fund, Security
                                   Tax-Exempt Fund, Security Ultra Fund,
                                   Security Equity Fund, SBL Fund, Security
                                   Management Company, LLC, Security
                                   Distributors, Inc.
                                Assistant Vice President
                                   Security Benefit Life Insurance Company First Security Benefit Life Insurance and Annuity Company of New York Security Benefit Group, Inc.
                                Trustee
                                   Topeka Zoological Foundation, Topeka, Kansas

          Terry A. Milberger    Senior Portfolio Manager and Senior Vice
                                President
                                   Security Management Company, LLC
                                Vice President
                                   Security Equity Fund, SBL Fund

          Jane A. Tedder        Vice President and Senior Economist
                                   Security Management Company, LLC
                                Vice President
                                   Security Income Fund, SBL Fund, Security
                                   Equity Fund

          Amy J. Lee            Vice President and Associate General Counsel
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.
                                Secretary
                                   Security Management Company, LLC, Security
                                   Distributors, Inc., Security Cash Fund,
                                   Security Equity Fund, Security Tax-Exempt
                                   Fund, Security Ultra Fund, SBL Fund, Security Growth and Income Fund, Security Income Fund

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          Brenda M. Harwood     Assistant Vice President, Assistant Treasurer
                                and Assistant Secretary
                                   Security Management Company, LLC
                                Assistant Treasurer and Assistant Secretary
                                   Security Equity Fund, Security Ultra Fund,
                                   Security Growth and Income Fund, Security
                                   Income Fund, Security Cash Fund, SBL Fund,
                                   Security Tax-Exempt Fund
                                Treasurer
                                   Security Distributors, Inc.

          Steven M. Bowser      Second Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Second Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.

          Thomas A. Swank       Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.

          Barbara J. Davison    Assistant Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Assistant Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.
                                Vice-Chairman
                                   Topeka Chapter American Red Cross
                                   Topeka, Kansas

          Cindy L. Shields      Assistant Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Assistant Vice President
                                   Security Ultra Fund, SBL Fund, Security
                                   Equity Fund

          Larry L. Valencia     Assistant Vice President and Senior Research
                                   Analyst
                                   Security Management Company, LLC

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          James P. Schier       Assistant Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Assistant Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.

          David Eshnaur         Assistant Vice President and Portfolio Manager
                                   Security Management Company, LLC
                                Assistant Vice President
                                   Security Benefit Life Insurance Company,
                                   Security Benefit Group, Inc., SBL Fund,
                                   Security Income Fund

          Martha L. Sutherland  Second Vice President
                                   Security Management Company, LLC
                                Vice President
                                   Security Benefit Life Insurance Company
                                   Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001

          MFR ADVISORS, INC.:

          MFR Advisors, Inc. acts as investment adviser to Emerging Markets Total Return, Global Asset Allocation and Global High Yield (formerly Global Aggressive Bond) Series of Security Income Fund. MFR Advisors, Inc. serves as sub-adviser to one investment company other than Registrant.

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------

          Maria Fiorini Ramirez Chief Executive Officer, President and Director
                                   MFR Advisors, Inc.
                                Director
                                   Statewide Savings Bank S.L.A. of New Jersey
                                   Arlington Capital-Offshore Investment Company Dorchester Capital-Offshore Investment
                                   Company

          Bruce Jensen          Executive Vice President
                                   MFR Advisors, Inc.

          Timothy F. Downing    Chief Financial Officer
                                   MFR Advisors, Inc.

          *Located at One Liberty Plaza, New York, New York 10006

          LEXINGTON MANAGEMENT CORPORATION:

          Lexington Management Corporation, sub-adviser to MFR Global High Yield Series (formerly Global Aggressive Bond Series), MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          Robert M. DeMichele   President and Director
                                   Lexington Global Asset Managers, Inc.
                                Chairman and Chief Executive Officer
                                   Lexington Management Corporation, Lexington
                                   Funds Distributor, Inc.
                                Director
                                   Chartwell Re Corporation, The Navigator's
                                   Insurance Group, Inc., Unione Italiana
                                   Reinsurance, Vanguard Cellular Systems, Inc.
                                Chairman of the Board
                                   Lexington Group of Investment Companies,
                                   Market Systems Research, Inc.,
                                   Market Systems Research Advisors, Inc.

          Richard M. Hisey      Executive Vice President and Chief Financial
                                Officer
                                   Lexington Global Asset Managers, Inc.
                                Chief Financial Officer, Managing Director and
                                Director
                                   Lexington Management Corporation
                                Chief Financial Officer, Vice President and
                                Director
                                   Lexington Funds Distributor, Inc.
                                Vice President and Treasurer
                                   Market Systems Research Advisors, Inc.
                                Chief Financial Officer and Vice President
                                   Lexington Group of Investment Companies

          Lawrence Kantor       Executive Vice President and General
                                Manager-Mutual Funds
                                   Lexington Global Asset Managers, Inc.
                                Executive Vice President, Managing Director and
                                Director
                                   Lexington Management Corporation
                                Executive Vice President and Director
                                   Lexington Funds Distributor, Inc.
                                Vice President and Director
                                   Lexington Group of Investment Companies

                                Business* and Other Connections of the Executive
                Name            Officers and Directors of Registrant's Adviser
          -------------------   ------------------------------------------------
          Stuart S. Richardson  Chairman of the Board
                                   Lexington Global Asset Managers, Inc.
                                Director
                                   Lexington Management Corporation

          *Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  Security  Equity Fund
               Security  Ultra Fund
               Security  Growth and Income Fund
               Security Tax-Exempt Fund
               Variflex  Variable  Annuity  Account
               Varilife  Variable  Annuity Account
               Parkstone  Variable  Annuity Account
               Security  Varilife Separate Account
               Variable Annuity Account VIII (Variflex LS)
               Variable Annuity Account VIII (Variflex Signature)

          (b)

                      (1)                    (2)                     (3)
               Name and Principal   Position and Offices   Position and Offices
               BUSINESS ADDRESS*      WITH UNDERWRITER        WITH REGISTRANT
               ------------------   --------------------   --------------------
               Richard K Ryan       President and          None
                                    Director

               John D. Cleland      Vice President         President and
                                    and Director           Director

               James R. Schmank     Vice President         Vice President
                                    and Director           and Treasurer

               Mark E. Young        Vice President         Vice President

               Amy J. Lee           Secretary              Secretary

               Brenda M. Harwood    Treasurer              Assistant Secretary
                                                           and Assistant
                                                           Treasurer

               Daniel J. McNichol   Vice President         None

               Clark A. Anderson    Regional Vice          None
                                    President

               Paul A. Richardson   Regional Vice          None
                                    President

               Jennifer A. Zaat     Regional Vice          None
                                    President

               Kent N. Spillman     Regional Vice          None
                                    President

                      (1)                    (2)                     (3)
               Name and Principal   Position and Offices   Position and Offices
               BUSINESS ADDRESS*      WITH UNDERWRITER        WITH REGISTRANT
               ------------------   --------------------   --------------------
               Carla D. Griffin     Regional Vice          None
                                    President

               Anthony Hammock      Regional Vice
                                    President              None

               William G. Mancuso   Regional Vice
                                    President              None

               Marek E. Lakotko     Regional Vice
                                    President              None

               Eric M. Aanes        Regional Vice
                                    President              None

               Susan L. Tully       Regional Vice
                                    President              None

               *700 Harrison, Topeka, Kansas 66636-0001

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; MFR Advisors, Inc., One Liberty Plaza, New York, New York 10006 and Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 8th day of October, 1997.

                                                           SECURITY INCOME FUND
                                                             (The Registrant)

                                                By:      JOHN D. CLELAND
                                                    ----------------------------
                                                      John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                Date:      October 8, 1997
                                                     ---------------------------


Donald A. Chubb, Jr.       Director
--------------------
Donald A. Chubb, Jr.


John D. Cleland            President and Director
--------------------
John D. Cleland


Donald L. Hardesty         Director
---------------------
Donald L. Hardesty


Penny A. Lumpkin           Director
---------------------
Penny A. Lumpkin


Mark L. Morris, Jr.        Director
---------------------
Mark L. Morris, Jr.


Jeffrey B. Pantages        Director
---------------------
Jeffrey B. Pantages


Hugh L. Thompson           Director
---------------------
Hugh L. Thompson


Bruce Jensen               Director
---------------------
Bruce Jensen


Maria Fiorini Ramirez      Director
---------------------
Maria Fiorini Ramirez

                                  EXHIBIT INDEX

(1)  None

(2)  None

(3)  None

(4)  None

(5)  (a) None

     (b) None

     (c) None

     (d) None

(6)  (a) None

     (b) None

     (c) 1997 Marketing Agreement - MFR

(7)  None

(8)  (a) None

     (b) None

     (c) None

(9)  (a) None

     (b) None

     (c) None

(10) None

(11) Consent of Independent Auditors

(12) None

(13) None

(14) None

(15) (a) None

     (b) None

(16) Schedule of Computation of Performance

(17) Financial Data Schedules

(18) None